CMBS NEW ISSUE TERM SHEET

$1,195,585,629 (APPROXIMATE OFFERED CERTIFICATES)

$1,296,027,784 (APPROXIMATE TOTAL COLLATERAL BALANCE)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2004-4
OFFERED CLASSES A-1, A-2, A-3, A-4, A-5, A-6, A-1A, XP, B, C AND D CERTIFICATES

BANK OF AMERICA, N.A.
MORTGAGE LOAN SELLER

BEAR STEARNS COMMERCIAL MORTGAGE, INC.
MORTGAGE LOAN SELLER

BANK OF AMERICA, N.A.
MASTER SERVICER

MIDLAND LOAN SERVICES, INC.
SPECIAL SERVICER

SEPTEMBER 2004

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA
SECURITIES LLC, BEAR, STEARNS & CO. INC., GOLDMAN, SACHS & CO. AND GREENWICH
CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. NONE OF THE UNDERWRITERS NOR ANY
OF THEIR AFFILIATES HAS CONDUCTED ANY INDEPENDENT REVIEW OF THE INFORMATION
CONTAINED HEREIN, AND NONE OF THE UNDERWRITERS NOR ANY OF THEIR AFFILIATES
REPRESENT THAT SUCH INFORMATION IS ACCURATE OR COMPLETE AND THE INFORMATION
SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT
ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED
ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF
SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE
WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED
UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS,
DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION
OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT
POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES
THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE
REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE
SECURITIES ACT OF 1933, AS AMENDED INCLUDING ALL CASES WHERE THE MATERIAL DOES
NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH
REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF
THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING
ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR
INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER
REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL
BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU,
WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS
FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES.
THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE
PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS
MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. EACH OF THE
UNDERWRITERS IS ACTING AS AN UNDERWRITER AND IS NOT ACTING AS AN AGENT FOR THE
ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA SECURITIES LLC                          BEAR, STEARNS & CO. INC.

                                  -------------

     GOLDMAN, SACHS & CO.                                RBS GREENWICH CAPITAL

                               TABLE OF CONTENTS

Transaction Structure

Mortgage Pool Characteristics

Ten Largest Mortgage Loans or Crossed Pool

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------
OFFERED CERTIFICATES

                                      APPROX.
           EXPECTED    CERTIFICATE      % OF                                                  ASSUMED
           RATINGS      BALANCE OR    INITIAL     APPROX.       WEIGHTED        PRINCIPAL      FINAL
         -----------     NOTIONAL       POOL      CREDIT         AVERAGE          WINDOW    DISTRIBUTION
CLASS     FITCH/S&P     AMOUNT (1)    BALANCE     SUPPORT    LIFE (YRS) (2)     (MOS) (2)     DATE (2)      RATE TYPE
--------------------------------------------------------------------------------------------------------------------------

A-1(7)    AAA / AAA    $33,000,000     2.546%     13.000%        2.023             1-45       7/10/2008       Fixed
--------------------------------------------------------------------------------------------------------------------------
A-2(7)    AAA / AAA    $48,000,000     3.704%     13.000%        4.339            45-54       4/10/2009       Fixed
--------------------------------------------------------------------------------------------------------------------------
A-3(7)    AAA / AAA   $240,000,000    18.518%     13.000%        4.732            54-68       6/10/2010       Fixed
--------------------------------------------------------------------------------------------------------------------------
A-4(7)    AAA / AAA   $225,000,000    17.361%     13.000%        6.669            68-83       9/10/2011       Fixed
--------------------------------------------------------------------------------------------------------------------------
A-5(7)    AAA / AAA   $107,000,000     8.256%     13.000%        7.117            83-107      9/10/2013       Fixed
--------------------------------------------------------------------------------------------------------------------------
A-6(7)    AAA / AAA   $272,199,171    21.003%     13.000%        9.529           107-117      7/10/2014       Fixed(3)
--------------------------------------------------------------------------------------------------------------------------
A-1A(7)   AAA / AAA   $202,345,000    15.613%     13.000%        7.544            1-119       9/10/2014       Fixed(3)
--------------------------------------------------------------------------------------------------------------------------
XP        AAA / AAA      TBD(4)         N/A         N/A           (4)              N/A           N/A      Variable Rate(4)
--------------------------------------------------------------------------------------------------------------------------
B          AA / AA     $35,640,764     2.750%     10.250%        9.911           119-119      9/10/2014       Fixed(3)
--------------------------------------------------------------------------------------------------------------------------
C         AA- / AA-    $11,340,243     0.875%      9.375%        9.911           119-119      9/10/2014       Fixed(3)
--------------------------------------------------------------------------------------------------------------------------
D           A / A      $21,060,451     1.625%      7.750%        9.911           119-119      9/10/2014       Fixed (5)
--------------------------------------------------------------------------------------------------------------------------

NON-OFFERED CERTIFICATES

                                             APPROX.
          EXPECTED       CERTIFICATE           % OF                                                 ASSUMED
          RATINGS         BALANCE OR         INITIAL    APPROX.       WEIGHTED        PRINCIPAL      FINAL
       -------------       NOTIONAL            POOL      CREDIT        AVERAGE          WINDOW    DISTRIBUTION
CLASS    FITCH/S&P        AMOUNT (1)         BALANCE    SUPPORT    LIFE (YRS) (2)     (MOS) (2)     DATE (2)        RATE TYPE
---------------------------------------------------------------------------------------------------------------------------------

E         A- / A-         $9,720,209          0.750%     7.000%        9.911           119-119      9/10/2014       Fixed (5)
---------------------------------------------------------------------------------------------------------------------------------
F       BBB+ / BBB+      $16,200,347          1.250%     5.750%       11.029           119-141      7/10/2016       Fixed (5)
---------------------------------------------------------------------------------------------------------------------------------
G        BBB / BBB       $11,340,243          0.875%     4.875%       11.744           141-141      7/10/2016        WAC (6)
---------------------------------------------------------------------------------------------------------------------------------
H       BBB- / BBB-      $16,200,347          1.250%     3.625%       11.744           141-141      7/10/2016        WAC (6)
---------------------------------------------------------------------------------------------------------------------------------
J        BB+ / BB+        $6,480,139          0.500%     3.125%       11.744           141-141      7/10/2016       Fixed (3)
---------------------------------------------------------------------------------------------------------------------------------
K         BB / BB         $6,480,139          0.500%     2.625%       11.744           141-141      7/10/2016       Fixed (3)
---------------------------------------------------------------------------------------------------------------------------------
L        BB- / BB-        $6,480,139          0.500%     2.125%       11.744           141-141      7/10/2016       Fixed (3)
---------------------------------------------------------------------------------------------------------------------------------
M         B+ / B+         $3,240,069          0.250%     1.875%       11.744           141-141      7/10/2016       Fixed (3)
---------------------------------------------------------------------------------------------------------------------------------
N          B / B          $3,240,069          0.250%     1.625%       11.744           141-141      7/10/2016       Fixed (3)
---------------------------------------------------------------------------------------------------------------------------------
O         B- / B-         $4,860,105          0.375%     1.250%       11.784           141-143      9/10/2016       Fixed (3)
---------------------------------------------------------------------------------------------------------------------------------
P         NR / NR        $16,200,348          1.250%     0.000%       13.868           143-178      8/10/2019       Fixed (3)
---------------------------------------------------------------------------------------------------------------------------------
XC       AAA / AAA    $1,296,027,783(4)        N/A         NA           (4)              N/A           N/A      Variable Rate (4)
---------------------------------------------------------------------------------------------------------------------------------

(1)  Subject to a variance of plus or minus 10%.

(2)  As of the Cut-off Date, the Weighted Average Life, Principal Window and
     Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates and/or anticipated repayment date and the other assumptions set forth under
     "Yield and Maturity Considerations--Yield Considerations" in the prospectus supplement.

(3)  The Class A-6, Class A-1A, Class B, Class C, Class J, Class K, Class L,
     Class M, Class N, Class O and Class P Certificates will accrue interest at a fixed rate subject to a cap at the weighted average net mortgage rate.

(4)  The Class XP and Class XC Certificates will not have Certificate Balances and their holders will not receive distributions of principal, but these holders are entitled to receive payments of the aggregate interest accrued on the Notional Amount of the Class XP and Class XC Certificates as
     described in the prospectus supplement.

(5)  The Class D, Class E and Class F Certificates will accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate, (iii) the weighted average net mortgage rate or
     (iv) the weighted average net mortgage rate less a specified percentage.

(6)  The Class G and Class H Certificates will accrue interest at either (i) the weighted average net mortgage rate or (ii) the weighted average net mortgage rate less a specified percentage.

(7)  For purposes of making distributions to the Class A-1, Class A-2, Class
     A-3, Class A-4, Class A-5, Class A-6 and Class A-1A Certificates, the pool of Mortgage Loans will be deemed to consist of two distinct loan groups,
     Loan Group 1 and Loan Group 2. Loan Group 1 will consist of 84 Mortgage
     Loans, representing approximately 84.4% of the aggregate principal balance of the pool of Mortgage Loans as of the Cut-off Date. Loan Group 2 will consist of 24 Mortgage Loans, representing approximately 15.6% of the aggregate principal balance of the pool of Mortgage Loans as of the Cut-off
     Date. Loan Group 2 will include approximately 91.4% of the aggregate principal balance of all the Mortgage Loans secured by multifamily properties and approximately 53.1% of the aggregate principal balance of all the Mortgage Loans secured by manufactured housing properties.

     Generally, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and
     Class A-6 Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group
     1 until the Certificate Balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of
     Mortgage Loans in Loan Group 2 until the Certificate Balance of the Class
     A-6 Certificates has been reduced to zero. However, on and after any distribution date on which the Certificate Balances of the Class B through
     Class P Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of Mortgage Loans will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5,
     Class A-6 and Class A-1A Certificates pro rata.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC*
--------------------------------------------------------------------------------

                                                    Class XC(1), XP
               ---------------------------------  -------------------
                           AAA / AAA
Class A-1                    2.546%                                    $33.0 MM
               ---------------------------------  -------------------

               ---------------------------------  -------------------
                           AAA / AAA
Class A-2                    3.704%                                    $48.0 MM
               ---------------------------------  -------------------

               ---------------------------------  -------------------
                           AAA / AAA
Class A-3                   18.518%                                    $240.0 MM
               ---------------------------------  -------------------

               ---------------------------------  -------------------
                           AAA / AAA
Class A-4                   17.361%                                    $225.0 MM
               ---------------------------------  -------------------

               ---------------------------------  -------------------
                           AAA / AAA
Class A-5                    8.256%                                    $107.0 MM
               ---------------------------------  -------------------

               ---------------------------------  -------------------
                           AAA / AAA
Class A-6                   21.003%                                    $272.1 MM
               ---------------------------------  -------------------

               ---------------------------------  -------------------
                           AAA / AAA
Class A-1A                  15.613%                                    $202.3 MM
               ---------------------------------  -------------------

               ------------------------------------------------  ----
                            AA / AA
Class B                      2.750%                                    $35.6 MM
               ------------------------------------------------  ----

               --------------------------------------------------  --
                           AA- / AA-
Class C                      0.875%                                    $11.3 MM
               --------------------------------------------------  --

               --------------------------------------------------  --
                             A / A
Class D                      1.625%                                    $21.0 MM
               --------------------------------------------------  --

               --------------------------------------------------  --
                            A- / A-
Class E(1)                   0.750%                                    $9.7 MM
               --------------------------------------------------  --

               --------------------------------------------------  --
                          BBB+ / BBB+
Class F(1)                   1.250%                                    $16.2 MM
               --------------------------------------------------  --

               --------------------------------------------------  --
                           BBB / BBB
Class G(1)                   0.875%                                    $11.3 MM
               --------------------------------------------------  --

               --------------------------------------------------  --
                          BBB- / BBB-
Class H(1)                   1.250%                                    $16.2 MM
               --------------------------------------------------  --

               ---------------------------------  -------------------
                           BB+ / BB+
Class J(1)                   0.500%                                    $6.4 MM
               ---------------------------------  -------------------

               ---------------------------------  -------------------
                            BB / BB
Class K(1)                   0.500%                                    $6.4 MM
               ---------------------------------  -------------------

               ---------------------------------  -------------------
                           BB- / BB-
Class L(1)                   0.500%                                    $6.4 MM
               ---------------------------------  -------------------

               ---------------------------------  -------------------
                            B+ / B+
Class M(1)                   0.250%                                    $3.2 MM
               ---------------------------------  -------------------

               ---------------------------------  -------------------
                             B / B
Class N(1)                   0.250%                                    $3.2 MM
               ---------------------------------  -------------------

               ---------------------------------  -------------------
                            B- / B-
Class O(1)                   0.375%                                    $4.8 MM
               ---------------------------------  -------------------

               ---------------------------------  -------------------
                            NR / NR
Class P(1)                   1.250%                                    $16.2 MM
               ---------------------------------  -------------------

                              [GRAPHIC OMITTED]

---------------
*    Classes are not drawn to scale. Percentages are approximate percentages of the Initial Pool Balance as of the Cut-off Date. Class principal amounts are truncated.

(1)  Offered privately pursuant to Rule 144A.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

     NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
     MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT DATED SEPTEMBER
     2004.

ISSUE TYPE                  Sequential pay REMIC. Class A-1, A-2, A-3, A-4, A-5,
                            A-6, A-1A, XP, B, C and D Certificates
                            (collectively, the "Offered Certificates") are
                            offered publicly.

CUT-OFF DATE                All Mortgage Loan characteristics are based on
                            balances as of the Cut-off Date, which is October 1,
                            2004 for all of the Mortgage Loans. All percentages
                            presented herein are approximate.

MORTGAGE POOL               The Mortgage Pool consists of 108 Mortgage Loans
                            (the "Mortgage Loans") with an aggregate balance as
                            of the Cut-off Date of $1,296,027,784 (the "Initial
                            Pool Balance"). For purposes of making distributions
                            to the Class A-1, Class A-2, Class A-3, Class A-4,
                            Class A-5, Class A-6 and Class A-1A Certificates,
                            the Mortgage Pool will be deemed to consist of two
                            distinct loan groups, Loan Group 1 and Loan Group 2.
                            Loan Group 1 will consist of 84 Mortgage Loans,
                            representing approximately 84.4% of the Initial Pool
                            Balance as of the Cut-off Date. Loan Group 2 will
                            consist of 24 Mortgage Loans, representing
                            approximately 15.6% of the Initial Pool Balance as
                            of the Cut-off Date. The Mortgage Loans are secured
                            by 134 properties (the "Mortgaged Properties")
                            located throughout 29 states.

DEPOSITOR                   Banc of America Commercial Mortgage Inc.

MORTGAGE LOAN SELLERS       Bank of America, N.A. and Bear Stearns Commercial
                            Mortgage, Inc.

UNDERWRITERS                Banc of America Securities LLC and Bear, Stearns &
                            Co. Inc. are acting as co-lead managers. Banc of
                            America Securities LLC and Bear, Stearns & Co. Inc.
                            are acting as joint bookrunners with respect to the
                            Class A-4, Class A-5 and Class A-6 Certificates.
                            Banc of America Securities LLC is acting as sole
                            bookrunner with respect to all other Classes of
                            Offered Certificates. Goldman, Sachs & Co. and
                            Greenwich Capital Markets, Inc. are acting as
                            co-managers.

TRUSTEE                     LaSalle Bank National Association

FISCAL AGENT                ABN AMRO Bank N.V.

MASTER SERVICER             Bank of America, N.A.

SPECIAL SERVICER            Midland Loan Services, Inc.

RATING AGENCIES             Standard and Poor's Ratings Services, a division of
                            The McGraw-Hill Companies, Inc., ("S&P") and Fitch,
                            Inc. ("Fitch").

DENOMINATIONS               $10,000 minimum for Class A-1, A-2, A-3, A-4, A-5,
                            A-6 and A-1A Certificates, $1,000,000 minimum
                            (notional) for the Class XP Certificates and
                            $100,000 minimum for all other Offered Certificates.

SETTLEMENT DATE             On or about October   , 2004.

SETTLEMENT TERMS            Book-entry through DTC for all Offered Certificates.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

DISTRIBUTION DATE           The 10th day of each month, or if such 10th day is
                            not a business day, the next succeeding business
                            day, commencing with respect to the Offered
                            Certificates in November 2004.

DETERMINATION DATE          For any Distribution Date, the earlier of (i) the
                            sixth day of the month in which the related
                            Distribution Date occurs, or if such sixth day is
                            not a Business Day, then the immediately preceding
                            Business Day, and (ii) the fourth Business Day prior
                            to the related Distribution Date.

INTEREST DISTRIBUTIONS      Each Class of Offered Certificates will be entitled
                            on each Distribution Date to interest accrued at its
                            Pass-Through Rate for such Distribution Date on the
                            outstanding Certificate Balance of such Class during
                            the prior calendar month. Interest will be
                            distributed on each Distribution Date in sequential
                            order of class designations with the Class A-1,
                            Class A-2, Class A-3, Class A-4, Class A-5, Class
                            A-6, Class A-1A, Class XC and Class XP Certificates
                            ranking pari passu in entitlement to interest.

PRINCIPAL DISTRIBUTIONS     Principal will be distributed on each Distribution
                            Date to the Class of Sequential Pay Certificates
                            outstanding with the earliest alphabetical numerical
                            Class designation until its Certificate Balance is
                            reduced to zero. Generally, the Class A-1, Class
                            A-2, Class A-3, Class A-4, Class A-5 and Class A-6
                            Certificates will only be entitled to receive
                            distributions of principal collected or advanced in
                            respect of Mortgage Loans in Loan Group 1 until the
                            Certificate Balance of the Class A-1A Certificates
                            has been reduced to zero, and the Class A-1A
                            Certificates will only be entitled to receive
                            distributions of principal collected or advanced in
                            respect of Mortgage Loans in Loan Group 2 until the
                            Certificate Balances of the Class A-1, Class A-2,
                            Class A-3, Class A-4, Class A-5 and Class A-6
                            Certificates have been reduced to zero. If, due to
                            losses, the Certificate Balances of the Class B
                            through Class P Certificates are reduced to zero but
                            any two or more of Class A-1, Class A-2, Class A-3,
                            Class A-4, Class A-5, Class A-6 and/or Class A-1A
                            Certificates remain outstanding, payments of
                            principal to the outstanding Class A-1, Class A-2,
                            Class A-3, Class A-4, Class A-5, Class A-6 and Class
                            A-1A Certificates will be made on a pro rata basis.

LOSSES                      To be applied first to Class P, then to the next
                            most subordinate Class of Sequential Pay
                            Certificates. However, with respect to the Bank of
                            America Center Whole Loan (as to which only the
                            related A-1 note is in the trust fund), losses will
                            be applied first to the junior portion of the A-1
                            note, and then pro rata among the A-2 note, the A-3
                            note and the senior portion of the A-1 note. As a
                            result of such application, losses on such loan will
                            be borne first by the Class BC Certificates (which
                            correspond to the junior portion of the A-1 note)
                            and, following the reduction of the principal
                            balance of the Class BC Certificates to zero, the
                            pro rata portion of losses so allocable to the
                            senior portion of the A-1 note will be applied first
                            to Class P, and then to the next most subordinate
                            Class of Sequential Pay Certificates, etc.
                            Similarly, with respect to the Dallas Market Center
                            Whole Loan (as to which only the related A-1 note is
                            in the trust fund), losses will be applied first to
                            the junior portion of the A-1 note, and then pro
                            rata among the A-2 note and the senior portion of
                            the A-1 note. As a result of such application,
                            losses on such loan will be borne first by the most
                            subordinate class of the Class DM Certificates
                            (which collectively correspond to the junior portion
                            of the A-1 note) and then sequentially to the next
                            most subordinate class of Class DM Certificates,
                            etc.; following the reduction of the principal
                            balances of each class of the Class DM Certificates
                            to zero,the pro rata potion of losses allocable to
                            the senior portion of the A-1 note will be applied
                            first to Class P, and then to the next most
                            subordinate Class of Sequential Pay Certificates,
                            etc.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
--------------------------------------------------------------------------------

PREPAYMENT PREMIUMS         The manner in which any prepayment premiums received
                            during a particular Collection Period will be
                            allocated to one or more of the Classes of Offered
                            Certificates is described in the "Description of the
                            Certificates -- Distributions -- Distributions of
                            Prepayment Premiums" in the prospectus supplement.

ADVANCES                    Subject to certain limitations, including, but not
                            limited to, a recoverability determination, the
                            Master Servicer will be required to advance certain
                            principal, interest and other expenses. In the event
                            that the Master Servicer fails to make such
                            advances, the Trustee will be required to do so.

APPRAISAL REDUCTIONS        Following the occurrence of: (1) any Mortgage Loan
                            or Whole Loan becoming a Modified Mortgage Loan; (2)
                            any Monthly Payment with respect to any Mortgage
                            Loan or Whole Loan which remains unpaid for 60 days
                            past the Due Date for such payments; (3) the passage
                            of 60 days after the Special Servicer receives
                            notice that the mortgagor under such Mortgage Loan
                            or Whole Loan becomes the subject of bankruptcy,
                            insolvency or similar proceedings, which remain
                            undischarged and undismissed; (4) the passage of 60
                            days after the Special Servicer receives notice that
                            a receiver or similar official is appointed with
                            respect to the related Mortgaged Property; or (5)
                            the related Mortgaged Property becoming an REO
                            Property, the Special Servicer will obtain an
                            appraisal on the property. Advances of delinquent
                            interest on the most subordinate class or classes
                            will be reduced to the extent of the interest on the
                            Appraisal Reduction Amount. The Appraisal Reduction
                            Amount will generally be equal to the difference
                            between (a) the scheduled balance of the Mortgage
                            Loan plus any unpaid advances outstanding and other
                            amounts payable with respect thereto and (b) an
                            amount equal to 90% of the appraised value of the
                            Mortgaged Property.

CONTROLLING CLASS           The most subordinate Class of Sequential Pay
                            Certificates with an outstanding Certificate Balance
                            at least equal to 25% of its initial Certificate
                            Balance or, if no such Class satisfies such
                            criteria, the Class of Sequential Pay Certificates
                            with the then largest outstanding Class Balance.
                            (With respect to the Bank of America Center loan,
                            however, the controlling class will be the Class BC
                            Certificates, and with respect to the Dallas Market
                            Center loan, the controlling class will be the most
                            subordinate Class of Class DM Certificates, in each
                            case subject to similar criteria, the terms of the
                            related intercreditor agreements and otherwise as
                            described in the prospectus supplement.)

ERISA                       The Offered Certificates are expected to be ERISA
                            eligible.

SMMEA                       The Offered Certificates are not expected to be
                            "mortgage-related securities" for the purposes of
                            SMMEA.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
--------------------------------------------------------------------------------

CONTACT INFORMATION
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC       BEAR, STEARNS & CO. INC.
Bill Hale                            Craig Sedmak
(704) 388-1597 (Phone)               (212) 272-4953 (Phone)
(704) 388-9677 (Fax)                 (917) 849-0223 (Fax)
bill.e.hale@bankofamerica.com        csedmak@bear.com
Geordie Walker                       Tim Koltermann
(704) 388-1597 (Phone)               (212) 272-4953 (Phone)
(704) 388-9677 (Fax)                 (917) 849-0223 (Fax)
geordie.r.walker@bankofamerica.com   tkoltermann@bear.com
Chuck Mather                         Jignesh Patel
(704) 388-1597 (Phone)               (212) 272-6184 (Phone)
(704) 388-9677 (Fax)                 (917) 849-0223 (Fax)
charles.mather@bankofamerica.com     jignesh.patel@bear.com
GOLDMAN, SACHS & CO.                 GREENWICH CAPITAL MARKETS, INC.
Rolf Edwards                         Chris McCormack
(212) 902-5637 (Phone)               (203) 625-2900 (Phone)
(212) 346-3594 (Fax)                 (203) 618-2052 (Fax)
rolf.edwards@gs.com                  mccormc@gcm.com
Scott Wisenbaker                     Brian Schwartz
(212) 902-2858 (Phone)               (203) 625-2900 (Phone)
(212) 346-3594 (Fax)                 (203) 618-2033 (Fax)
scott.wisenbaker@gs.com              brian.schwartz@gcm.com

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

GENERAL CHARACTERISTICS                                                     MORTGAGE POOL      LOAN GROUP 1       LOAN GROUP 2

Number of Mortgage Loans ................................................              108                84                24
Number of Mortgaged Properties ..........................................              134               105                29
Aggregate Balance of all Mortgage Loans .................................   $1,296,027,784    $1,093,682,783      $202,345,000
Number of Balloon Payment Mortgage Loans(1) .............................               88                65                23
Aggregate Balance of Balloon Payment Mortgage Loans(1) ..................     $935,506,661      $744,161,661      $191,345,000
Number of Anticipated Repayment Date Mortgage Loans(2) ..................                4                 4                 0
Aggregate Balance of Anticipated Repayment Date Mortgage Loans(2) .......      $36,106,122       $36,106,122                $0
Number of Interest Only Mortgage Loans(2) ...............................               18                17                 1
Aggregate Balance of Interest Only Mortgage Loans(2) ....................     $341,048,000      $330,048,000       $11,000,000
Minimum Balance .........................................................         $997,592          $997,592        $1,396,215
Maximum Balance .........................................................     $150,000,000      $150,000,000       $25,942,802
Average Balance .........................................................      $12,000,257       $13,020,033        $8,431,042
Number of Cross-Collateralized and Cross-Defaulted Loan Pools ...........                2                 0                 2
Maximum Balance for a Group of Cross-Collateralized and Cross-Defaulted
 Mortgage Loans .........................................................      $39,984,005                $0       $39,984,005
Weighted Average LTV Ratio ..............................................            67.9%             66.0%             77.7%
Maximum LTV Ratio .......................................................            80.7%             80.7%             80.2%
Minimum LTV Ratio .......................................................            34.1%             34.1%             37.9%
Weighted Average DSCR ...................................................            1.68x             1.75x             1.30x
Maximum DSCR ............................................................            3.79x            3.79 x             1.57x
Minimum DSCR ............................................................            1.20x             1.21x             1.20x
Weighted Average LTV at Maturity or Anticipated Repayment Date ..........            61.3%             60.0%             68.6%
Range of Mortgage Loan Interest Rates ...................................    4.111%-6.730%     4.111%-6.730%     4.469%-6.401%
Weighted Average Mortgage Loan Interest Rate ............................           5.423%            5.428%            5.391%
Range of Remaining Term to Maturity or Anticipated Repayment Date
  (months) ..............................................................         52 - 178          52 - 178          54 - 143
Weighted Average Remaining Term to Maturity or Anticipated Repayment Date
  (months) ..............................................................               94                92               104

(1)  Excludes Mortgage Loans that are Interest Only for their full term and
     Anticipated Repayment Date Mortgage Loans.

(2)  With respect to two Mortgage Loans, Loan Nos. 41399 and 39914, each
     Mortgage Loan is both Hyperamortizing and Interest Only which results in such Mortgage Loans appearing in each category.

*    One Mortgage Loan, Loan No. 58399 (such Loan Number is set forth in Annex A to the prospectus supplement) representing 11.6% of the Initial Pool
     Balance (and 13.7% of the Group 1 Balance) is part of a split loan structure evidenced by three senior pari passu promissory notes. The
     Cut-off Date Balance of this Mortgage Loan has been calculated based upon the senior note included in the trust having been divided into a senior component and one subordinate component, and reflects only the outstanding principal balance of the senior component as of the Cut-off Date. Each loan-to-value ratio and debt service coverage ratio calculated in this term sheet with respect to this Mortgage Loan, except as may be otherwise noted
     herein, was calculated based upon the three senior notes (excluding the subordinate component). Such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate component was included. For purposes of weighting such debt service coverage ratios and loan-to-value ratios, such weighting is based solely upon the outstanding principal balance of the senior note
     (excluding the subordinate component) included in the trust,

     One Mortgage Loan, Loan No. 58320 (such Loan Number is set forth in Annex A to the prospectus supplement) representing 5.1% of the Initial Pool Balance
     (and 6.0% of the Group 1 Balance) is part of a split loan structure evidenced by two senior pari passu promissory notes. The Cut-off Date
     Balance of this Mortgage Loan has been calculated based upon the senior note included in the trust having been divided into a senior component and seven subordinate components, and reflects only the outstanding principal balance of the senior component as of the Cut-off Date. Each loan-to-value ratio and debt service coverage ratio calculated in this term sheet with respect to this Mortgage Loan, except as may be otherwise noted herein, was calculated based upon the two senior notes (excluding the subordinate components). Such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate components were included. For purposes of weighting such debt service coverage ratios and loan-to-value ratios, such weighting is based solely upon the outstanding principal balance of the senior note (excluding the subordinate components) included in the trust.

     The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on the net cash flow unless otherwise noted in this term sheet.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                               [PIE CHART OMITTED]

                    Retail                            33.8%
                    Office                            31.2%
                    Manufactured Housing              10.9%
                    Multifamily                       10.7%
                    Other                              5.1%
                    Self Storage                       4.5%
                    Industrial                         2.9%
                    Hotel                              0.8%

PROPERTY TYPE

                                                                 WEIGHTED                     WEIGHTED                   WEIGHTED
                       NUMBER OF    AGGREGATE        % OF         AVERAGE       MIN/MAX        AVERAGE       MIN/MAX     AVERAGE
                       MORTGAGED   CUT-OFF DATE  INITIAL POOL  UNDERWRITING   UNDERWRITING  CUT-OFF DATE  CUT-OFF DATE   MORTGAGE
PROPERTY TYPE         PROPERTIES     BALANCE        BALANCE        DSCR           DSCR        LTV RATIO     LTV RATIO      RATE
------------------------------------------------------------------------------------------------------------------------------------

Retail                     42    $  438,182,740       33.8%       1.78x     1.21x / 3.39x        69.6%     49.5%/80.0%     5.374%
------------------------------------------------------------------------------------------------------------------------------------
 Anchored                  32       389,814,437       30.1        1.81x     1.24x / 3.33x        69.3%     49.5%/80.0%     5.322%
------------------------------------------------------------------------------------------------------------------------------------
 Shadow Anchored            7        31,912,558        2.5        1.64x     1.21x / 3.39x        69.2%     54.7%/78.1%     5.638%
------------------------------------------------------------------------------------------------------------------------------------
 Unanchored                 3        16,455,745        1.3        1.29x     1.29x / 1.29x        75.7%     72.9%/79.8%     6.112%
------------------------------------------------------------------------------------------------------------------------------------
Office                     32       404,426,373       31.2        1.72x     1.26x / 2.21x        61.9%     38.0%/80.7%     5.323%
------------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing       18       141,518,501       10.9        1.27x     1.20x / 1.49x        78.1%     63.2%/80.0%     5.283%
------------------------------------------------------------------------------------------------------------------------------------
Multifamily                21       139,180,904       10.7        1.30x     1.20x / 1.57x        76.6%     37.9%/80.2%     5.460%
------------------------------------------------------------------------------------------------------------------------------------
Other(1)                    1        65,903,426        5.1        2.37x     2.37x / 2.37x        51.0%     51.0%/51.0%     6.101%
------------------------------------------------------------------------------------------------------------------------------------
Self Storage               16        57,958,825        4.5        1.58x     1.26x / 3.79x        69.4%     34.1%/80.0%     5.538%
------------------------------------------------------------------------------------------------------------------------------------
Industrial                  3        37,885,588        2.9        1.82x     1.25x / 2.58x        70.1%     54.7%/79.3%     5.817%
------------------------------------------------------------------------------------------------------------------------------------
Hotel                       1        10,971,427        0.8        1.68x     1.68x / 1.68x        63.8%     63.8%/63.8%     6.276%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED
 AVERAGE                  134    $1,296,027,784      100.0%       1.68X     1.20X / 3.79X        67.9%     34.1%/80.7%     5.423%
------------------------------------------------------------------------------------------------------------------------------------

*    One Mortgage Loan, Loan No. 58399 (such Loan Number is set forth in Annex A to the prospectus supplement) representing 11.6% of the Initial Pool
     Balance (and 13.7% of the Group 1 Balance) is part of a split loan structure evidenced by three senior pari passu promissory notes. The
     Cut-off Date Balance of this Mortgage Loan has been calculated based upon the senior note included in the trust having been divided into a senior component and one subordinate component, and reflects only the outstanding principal balance of the senior component as of the Cut-off Date. Each loan-to-value ratio and debt service coverage ratio calculated in this term sheet with respect to this Mortgage Loan, except as may be otherwise noted
     herein, was calculated based upon the three senior notes (excluding the subordinate component). Such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate component was included. For purposes of weighting such debt service coverage ratios and loan-to-value ratios, such weighting is based solely upon the outstanding principal balance of the senior note
     (excluding the subordinate component) included in the trust.

     One Mortgage Loan, Loan No. 58320 (such Loan Number is set forth in Annex A to the prospectus supplement) representing 5.1% of the Initial Pool Balance
     (and 6.0% of the Group 1 Balance) is part of a split loan structure evidenced by two senior pari passu promissory notes. The Cut-off Date
     Balance of this Mortgage Loan has been calculated based upon the senior note included in the trust having been divided into a senior component and seven subordinate components, and reflects only the outstanding principal balance of the senior component as of the Cut-off Date. Each loan-to-value ratio and debt service coverage ratio calculated in this term sheet with respect to this Mortgage Loan, except as may be otherwise noted herein, was calculated based upon the two senior notes (excluding the subordinate components). Such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate components were included. For purposes of weighting such debt service coverage ratios and loan-to-value ratios, such weighting is based solely upon the outstanding principal balance of the senior note (excluding the subordinate components) included in the trust.

     The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on the net cash flow unless otherwise noted in this term sheet.

(1)  The Mortgaged Property in this category is a merchandise mart property and secures one Mortgage Loan representing 5.1% of the Initial Pool Balance
     (and 6.0% of the Group 1 Balance) as of the Cut-off Date.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

PROPERTY LOCATION

                                                                            WEIGHTED         WEIGHTED      WEIGHTED
                     NUMBER OF           AGGREGATE                           AVERAGE          AVERAGE       AVERAGE
                     MORTGAGED        CUT-OFF DATE     % OF INITIAL     UNDERWRITING     CUT-OFF DATE      MORTGAGE
STATES              PROPERTIES             BALANCE     POOL BALANCE             DSCR        LTV RATIO          RATE
--------------------------------------------------------------------------------------------------------------------

California+             22            $  331,475,066       25.6%              1.79x            59.9%         5.299%
--------------------------------------------------------------------------------------------------------------------
 Northern               11               233,864,704       18.0               1.97x            55.8%         5.104%
--------------------------------------------------------------------------------------------------------------------
 Southern               11                97,610,361        7.5               1.36x            69.7%         5.768%
--------------------------------------------------------------------------------------------------------------------
Texas                   24               200,594,226       15.5               1.82x            65.5%         5.709%
--------------------------------------------------------------------------------------------------------------------
Florida                 10               125,074,776        9.7               1.46x            73.0%         5.303%
--------------------------------------------------------------------------------------------------------------------
Ohio                     7                88,993,519        6.9               1.46x            78.4%         5.391%
--------------------------------------------------------------------------------------------------------------------
Kansas                   2                83,410,962        6.4               1.46x            75.4%         5.748%
--------------------------------------------------------------------------------------------------------------------
Virginia                 4                62,390,239        4.8               1.29x            73.8%         5.936%
--------------------------------------------------------------------------------------------------------------------
Washington               5                61,862,889        4.8               2.43x            57.9%         4.985%
--------------------------------------------------------------------------------------------------------------------
Pennsylvania             8                58,789,762        4.5               1.73x            70.3%         4.953%
--------------------------------------------------------------------------------------------------------------------
Maryland                 3                32,400,000        2.5               1.66x            67.4%         5.203%
--------------------------------------------------------------------------------------------------------------------
Michigan                 5                30,100,000        2.3               1.30x            78.3%         5.167%
--------------------------------------------------------------------------------------------------------------------
Others                  44               220,936,346       17.0               1.60x            71.1%         5.474%
--------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG          134            $1,296,027,784      100.0%              1.68X            67.9%         5.423%
--------------------------------------------------------------------------------------------------------------------

o    THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 29 STATES.

*    One Mortgage Loan, Loan No. 58399 (such Loan Number is set forth in Annex A to the prospectus supplement) representing 11.6% of the Initial Pool
     Balance (and 13.7% of the Group 1 Balance) is part of a split loan structure evidenced by three senior pari passu promissory notes. The
     Cut-off Date Balance of this Mortgage Loan has been calculated based upon the senior note included in the trust having been divided into a senior component and one subordinate component, and reflects only the outstanding principal balance of the senior component as of the Cut-off Date. Each loan-to-value ratio and debt service coverage ratio calculated in this term sheet with respect to this Mortgage Loan, except as may be otherwise noted
     herein, was calculated based upon the three senior notes (excluding the subordinate component). Such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate component was included. For purposes of weighting such debt service coverage ratios and loan-to-value ratios, such weighting is based solely upon the outstanding principal balance of the senior note
     (excluding the subordinate component) included in the trust.

     One Mortgage Loan, Loan No. 58320 (such Loan Number is set forth in Annex A to the prospectus supplement) representing 5.1% of the Initial Pool Balance
     (and 6.0% of the Group 1 Balance) is part of a split loan structure evidenced by two senior pari passu promissory notes. The Cut-off Date
     Balance of this Mortgage Loan has been calculated based upon the senior note included in the trust having been divided into a senior component and seven subordinate components, and reflects only the outstanding principal balance of the senior component as of the Cut-off Date. Each loan-to-value ratio and debt service coverage ratio calculated in this term sheet with respect to this Mortgage Loan, except as may be otherwise noted herein, was calculated based upon the two senior notes (excluding the subordinate components). Such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate components were included. For purposes of weighting such debt service coverage ratios and loan-to-value ratios, such weighting is based solely upon the outstanding principal balance of the senior note (excluding the subordinate components) included in the trust.

     The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on the net cash flow unless otherwise noted in this term sheet.

+    Northern California properties have a zip code greater than or equal to
     93600. Southern California properties have a zip code less than 93600.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)
--------------------------------------------------------------------------------
                                       NO. OF           AGGREGATE
                                     MORTGAGE        CUT-OFF DATE          % OF
                                        LOANS         BALANCE ($)          POOL
--------------------------------------------------------------------------------
 $997,592 -- $999,999                      1              997,592           0.1
 $1,000,000 -- $1,999,999                 10           15,515,887           1.2
 $2,000,000 -- $2,999,999                  6           14,802,772           1.1
 $3,000,000 -- $3,999,999                  7           25,155,143           1.9
 $4,000,000 -- $4,999,999                 11           50,114,717           3.9
 $5,000,000 -- $7,499,999                 25          154,273,057          11.9
 $7,500,000 -- $9,999,999                 10           85,433,288           6.6
 $10,000,000 -- $14,999,999               16          194,300,276          15.0
 $15,000,000 -- $19,999,999                6           97,934,168           7.6
 $20,000,000 -- $29,999,999                8          190,376,613          14.7
 $30,000,000 -- $49,999,999                5          182,509,884          14.1
 $50,000,000 -- $99,999,999                2          134,614,388          10.4
 $100,000,000 -- $150,000,000              1          150,000,000          11.6
--------------------------------------------------------------------------------
 TOTAL                                   108        1,296,027,784         100.0
--------------------------------------------------------------------------------
Min: $997,592               Max: $150,000,000               Average: $12,000,257
--------------------------------------------------------------------------------

STATE
--------------------------------------------------------------------------------
                                       NO. OF           AGGREGATE
                                     MORTGAGE        CUT-OFF DATE          % OF
                                   PROPERTIES         BALANCE ($)          POOL
--------------------------------------------------------------------------------
 California+                              22          331,475,066          25.6
  Northern                                11          233,864,704          18.0
  Southern                                11           97,610,361           7.5
 Texas                                    24          200,594,226          15.5
 Florida                                  10          125,074,776           9.7
 Ohio                                      7           88,993,519           6.9
 Kansas                                    2           83,410,962           6.4
 Virginia                                  4           62,390,239           4.8
 Washington                                5           61,862,889           4.8
 Pennsylvania                              8           58,789,762           4.5
 Maryland                                  3           32,400,000           2.5
 Michigan                                  5           30,100,000           2.3
 Others                                   44          220,936,346          17.0
--------------------------------------------------------------------------------
 TOTAL:                                  134        1,296,027,784         100.0
--------------------------------------------------------------------------------

PROPERTY TYPE
--------------------------------------------------------------------------------
                                       NO. OF           AGGREGATE
                                     MORTGAGE        CUT-OFF DATE          % OF
                                   PROPERTIES         BALANCE ($)          POOL
--------------------------------------------------------------------------------
 Retail                                   42          438,182,740          33.8
    Anchored                              32          389,814,437          30.1
    Shadow Anchored                        7           31,912,558           2.5
    Unanchored                             3           16,455,745           1.3
 Office                                   32          404,426,373          31.2
 Manufactured Housing                     18          141,518,501          10.9
 Multifamily                              21          139,180,904          10.7
 Other(1)                                  1           65,903,426           5.1
 Self Storage                             16           57,958,825           4.5
 Industrial                                3           37,885,588           2.9
 Hotel                                     1           10,971,427           0.8
--------------------------------------------------------------------------------
 TOTAL:                                  134        1,296,027,784         100.0
--------------------------------------------------------------------------------

MORTGAGE RATE (%)
--------------------------------------------------------------------------------
                                       NO. OF           AGGREGATE
                                     MORTGAGE        CUT-OFF DATE          % OF
                                        LOANS         BALANCE ($)          POOL
--------------------------------------------------------------------------------
 4.111% -- 4.499%                          6           70,749,526           5.5
 4.500% -- 4.749%                          3           44,603,167           3.4
 4.750% -- 4.999%                          9          275,791,690          21.3
 5.000% -- 5.249%                         11          118,965,746           9.2
 5.250% -- 5.499%                         12          140,126,119          10.8
 5.500% -- 5.749%                         22          211,673,307          16.3
 5.750% -- 5.999%                         20          228,232,679          17.6
 6.000% -- 6.249%                         16          154,655,613          11.9
 6.250% -- 6.499%                          6           47,346,037           3.7
 6.500% -- 6.730%                          3            3,883,899           0.3
--------------------------------------------------------------------------------
 TOTAL:                                  108        1,296,027,784         100.0
--------------------------------------------------------------------------------
 Min: 4.111%                       Max: 6.730%                   Wtd Avg: 5.423%
--------------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)
--------------------------------------------------------------------------------
                                       NO. OF           AGGREGATE
                                     MORTGAGE        CUT-OFF DATE          % OF
                                        LOANS         BALANCE ($)          POOL
--------------------------------------------------------------------------------
 60 -- 83                                 34          351,597,555          27.1
 84 -- 99                                  9          312,170,701          24.1
 100 -- 120                               53          533,289,998          41.1
 121 -- 179                               10           90,435,881           7.0
 180                                       2            8,533,649           0.7
 TOTAL:                                  108        1,296,027,784         100.0
--------------------------------------------------------------------------------
 Min: 60                           Max: 180                      Wtd Avg: 97
--------------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS)
--------------------------------------------------------------------------------
                                       NO. OF           AGGREGATE
                                     MORTGAGE        CUT-OFF DATE          % OF
                                        LOANS         BALANCE ($)          POOL
--------------------------------------------------------------------------------
 52 -- 59                                 34          351,597,555          27.1
 60 -- 79                                  2           44,351,484           3.4
 80 -- 99                                  7          267,819,217          20.7
 100 -- 109                                2           23,073,220           1.8
 110 -- 139                               51          510,216,778          39.4
 140 -- 159                                9           81,211,242           6.3
 160 -- 178                                3           17,758,288           1.4
--------------------------------------------------------------------------------
 TOTAL:                                  108        1,296,027,784         100.0
--------------------------------------------------------------------------------
 Min: 52                           Max: 178                      Wtd Avg: 94
--------------------------------------------------------------------------------

PREPAYMENT PROVISION SUMMARY
--------------------------------------------------------------------------------
                                       NO. OF           AGGREGATE
                                     MORTGAGE        CUT-OFF DATE          % OF
                                        LOANS         BALANCE ($)          POOL
--------------------------------------------------------------------------------
 Lockout/Defeasance/Open                   75         969,439,334          74.8
 Lockout/Yield Maintenance/
     Open                                  31         283,473,450          21.9
 Yield Maintenance/Open                     2          43,115,000           3.3
--------------------------------------------------------------------------------
 TOTAL:                                   108       1,296,027,784         100.0
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
--------------------------------------------------------------------------------
                                       NO. OF           AGGREGATE
                                     MORTGAGE        CUT-OFF DATE          % OF
                                        LOANS         BALANCE ($)          POOL
--------------------------------------------------------------------------------
 34.1% -- 49.9%                            6          172,385,835          13.3
 50.0% -- 59.9%                           17          208,887,914          16.1
 60.0% -- 64.9%                            8           67,997,215           5.2
 65.0% -- 69.9%                           13          123,290,834           9.5
 70.0% -- 74.9%                           26          229,354,876          17.7
 75.0% -- 79.9%                           32          440,704,898          34.0
 80.0% -- 80.7%                            6           53,406,210           4.1
--------------------------------------------------------------------------------
 TOTAL:                                  108        1,296,027,784         100.0
--------------------------------------------------------------------------------
 Min: 34.1%                        Max: 80.7%                    Wtd Avg: 67.9%
--------------------------------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)
--------------------------------------------------------------------------------
                                       NO. OF           AGGREGATE
                                     MORTGAGE        CUT-OFF DATE          % OF
                                        LOANS         BALANCE ($)          POOL
--------------------------------------------------------------------------------
 30.7% -- 49.9%                           13          264,257,955          20.4
 50.0% -- 59.9%                           33          284,406,508          21.9
 60.0% -- 64.9%                           23          211,012,939          16.3
 65.0% -- 69.9%                           22          245,737,341          19.0
 70.0% -- 74.9%                           13          226,133,335          17.4
 75.0% -- 78.6%                            4           64,479,706           5.0
--------------------------------------------------------------------------------
 TOTAL:                                  108        1,296,027,784         100.0
--------------------------------------------------------------------------------
 Min: 30.7%                   Max: 78.6%                     Wtd Avg: 61.3%
--------------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIOS (X)
--------------------------------------------------------------------------------
                                       NO. OF           AGGREGATE
                                     MORTGAGE        CUT-OFF DATE          % OF
                                        LOANS         BALANCE ($)          POOL
--------------------------------------------------------------------------------
 1.20x -- 1.24x                           16          138,854,637          10.7
 1.25x -- 1.29x                           28          333,893,259          25.8
 1.30x -- 1.34x                           11           84,292,128           6.5
 1.35x -- 1.39x                            6           74,348,890           5.7
 1.40x -- 1.49x                           13           95,346,662           7.4
 1.50x -- 1.59x                            8          118,188,933           9.1
 1.60x -- 1.69x                            5           41,893,338           3.2
 1.70x -- 1.79x                            2           36,670,313           2.8
 1.80x -- 1.89x                            1            3,992,676           0.3
 1.90x -- 1.99x                            1            5,439,076           0.4
 2.00x -- 2.99x                           14          347,747,871          26.8
 3.00x -- 3.79x                            3           15,360,000           1.2
--------------------------------------------------------------------------------
 TOTAL:                                  108        1,296,027,784         100.0
--------------------------------------------------------------------------------
 Min: 1.20x                   Max: 3.79x                     Wtd Avg: 1.68x
--------------------------------------------------------------------------------

*    One Mortgage Loan, Loan No. 58399 (such Loan Number is set forth in Annex A to the prospectus supplement) representing 11.6% of the Initial Pool
     Balance (and 13.7% of the Group 1 Balance) is part of a split loan structure evidenced by three senior pari passu promissory notes. The
     Cut-off Date Balance of this Mortgage Loan has been calculated based upon the senior note included in the trust having been divided into a senior component and one subordinate component, and reflects only the outstanding principal balance of the senior component as of the Cut-off Date. Each loan-to-value ratio and debt service coverage ratio calculated in this term sheet with respect to this Mortgage Loan, except as may be otherwise noted
     herein, was calculated based upon the three senior notes (excluding the subordinate component). Such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate component was included. For purposes of weighting such debt service coverage ratios and loan-to-value ratios, such weighting is based solely upon the outstanding principal balance of the senior note
     (excluding the subordinate component) included in the trust.

     One Mortgage Loan, Loan No. 58320 (such Loan Number is set forth in Annex A to the prospectus supplement) representing 5.1% of the Initial Pool Balance
     (and 6.0% of the Group 1 Balance) is part of a split loan structure evidenced by two senior pari passu promissory notes. The Cut-off Date
     Balance of this Mortgage Loan has been calculated based upon the senior note included in the trust having been divided into a senior component and seven subordinate components, and reflects only the outstanding principal balance of the senior component as of the Cut-off Date. Each loan-to-value ratio and debt service coverage ratio calculated in this term sheet with respect to this Mortgage Loan, except as may be otherwise noted herein, was calculated based upon the two senior notes (excluding the subordinate components). Such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate components were included. For purposes of weighting such debt service coverage ratios and loan-to-value ratios, such weighting is based solely upon the outstanding principal balance of the senior note (excluding the subordinate components) included in the trust.

     The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on the net cash flow unless otherwise noted in this term sheet.

+    Northern California properties have a zip code greater than or equal to
     93600. Southern California properties have a zip code less than 93600.

(1)  The Mortgaged Property in this category is a merchandise mart property and secures one Mortgage Loan representing 5.1% of the Initial Pool Balance
     (and 6.0% of the Group 1 Balance) as of the Cut-off Date.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       10

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------
LOAN GROUP 1 CHARACTERISTICS

CUT-OFF DATE BALANCE ($)
--------------------------------------------------------------------------------
                                       NO. OF           AGGREGATE
                                     MORTGAGE        CUT-OFF DATE          % OF
                                        LOANS         BALANCE ($)          POOL
--------------------------------------------------------------------------------
 $997,592 -- $999,999                      1              997,592           0.1
 $1,000,000 -- $1,999,999                  7           10,602,096           1.0
 $2,000,000 -- $2,999,999                  3            7,261,496           0.7
 $3,000,000 -- $3,999,999                  5           17,845,138           1.6
 $4,000,000 -- $4,999,999                  7           32,167,466           2.9
 $5,000,000 -- $7,499,999                 21          127,140,234          11.6
 $7,500,000 -- $9,999,999                  8           67,000,075           6.1
 $10,000,000 -- $14,999,999               14          172,723,629          15.8
 $15,000,000 -- $19,999,999                6           97,934,168           9.0
 $20,000,000 -- $29,999,999                4           92,886,618           8.5
 $30,000,000 -- $49,999,999                5          182,509,884          16.7
 $50,000,000 -- $99,999,999                2          134,614,388          12.3
 $100,000,000 -- $150,000,000              1          150,000,000          13.7
--------------------------------------------------------------------------------
 TOTAL                                    84        1,093,682,783         100.0
--------------------------------------------------------------------------------
 Min: $997,592                Max: $150,000,000             Average: $13,020,033
--------------------------------------------------------------------------------

STATE
--------------------------------------------------------------------------------
                                       NO. OF           AGGREGATE
                                     MORTGAGE        CUT-OFF DATE          % OF
                                   PROPERTIES         BALANCE ($)          POOL
--------------------------------------------------------------------------------
 California+                               21         307,475,066          28.1
  Northern                                 11         233,864,704          21.4
  Southern                                 10          73,610,361           6.7
 Texas                                     21         183,964,222          16.8
 Florida                                    7          93,231,392           8.5
 Kansas                                     2          83,410,962           7.6
 Washington                                 5          61,862,889           5.7
 Virginia                                   3          56,390,239           5.2
 Pennsylvania                               4          46,449,601           4.2
 Maryland                                   3          32,400,000           3.0
 Ohio                                       2          29,107,562           2.7
 Illinois                                   4          28,372,524           2.6
 Others                                    33         171,018,327          15.6
--------------------------------------------------------------------------------
 TOTAL:                                   105       1,093,682,783         100.0
--------------------------------------------------------------------------------

PROPERTY TYPE
--------------------------------------------------------------------------------
                                       NO. OF           AGGREGATE
                                     MORTGAGE        CUT-OFF DATE          % OF
                                   PROPERTIES         BALANCE ($)          POOL
--------------------------------------------------------------------------------
 Retail                                   42          438,182,740          40.1
    Anchored                              32          389,814,437          35.6
    Shadow Anchored                        7           31,912,558           2.9
    Unanchored                             3           16,455,745           1.5
 Office                                   32          404,426,373          37.0
 Manufactured Housing                      9           66,377,622           6.1
 Other(1)                                  1           65,903,426           6.0
 Self Storage                             16           57,958,825           5.3
 Industrial                                3           37,885,588           3.5
 Multifamily                               1           11,976,783           1.1
 Hotel                                     1           10,971,427           1.0
--------------------------------------------------------------------------------
 TOTAL:                                  105        1,093,682,783         100.0
--------------------------------------------------------------------------------

MORTGAGE RATE (%)
--------------------------------------------------------------------------------
                                       NO. OF           AGGREGATE
                                     MORTGAGE        CUT-OFF DATE          % OF
                                        LOANS         BALANCE ($)          POOL
--------------------------------------------------------------------------------
 4.111% -- 4.499%                           5          61,910,000           5.7
 4.500% -- 4.749%                           3          44,603,167           4.1
 4.750% -- 4.999%                           8         264,791,690          24.2
 5.000% -- 5.249%                           8          78,945,664           7.2
 5.250% -- 5.499%                           6          64,985,240           5.9
 5.500% -- 5.749%                          19         178,180,566          16.3
 5.750% -- 5.999%                          13         200,875,688          18.4
 6.000% -- 6.249%                          15         152,958,669          14.0
 6.250% -- 6.499%                           4          42,548,201           3.9
 6.500% -- 6.730%                           3           3,883,899           0.4
--------------------------------------------------------------------------------
 TOTAL:                                    84       1,093,682,783         100.0
--------------------------------------------------------------------------------
   Min: 4.111%                          Max: 6.730%              Wtd Avg: 5.428%
--------------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)
--------------------------------------------------------------------------------
                                       NO. OF           AGGREGATE
                                     MORTGAGE        CUT-OFF DATE          % OF
                                        LOANS         BALANCE ($)          POOL
--------------------------------------------------------------------------------
 60 -- 83                                 26          275,078,188          25.2
 84 -- 99                                  9          312,170,701          28.5
 100 -- 120                               46          488,675,607          44.7
 121 -- 179                                1            9,224,639           0.8
 180                                       2            8,533,649           0.8
--------------------------------------------------------------------------------
 TOTAL:                                   84        1,093,682,783         100.0
--------------------------------------------------------------------------------
  Min: 60                          Max: 180                      Wtd Avg: 96
--------------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS)
--------------------------------------------------------------------------------
                                       NO. OF           AGGREGATE
                                     MORTGAGE        CUT-OFF DATE          % OF
                                        LOANS         BALANCE ($)          POOL
--------------------------------------------------------------------------------
 52 -- 59                                 26          275,078,188          25.2
 60 -- 79                                  2           44,351,484           4.1
 80 -- 99                                  7          267,819,217          24.5
 100 -- 109                                1           21,252,588           1.9
 110 -- 159                               45          467,423,019          42.7
 160 -- 178                                3           17,758,288           1.6
--------------------------------------------------------------------------------
 TOTAL:                                   84        1,093,682,783         100.0
--------------------------------------------------------------------------------
  Min: 52                          Max: 178                      Wtd Avg: 92
--------------------------------------------------------------------------------

PREPAYMENT PROVISION SUMMARY
--------------------------------------------------------------------------------
                                       NO. OF           AGGREGATE
                                     MORTGAGE        CUT-OFF DATE          % OF
                                        LOANS         BALANCE ($)          POOL
--------------------------------------------------------------------------------
 Lockout/Defeasance/Open                  57          823,774,174          75.3
 Lockout/Yield Maintenance/
     Open                                 25          226,793,609          20.7
 Yield Maintance/Open                      2           43,115,000           3.9
--------------------------------------------------------------------------------
 TOTAL:                                   84        1,093,682,783         100.0
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
--------------------------------------------------------------------------------
                                       NO. OF           AGGREGATE
                                     MORTGAGE        CUT-OFF DATE          % OF
                                        LOANS         BALANCE ($)          POOL
--------------------------------------------------------------------------------
 34.1% -- 49.9%                            4          169,292,676          15.5
 50.0% -- 59.9%                           17          208,887,914          19.1
 60.0% -- 64.9%                            7           65,989,333           6.0
 65.0% -- 69.9%                           12          118,703,385          10.9
 70.0% -- 74.9%                           25          224,767,427          20.6
 75.0% -- 79.9%                           17          274,445,209          25.1
 80.0% -- 80.7%                            2           31,596,839           2.9
--------------------------------------------------------------------------------
 TOTAL:                                   84        1,093,682,783         100.0
--------------------------------------------------------------------------------
  Min: 34.1%                            Max: 80.7%                Wtd Avg: 66.0%
--------------------------------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY (%)
--------------------------------------------------------------------------------
                                       NO. OF           AGGREGATE
                                     MORTGAGE        CUT-OFF DATE          % OF
                                        LOANS         BALANCE ($)          POOL
--------------------------------------------------------------------------------
 32.4% -- 49.9%                           11          261,164,796          23.9
 50.0% -- 59.9%                           32          282,398,626          25.8
 60.0% -- 64.9%                           19          199,071,462          18.2
 65.0% -- 69.9%                           11          127,779,326          11.7
 70.0% -- 74.9%                            8          169,788,867          15,5
 75.0% -- 76.2%                            3           53,479,706           4.9
--------------------------------------------------------------------------------
 TOTAL:                                   84        1,093,682,783         100.0
--------------------------------------------------------------------------------
   Min: 32.4%                      Max: 76.2%                    Wtd Avg: 60.0%
--------------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIOS (X)
--------------------------------------------------------------------------------
                                       NO. OF           AGGREGATE
                                     MORTGAGE        CUT-OFF DATE          % OF
                                        LOANS         BALANCE ($)          POOL
--------------------------------------------------------------------------------
 1.21x -- 1.24x                            8           51,937,944           4.7
 1.25x -- 1.29x                           23          314,279,674          28.7
 1.30x -- 1.34x                            8           49,501,491           4.5
 1.35x -- 1.39x                            4           41,046,088           3.8
 1.40x -- 1.49x                           10           81,361,755           7.4
 1.50x -- 1.59x                            5          104,452,557           9.6
 1.60x -- 1.69x                            5           41,893,338           3.8
 1.70x -- 1.79x                            2           36,670,313           3.4
 1.80x -- 1.89x                            1            3,992,676           0.4
 1.90x -- 1.99x                            1            5,439,076           0.5
 2.00x -- 2.99x                           14          347,747,871          31.8
 3.00x -- 3.79x                            3           15,360,000           1.4
--------------------------------------------------------------------------------
 TOTAL:                                   84        1,093,682,783         100.0
--------------------------------------------------------------------------------
   Min: 1.21x                      Max: 3.79x                    Wtd Avg: 1.75x
--------------------------------------------------------------------------------

*    One Mortgage Loan, Loan No. 58399 (such Loan Number is set forth in Annex A to the prospectus supplement) representing 11.6% of the Initial Pool
     Balance (and 13.7% of the Group 1 Balance) is part of a split loan structure evidenced by three senior pari passu promissory notes. The
     Cut-off Date Balance of this Mortgage Loan has been calculated based upon the senior note included in the trust having been divided into a senior component and one subordinate component, and reflects only the outstanding principal balance of the senior component as of the Cut-off Date. Each loan-to-value ratio and debt service coverage ratio calculated in this term sheet with respect to this Mortgage Loan, except as may be otherwise noted
     herein, was calculated based upon the three senior notes (excluding the subordinate component). Such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate component was included. For purposes of weighting such debt service coverage ratios and loan-to-value ratios, such weighting is based solely upon the outstanding principal balance of the senior note
     (excluding the subordinate component) included in the trust.

     One Mortgage Loan, Loan No. 58320 (such Loan Number is set forth in Annex A to the prospectus supplement) representing 5.1% of the Initial Pool Balance
     (and 6.0% of the Group 1 Balance) is part of a split loan structure evidenced by two senior pari passu promissory notes. The Cut-off Date
     Balance of this Mortgage Loan has been calculated based upon the senior note included in the trust having been divided into a senior component and seven subordinate components, and reflects only the outstanding principal balance of the senior component as of the Cut-off Date. Each loan-to-value ratio and debt service coverage ratio calculated in this term sheet with respect to this Mortgage Loan, except as may be otherwise noted herein, was calculated based upon the two senior notes (excluding the subordinate components). Such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate components were included. For purposes of weighting such debt service coverage ratios and loan-to-value ratios, such weighting is based solely upon the outstanding principal balance of the senior note (excluding the subordinate components) included in the trust.

     The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on the net cash flow unless otherwise noted in this term sheet.

+    Northern California properties have a zip code greater than or equal to
     93600. Southern California properties have a zip code less than 93600.

(1)  The Mortgaged Property in this category is a merchandise mart property and secures one Mortgage Loan representing 5.1% of the Initial Pool Balance
     (and 6.0% of the Group 1 Balance) as of the Cut-off Date.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       11

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

LOAN GROUP 2 CHARACTERISTICS

CUT-OFF DATE BALANCE ($)
--------------------------------------------------------------------------------
                                       NO. OF           AGGREGATE
                                     MORTGAGE        CUT-OFF DATE          % OF
                                        LOANS         BALANCE ($)          POOL
--------------------------------------------------------------------------------
 $1,396,215 -- $1,999,999                   3           4,913,791           2.4
 $2,000,000 -- $2,999,999                   3           7,541,276           3.7
 $3,000,000 -- $3,999,999                   2           7,310,006           3.6
 $4,000,000 -- $4,999,999                   4          17,947,251           8.9
 $5,000,000 -- $7,499,999                   4          27,132,822          13.4
 $7,500,000 -- $9,999,999                   2          18,433,212           9.1
 $10,000,000 -- $14,999,999                 2          21,576,646          10.7
 $15,000,000 -- $25,942,802                 4          97,489,995          48.2
--------------------------------------------------------------------------------
 TOTAL                                     24         202,345,000         100.0
--------------------------------------------------------------------------------
   Min: $1,396,215            Max: $25,942,802              Average: $8,431,042
--------------------------------------------------------------------------------

STATE
--------------------------------------------------------------------------------
                                       NO. OF           AGGREGATE
                                     MORTGAGE        CUT-OFF DATE          % OF
                                   PROPERTIES         BALANCE ($)          POOL
--------------------------------------------------------------------------------
 Ohio                                      5           59,885,957          29.6
 Florida                                   3           31,843,384          15.7
 California+                               1           24,000,000          11.9
  Southern                                 1           24,000,000          11.9
 Michigan                                  3           18,260,000           9.0
 Texas                                     3           16,630,004           8.2
 Pennsylvania                              4           12,340,160           6.1
 Indiana                                   2           12,000,000           5.9
 New York                                  2            9,174,899           4.5
 Virginia                                  1            6,000,000           3.0
 Louisiana                                 1            4,132,352           2.0
 Others                                    4            8,078,244           4.0
--------------------------------------------------------------------------------
 TOTAL:                                   29          202,345,000         100.0
--------------------------------------------------------------------------------

PROPERTY TYPE
--------------------------------------------------------------------------------
                                       NO. OF           AGGREGATE
                                     MORTGAGE        CUT-OFF DATE          % OF
                                   PROPERTIES         BALANCE ($)          POOL
--------------------------------------------------------------------------------
 Manufactured Housing                      9           75,140,879          37.1
 Multifamily                              20          127,204,121          62.9
--------------------------------------------------------------------------------
 TOTAL:                                   29          202,345,000         100.0
--------------------------------------------------------------------------------

MORTGAGE RATE (%)
--------------------------------------------------------------------------------
                                       NO. OF           AGGREGATE
                                     MORTGAGE        CUT-OFF DATE          % OF
                                        LOANS         BALANCE ($)          POOL
--------------------------------------------------------------------------------
 4.469% -- 4.499%                          1            8,839,526           4.4
 4.500% -- 4.999%                          1           11,000,000           5.4
 5.000% -- 5.249%                          3           40,020,082          19.8
 5.250% -- 5.499%                          6           75,140,879          37.1
 5.500% -- 5.749%                          3           33,492,741          16.6
 5.750% -- 5.999%                          7           27,356,991          13.5
 6.000% -- 6.249%                          1            1,696,944           0.8
 6.250% -- 6.401%                          2            4,797,836           2.4
--------------------------------------------------------------------------------
 TOTAL:                                   24          202,345,000         100.0
--------------------------------------------------------------------------------
   Min: 4.469%                     Max: 6.401%                   Wtd Avg: 5.391%
--------------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)
--------------------------------------------------------------------------------
                                       NO. OF           AGGREGATE
                                     MORTGAGE        CUT-OFF DATE          % OF
                                        LOANS         BALANCE ($)          POOL
--------------------------------------------------------------------------------
 60 -- 99                                  8           76,519,367          37.8
 100 -- 120                                7           44,614,391          22.0
 121 -- 144                                9           81,211,242          40.1
--------------------------------------------------------------------------------
 TOTAL:                                   24          202,345,000         100.0
--------------------------------------------------------------------------------
  Min: 60                               Max: 144                    Wtd Avg: 107
--------------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS)
--------------------------------------------------------------------------------
                                       NO. OF           AGGREGATE
                                     MORTGAGE        CUT-OFF DATE          % OF
                                        LOANS         BALANCE ($)          POOL
--------------------------------------------------------------------------------
 54 -- 99                                  8           76,519,367          37.8
 100 -- 109                                1            1,820,632           0.9
 110 -- 139                                6           42,793,759          21.1
 140 -- 143                                9           81,211,242          40.1
--------------------------------------------------------------------------------
 TOTAL:                                   24          202,345,000         100.0
--------------------------------------------------------------------------------
  Min: 54                          Max: 143                      Wtd Avg: 104
--------------------------------------------------------------------------------

PREPAYMENT PROVISION SUMMARY
--------------------------------------------------------------------------------
                                       NO. OF           AGGREGATE
                                     MORTGAGE        CUT-OFF DATE          % OF
                                        LOANS         BALANCE ($)          POOL
--------------------------------------------------------------------------------
 Lockout/Defeasance/Open                  18          145,665,160          72.0
 Lockout/Yield Maintenance/
     Open                                  6           56,679,841          28.0
--------------------------------------------------------------------------------
 TOTAL:                                   24          202,345,000         100.0
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
--------------------------------------------------------------------------------
                                       NO. OF           AGGREGATE
                                     MORTGAGE        CUT-OFF DATE          % OF
                                        LOANS         BALANCE ($)          POOL
--------------------------------------------------------------------------------
 37.9% -- 49.9%                            2            3,093,159           1.5
 50.0% -- 64.9%                            1            2,007,881           1.0
 65.0% -- 69.9%                            1            4,587,449           2.3
 70.0% -- 74.9%                            1            4,587,449           2.3
 75.0% -- 79.9%                           15          166,259,689          82.2
 80.0% -- 80.2%                            4           21,809,372          10.8
--------------------------------------------------------------------------------
 TOTAL:                                   24          202,345,000         100.0
--------------------------------------------------------------------------------
  Min: 37.9%                       Max: 80.2%                    Wtd Avg: 77.7%
--------------------------------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)
--------------------------------------------------------------------------------
                                       NO. OF           AGGREGATE
                                     MORTGAGE        CUT-OFF DATE          % OF
                                        LOANS         BALANCE ($)          POOL
--------------------------------------------------------------------------------
 30.7% -- 49.9%                            2            3,093,159           1.5
 50.0% -- 59.9%                            1            2,007,881           1.0
 60.0% -- 64.9%                            4           11,941,477           5.9
 65.0% -- 69.9%                           11          117,958,015          58.3
 70.0% -- 74.9%                            5           56,344,468          27.8
 75.0% -- 78.6%                            1           11,000,000           5.4
--------------------------------------------------------------------------------
 TOTAL:                                   24          202,345,000         100.0
--------------------------------------------------------------------------------
  Min: 30.7%                       Max: 78.6%                    Wtd Avg: 68.6%
--------------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIOS (X)
--------------------------------------------------------------------------------
                                       NO. OF           AGGREGATE
                                     MORTGAGE        CUT-OFF DATE          % OF
                                        LOANS         BALANCE ($)          POOL
--------------------------------------------------------------------------------
 1.20x -- 1.24x                            8           86,916,694          43.0
 1.25x -- 1.29x                            5           19,613,585           9.7
 1.30x -- 1.34x                            3           34,790,637          17.2
 1.35x -- 1.39x                            2           33,302,802          16.5
 1.40x -- 1.49x                            3           13,984,907           6.9
 1.50x -- 1.57x                            3           13,736,375           6.8
--------------------------------------------------------------------------------
 TOTAL:                                   24          202,345,000         100.0
--------------------------------------------------------------------------------
  Min: 1.20x                       Max: 1.57x                    Wtd Avg: 1.30x
--------------------------------------------------------------------------------

*    The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on the net cash flow unless otherwise noted in this term sheet.

+    Northern California properties have a zip code greater than or equal to
     93600. Southern California properties have a zip code less than 93600.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       12

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE

PREPAYMENT PROVISIONS(1)                      OCT-04       OCT-05        OCT-06        OCT-07        OCT-08      OCT-09     OCT-10
------------------------------------------------------------------------------------------------------------------------------------

Lockout/Defeasance                            96.67%       96.65%        90.05%        76.61%        76.55%      90.63%      90.64%
Yield Maintenance(2)                           3.33%        3.35%         9.95%        23.39%        23.45%       9.37%       9.36%
Open                                           0.00%        0.00%         0.00%         0.00%         0.00%       0.00%       0.00%
------------------------------------------------------------------------------------------------------------------------------------
Total                                        100.00%      100.00%       100.00%       100.00%       100.00%     100.00%     100.00%
------------------------------------------------------------------------------------------------------------------------------------
Total Beginning Balance (in millions)      $ 1,296.03   $ 1,287.49    $ 1,277.57    $ 1,265.22    $ 1,251.64   $ 899.18    $ 886.46
Percent of Mortgage Pool Balance(3)          100.00%       99.34%        98.58%        97.62%        96.58%      69.38%      68.40%
------------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT PROVISIONS(1)         OCT-11     OCT-12      OCT-13      OCT-14      OCT-15      OCT-16      OCT-17      OCT-18    OCT-19
------------------------------------------------------------------------------------------------------------------------------------

Lockout/Defeasance               87.52%     87.53%      87.07%     100.00%     100.00%     100.00%     100.00%      25.52%     0.00%
Yield Maintenance(2)             12.48%     12.47%      12.93%       0.00%       0.00%       0.00%       0.00%       0.00%     0.00%
Open                              0.00%      0.00%       0.00%       0.00%       0.00%       0.00%       0.00%      74.48%     0.00%
------------------------------------------------------------------------------------------------------------------------------------
Total                           100.00%    100.00%     100.00%     100.00%     100.00%     100.00%     100.00%     100.00%     0.00%
------------------------------------------------------------------------------------------------------------------------------------
Total Beginning Balance (in
 millions)                     $ 575.86   $ 564.57    $ 532.68    $ 86.00     $ 83.99      $ 14.15     $ 13.71     $  9.21    $ 0.00
Percent of Mortgage Pool
 Balance(3)                      44.43%     43.56%      41.10%       6.64%       6.48%       1.09%       1.06%       0.71%     0.00%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans (except that an ARD Loan will be repaid on its Anticipated Repayment
     Date).

(2)  As of the Cut-off Date, two Mortgage Loans, representing 3.3% of the initial pool balance (3.9% of the group 1 balance) are not subject to a lock-out period but are subject to yield maintenance provisions. In addition, as of the Cut-off Date, 31 Mortgage Loans, representing 21.9% of the initial pool balance (20.7% of the group 1 balance and 28.0% of the group 2 balance), are subject to yield maintenance prepayment provisions after the lock-out period. The remaining Mortgage Loans, representing 74.8%
     of the initial pool balance (75.3% of the group 1 balance and 72.0% of the group 2 balance), are subject to defeasance after an initial restriction period.

(3)  As of the Cut-off Date.

*    One Mortgage Loan, Loan No. 58399 (such Loan Number is set forth in Annex A to the prospectus supplement), representing 11.6% of the Initial Pool
     Balance (and 13.7% of the Group 1 Balance), is part of a split loan structure evidenced by three senior pari passu promissory notes. The
     Cut-off Date Balance of this Mortgage Loan has been calculated based upon the senior note included in the trust having been divided into a senior component and one subordinate component, and reflects only the outstanding principal balance of the senior component as of the Cut-off Date.

     One Mortgage Loan, Loan No. 58320 (such Loan Number is set forth in Annex A to the prospectus supplement), representing 5.1% of the Initial Pool
     Balance (and 6.0% of the Group 1 Balance), is part of a split loan structure evidenced by two senior pari passu promissory notes. The Cut-off
     Date Balance of this Mortgage Loan has been calculated based upon the senior note included in the trust having been divided into a senior component and seven subordinate components, and reflects only the outstanding principal balance of the senior portion as of the Cut-off Date.

     The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       13

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS OR CROSSED POOL
--------------------------------------------------------------------------------

The following table and summaries describe the ten largest Mortgage Loans or
Crossed Pool in the Mortgage Pool by Cut-off Date Balance:

      TEN LARGEST MORTGAGE LOANS OR CROSSED POOL BY CUT-OFF DATE BALANCE*

                                                    % OF     % OF
                                 CUT-OFF          INITIAL  APPLICABLE                      CUT-OFF     LTV
                                   DATE     LOAN    POOL     LOAN          PROPERTY       DATE LTV    RATIO    UNDERWRITTEN MORTGAGE
LOAN NAME                        BALANCE   GROUP  BALANCE    GROUP           TYPE           RATIO  AT MATURITY     DSCR       RATE
---------                        -------   -----  -------    -----           ----           -----  -----------     ----       ----

 Bank of America Center ..... $150,000,000   1      11.6%    13.7%          Office          49.3%     49.3%        2.21x     4.847%
 Simon -- West Ridge Mall ...   68,710,962   1       5.3      6.3%          Retail          80.0%     74.8%        1.25x     5.890%
 Dallas Market Center .......   65,903,426   1       5.1      6.0%           Other          51.0%     41.8%        2.37x     6.101%
 8027 Leesburg Pike .........   43,622,666   1       3.4      4.0%          Retail          73.2%     62.6%        1,26x     5.940%
 Santa Rosa Mall ............   42,411,692   1       3.3      3.9%          Retail          70.1%     62.8%        1.52x     5.416%
 Sun Communities --
 Buttonwood Bay / Meadows /
 Pine Ridge / Maplewood** ...   39,984,005   2       3.1     19.8%   Manufactured Housing   79.5%     67.0%        1.29x     5.320%
 Sun Communities
 Portfolio 12 / Catalina** ..   35,156,874   2       2.7     17.4%   Manufactured Housing   78.6%     66.3%        1.29x     5.320%
 Sun Communites
 Portfolio 2 ................   34,910,525   1       2.7      3.2%   Manufactured Housing   77.4%     71.4%        1.28x     4.931%
 Northpointe Plaza ..........   30,850,000   1       2.4      2.8%          Retail          54.6%     54.6%        2.97x     4.285%
 GE-Kimco Portfolio .........   30,715,000   1       2.4      2.8%          Retail          79.8%     76.2%        1.72x     4.736%
                              ------------          ----                                    ----      ----         ----      -----
 TOTAL / WTD. AVG ........... $542,265,150          41.8%                                   64.9%     59.4%        1.81x     5.297%
                              ============          ====                                    ====      ====         ====      =====

*    One Mortgage Loan, Loan No. 58399 (such Loan Number is set forth in Annex A to the prospectus supplement) representing 11.6% of the Initial Pool
     Balance (and 13.7% of the Group 1 Balance) is part of a split loan structure evidenced by three senior pari passu promissory notes. The
     Cut-off Date Balance of this Mortgage Loan has been calculated based upon the senior note included in the trust having been divided into a senior component and one subordinate component, and reflects only the outstanding principal balance of the senior component as of the Cut-off Date. Each loan-to-value ratio and debt service coverage ratio calculated in this term sheet with respect to this Mortgage Loan, except as may be otherwise noted
     herein, was calculated based upon the three senior notes (excluding the subordinate component). Such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate component was included. For purposes of weighting such debt service coverage ratios and loan-to-value ratios, such weighting is based solely upon the outstanding principal balance of the senior note
     (excluding the subordinate component) included in the trust.

     One Mortgage Loan, Loan No. 58320 (such Loan Number is set forth in Annex A to the prospectus supplement) representing 5.1% of the Initial Pool Balance
     (and 6.0% of the Group 1 Balance) is part of a split loan structure evidenced by two senior pari passu promissory notes. The Cut-off Date
     Balance of this Mortgage Loan has been calculated based upon the senior note included in the trust having been divided into a senior component and seven subordinate components, and reflects only the outstanding principal balance of the senior component as of the Cut-off Date. Each loan-to-value ratio and debt service coverage ratio calculated in this term sheet with respect to this Mortgage Loan, except as may be otherwise noted herein, was calculated based upon the two senior notes (excluding the subordinate components). Such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate components were included. For purposes of weighting such debt service coverage ratios and loan-to-value ratios, such weighting is based solely upon the outstanding principal balance of the senior note (excluding the subordinate components) included in the trust.

     The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on the net cash flow unless otherwise noted in this term sheet.

**   For crossed pools, the information is the sum or weighted average of the information for the mortgage loans in the crossed pool.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       14

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                             BANK OF AMERICA CENTER
--------------------------------------------------------------------------------

[PICTURE OMITTED]                            [PICTURE OMITTED]

[PICTURE OMITTED]                            [PICTURE OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       15

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                             BANK OF AMERICA CENTER
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

BANK OF AMERICA CENTER
--------------------------------------------------------------------------------
                             WHOLE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:                   $520,000,000

 FIRST PAYMENT DATE:                           October 1, 2004

 TERM/AMORTIZATION:                            84/0 months

 INTEREST ONLY PERIOD:                         84 months

 MATURITY DATE:                                September 1, 2011

 EXPECTED MATURITY BALANCE:                    $520,000,000

 BORROWING ENTITY:                             555 California Owners LLC

 INTEREST CALCULATION:                         Actual/360

 CALL PROTECTION:                              Lockout/defeasance:
                                               80 payments
                                               Open: 4 payments

 UP-FRONT RESERVES:
   TAX RESERVE:                                Yes
   IMMEDIATE REPAIR RESERVE:                   $389,250
   REPLACEMENT RESERVE:                        $6,175,000
   TI/LC:                                      $10,000,000

 ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE:                      Yes
   REPLACEMENT RESERVE:                        $40,856
   TI/LC:                                      $148,566

 LOCKBOX:                                      Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 WHOLE LOAN BALANCE:                                             $520,000,000

 WHOLE LOAN BALANCE
   (EXCLUDING SUBORDINATE COMPONENT):                            $417,000,000

 NOTE A-1 BALANCE:                                               $253,000,000

 SENIOR COMPONENT BALANCE:                                       $150,000,000

 SUBORDINATE COMPONENT BALANCE(1):                               $103,000,000

 SENIOR COMPONENT SHADOW RATING
   (S&P/FITCH):                                                  AAA/AA

                                          WHOLE LOAN              WHOLE LOAN
                                          (EXCLUDING              (INCLUDING
                                        SUBORDINATE)(6)          SUBORDINATE)
                                        ---------------          ------------
 CUT-OFF DATE LTV:                           49.3%                   61.5%

 MATURITY DATE LTV:                          49.3%                   61.5%

 UNDERWRITTEN DSCR(2):                     2.21x(3)                1.73x(4)

 MORTGAGE RATE(5):                          4.847%                  5.054%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                        Office

 PROPERTY SUB-TYPE:                    CBD

 LOCATION:                             San Francisco, CA

 YEAR BUILT/RENOVATED:                 1921, 1969, 1971/NA

 NET RENTABLE SQUARE FEET:             1,780,748

 CUT-OFF BALANCE PER SF:               $234(6)

 OCCUPANCY AS OF 6/1/04:               93.7%

 OWNERSHIP INTEREST:                   Fee

 PROPERTY MANAGEMENT:                  Shorenstein Realty
                                       Services, L.P.

 U/W NET CASH FLOW:                    $58,464,169

 APPRAISED VALUE:                      $845,000,000(7)
--------------------------------------------------------------------------------

(1)  Subordinate component is subordinate to A-2 and A-3 notes (which are not part of trust fund) as well as senior component.

(2)  DSCR figures based on net cash flow unless otherwise noted.

(3)  The loan is interest only for its entire term. If debt service had been calculated on such interest only payments, the resulting underwritten DSCR would have been approximately 2.85x.

(4)  The loan is interest only for its entire term. If debt service had been calculated on such interest only payments, the resulting underwritten DSCR would have been approximately 2.19x.

(5)  The interest rate was rounded to three decimals and is subject to change
     (prior to pricing).

(6)  Based on aggregate principal balance of $417,000,000 (the original whole loan excluding the subordinate portion of note A-1).

(7)  The as stabilized value is expected to be $862,000,000 as of September 1,
     2005.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       16

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                             BANK OF AMERICA CENTER
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                             FINANCIAL INFORMATION
----------------------------------------------------------------------------------------------------------------
                                                               FULL YEAR          FULL YEAR           FULL YEAR
                                            UNDERWRITTEN      (12/31/03)          (12/31/02)         (12/31/01)
                                            ------------      ----------          ----------         ----------

 Effective Gross Income .............       $95,289,720       $93,715,964       $100,886,419         $95,344,572
 Total Expenses .....................       $33,245,580       $33,784,205        $34,753,431         $35,525,900
 Net Operating Income (NOI) .........       $62,044,140       $59,931,759        $66,132,988         $59,818,672
 Cash Flow (CF) .....................       $58,464,169       $59,931,759        $66,132,988         $59,818,672
 DSCR on NOI(1) .....................             2.35x             2.27x              2.51x               2.27x
 DSCR on CF(1) ......................             2.21x(2)          2.27x              2.51x               2.27x
----------------------------------------------------------------------------------------------------------------

(1)   Based on aggregate principal balance of $417,000,000 (the original whole loan excluding the subordinate portion of note A-1).
(2)   The loan is interest only for its entire term. If debt service had been calculated on such interest only payments, the resulting underwritten
      DSCR would have been approximately 2.85x.

------------------------------------------------------------------------------------------------------------------
                                                   TENANT INFORMATION
------------------------------------------------------------------------------------------------------------------
                               RATINGS     TENANT       % OF                POTENTIAL     % POTENTIAL      LEASE
TOP TENANTS+                  S&P/FITCH   TOTAL SF    TOTAL SF   RENT PSF      RENT           RENT      EXPIRATION
------------------------------------------------------------------------------------------------------------------

 Bank of America, N.A. .....   AA-/AA-    662,524       37.2%    $41.59    $27,555,388        34.0%    9/30/2015++
 Goldman, Sachs & Co. ......    A+/AA-     90,504        5.1     $60.83      5,505,581         6.8      8/31/2010
 Morgan Stanley & Co. ......    A+/AA-     85,347        4.8     $65.88      5,622,943         6.9      10/31/2011
                                          -------       ----               -----------        ----
 Totals.....................              838,375       47.1%              $38,683,911        47.7%
------------------------------------------------------------------------------------------------------------------

+     Information obtained from Underwritten Rent Roll except for Ratings
      (S&P/Fitch) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.
++    Excluding one lease for 3,000 square feet representing 0.5% of the total
      Bank of America leased space.

-----------------------------------------------------------------------------------------------------
                                      LEASE ROLLOVER SCHEDULE
-----------------------------------------------------------------------------------------------------

                          # OF LEASES                 % TOTAL   CUMULATIVE    CUMULATIVE   BASE RENT
YEAR OF EXPIRATION+++    EXPIRING++++   EXPIRING SF      SF      TOTAL SF     % TOTAL SF    EXPIRING
---------------------    ------------   -----------      --      --------     ----------    --------

 2004 .................        16           14,689      0.8%       14,689         0.8%    $   586,656
 2005 .................        19           68,810      3.9        83,499         4.7%    $ 3,590,832
 2006 .................        25          201,448     11.3*      284,947        16.0%    $11,717,624
 2007 .................         6           87,061      4.9       372,008        20.9%    $ 4,028,880
 2008 .................         7           52,236      2.9       424,244        23.8%    $ 2,631,923
 2009 .................        19          116,600      6.5       540,844        30.3%    $ 3,843,736
 2010 .................        12          137,126      7.7       677,970        38.0%    $ 8,943,889
 2011 .................         7          121,002      6.8       798,972        44.8%    $ 9,635,731
 2013 .................         4           64,516      3.6       863,488        48.4%    $ 3,132,905
 2014 .................         1           24,817      1.4       888,305        49.8%    $   992,680
 2015 .................        24          736,283     41.3     1,624,588        91.1%    $30,505,894
 2016 .................         4           48,281      2.7     1,672,869        93.8%    $ 1,420,949
 Vacant ...............                    111,178      6.2     1,784,047       100.0%
                              ---        ---------     -----
 TOTAL ................       144        1,784,047     100.0%
-----------------------------------------------------------------------------------------------------

+++   Information obtained from Underwritten Rent Roll.
++++  For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.
*     Shearman and Sterling is currently on the Rent Roll for 46,275 square feet of this space. Sidley Austin Brown & Wood has signed a lease for such square footage after Shearman and Sterling vacates.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       17

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                             BANK OF AMERICA CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
o    The Bank of America Center Mortgaged Property is 93.7% occupied by a total of 35 office tenants at an average lease rate of $48 per square foot and 11 retail tenants at an average lease rate of $47 per square foot. The four largest tenants, representing 51.4% of total net rentable area, are:

     o    Bank of America Corporation (Rated "A+" by S&P and "AA-" by Fitch), a
          diversified global financial services company, occupies 662,524 square feet (37.2%) under various leases generally expiring in September
          2015. Incorporated in 1968 and headquartered in Charlotte, North
          Carolina, Bank of America Corporation operates through its banking and non-banking subsidiaries as a provider of financial services and products throughout the United States and in selected international markets. Bank of America Corporation manages its operations through four business segments: Consumer and Commercial Banking, Asset
          Management, Global Corporate and Investment Banking and Equity
          Investments. On October 27, 2003, Bank of America Corporation and
          FleetBoston Financial Corporation, a diversified financial services company, signed an agreement and plan of merger. The merger closed in
          April 2004. For the year ended December 31, 2003, Bank of America
          Corporation reported revenues of $49.0 billion and net income of $10.8 billion. As of June 30, 2004, the company reported total assets of
          $1.0 trillion and stockholders' equity of $95.8 billion. The subject spaces have various uses, including general office and a bank branch.

     o    The Goldman Sachs Group, Inc. (Rated "A+" by S&P and "AA-" by Fitch),
          a global investment banking, securities and investment management firm, leases 90,504 square feet (5.0%) under various leases expiring in August 2010. Founded in 1869 and headquartered in New York, New
          York, The Goldman Sachs Group, Inc. provides a range of services worldwide to a diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As of November 28, 2003, it operated offices in over 20 countries. The company's activities are divided into three segments: Investment
          Banking; Trading and Principal Investments; and Asset Management and
          Securities Services. For the fiscal year ended November 28, 2003, The
          Goldman Sachs Group, Inc. reported revenues of $23.6 billion and net income of $3.0 billion. As of May 28, 2004, the company reported total assets of $467.9 billion and stockholders' equity of $23.2 billion.
          The subject location serves as general office space for the company.

     o    Morgan Stanley (Rated "A+" by S&P and "AA-" by Fitch), a global financial services firm, occupies 85,347 square feet (4.8%) under various leases expiring in October 2011. Established in 1935 and headquartered in New York, New York, Morgan Stanley operates in four business segments: Institutional Securities, Individual Investor
          Group, Investment Management and Credit Services. For the fiscal year ended November 30, 2003, Morgan Stanley reported revenues of $34.9 billion and net income of $3.8 billion. As of May 31, 2004, the company reported total assets of $729.5 billion and stockholders'
          equity of $27.0 billion. The subject location serves as general office space for the company.

     o    Ernst & Young, one of the "Big Four" global accounting firms, occupies
          77,678 square feet (4.4%) under various leases expiring in December
          2006. Established in 1989 (with predecessor firms founded in 1903 and
          1906) and headquartered in New York, New York, Ernst & Young provides a range of services, including accounting and auditing, tax reporting and operations, tax advisory, business risk services, technology and security risk services, transaction advisory and human capital services. Globally, Ernst & Young focuses on seven major industry groups: financial services; technology, communications and entertainment; energy, chemicals and utilities; industrial products;
          retailing and consumer products; health sciences; and real estate, hospitality and construction. Ernst & Young reported over $13 billion in revenues in fiscal year 2003 and employs 103,000 people in over 140 countries around the world. The subject location serves as general office space for the firm.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       18

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                             BANK OF AMERICA CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o    The Bank of America Center Mortgage Loan is secured by a first mortgage on a 1,780,748 square foot Class A central business district office complex located in San Francisco, California.

o    The $150,000,000 senior portion (shadow rated "AAA" and "AA" by S&P and
     Fitch, respectively) of the subject $253,000,000 A-1 note is pari passu with a $130,000,000 A-2 note and a $137,000,000 A-3 note. The other senior notes, the A-2 note in the amount of $130,000,000 and the A-3 note in the amount of $137,000,000 have the same interest rate, maturity date and amortization term as the subject loan and are held outside of the trust.
     The remaining $103,000,000 of the A-1 note balance (the junior portion) is subordinate to such senior portion of the A-1 note and the entire A-2 note and A-3 note. There is also $230,000,000 of mezzanine debt.

THE BORROWER:

o    The borrower, 555 California Owners LLC (the "Bank of America Center
     Borrower"), is a single-purpose, bankruptcy-remote entity with two independent directors, for which the Bank of America Center Borrower's legal counsel has delivered a non-consolidation opinion at loan closing.
     The Bank of America Center Borrower is owned 100% in succession by five mezzanine ownership entities (555 California Mezz-1 LLC, 555 California
     Mezz-2 LLC, 555 California Mezz-3 LLC, 555 California Mezz-4 LLC, and 555
     California Mezz-5 LLC, respectively), each a Delaware limited liability company. 555 California Mezz-5 LLC is owned: 2% by two entities,
     Shorenstein Capital 555 LLC and Shorenstein 555 California LLC, controlled and owned by Shorenstein Company LLC; and 98% owned by two entities, Giants
     Equities LLC and Warrior Equities LLC, controlled by Mark Karasick, a borrower principal, and wholly owned by Mark Karasick, IPC (US), Inc.
     ("IPC"), and certain other investors. David Yisrael is also a borrower principal.

o    Mark Karasick has been a New York City-based real estate syndicator for the past 15 years. Initially, he was a developer in New York State's Orange and
     Dutchess Counties. During the past eight years, Mr. Karasick has principaled numerous real estate transactions as both a syndicator and a managing member of various limited liability companies. Mr. Karasick has typically acquired properties or mortgages with a current yield and considerable upside, located primarily in New York and New Jersey. In addition, Mr. Karasick has real estate holdings outside the New York/New
     Jersey/Connecticut tri-state area such as the 430,000 square foot IBM office building in Hato Rey, Puerto Rico. Acquisitions during the past five years include properties totaling more than eight million square feet.

o    IPC is a subsidiary of the Toronto, Canada-based IPC US REIT. IPC US REIT beneficially owns an 89.0% economic interest in IPC (US), Inc. IPC has ownership interests in, and manages, 32 buildings in the United States (26 office and six retail) containing a total of 7.6 million square feet of rentable space.

o    As a San Francisco-based private owner and operator of Class A office buildings in the United States with a portfolio of more than 17 million square feet, Shorenstein Company LLC, through its affiliates, has owned and managed the Bank of America Center Mortgaged Property for over 15 years.

THE PROPERTY:

o    The collateral for the Bank of America Center Mortgage Loan consists of the fee simple interest in a 1,780,748 square foot Class A central business district office complex. The collateral is comprised of three buildings:
     (1) 555 California Street, a 1,488,619 square foot, 52-story Class A office building with retail constructed in 1969; (2) 315 Montgomery Street, a
     228,160 square foot, 16-story Class B office building with street level retail constructed in 1921; and (3) 345 Montgomery Street, a 63,969 square foot, three-story Bank of America branch constructed in 1971. The complex has on-site parking for 450 cars in a three level subterranean garage. The collateral is situated on approximately 2.80 acres in the North of Market
     Area Financial District in downtown San Francisco, California.

o    The Bank of America Center Borrower, at its sole cost and expense, is required to keep the Bank of America Center Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Bank of America Center
     Borrower is also required to use commercially reasonable efforts to maintain a comprehensive all risk insurance policy without an exclusion for terrorist acts.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       19

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                             BANK OF AMERICA CENTER
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT:

o    Shorenstein Realty Services, L.P., an affiliate of the Bank of America
     Center Borrower, manages the Bank of America Center Mortgaged Property.
     Headquartered in San Francisco, California, and in business for over 80 years, Shorenstein Realty Services is the wholly owned property services affiliate of Shorenstein Company LLC (www.shorenstein.com), a premier private owner and operator of Class A office buildings in the United States with a portfolio of more than 17 million square feet. Founded in the 1920's as a brokerage and management company, Shorenstein Company is engaged in all aspects of office building investment, development, financing, leasing, construction, and management. Since the early 1960's, the company has been an active investor in high quality office projects. Since 1992, Shorenstein has sponsored a series of closed-end investment funds that have invested in
     Class A office projects located throughout the United States. Shorenstein
     Realty Services provides leasing, management and construction services to all of Shorenstein Company's properties.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    $230,000,000 of mezzanine debt.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not allowed.

SUBORDINATE COMPONENT

o    As will be set forth in more detail in the prospectus supplement, the holder of a designated class of certificates that is entitled to payments solely from the BC Pari Passu Note A-1 Mortgage Loan will be entitled in certain instances to exercise rights analogous to the rights of the
     Directing Certificateholder solely with respect to the BC Pari Passu Note
     A-1 Mortgage Loan. Such rights may include the review and/or approval of certain actions taken by the Master Servicer or the Special Servicer in connection with the BC Pari Passu Note A-1 Mortgage Loan. In addition, such holder may (but is not obligated to) purchase the Bank of America Center
     Whole Loan at a price generally equal to the outstanding principal balance, accrued and unpaid interest, all related unreimbursed servicing advances
     (with interest, if any) including any servicing compensation, certain unreimbursed costs and expenses and additional trust fund expenses on such balances and any liquidation fees payable in connection with such purchase.
     Moreover, such holder may (but is not obligated to) purchase the BC Pari
     Passu Note A-1 Mortgage Loan, if the BC Pari Passu Note A-1 Mortgage Loan
     is then considered a "Defaulted Mortgage Loan" as more particularly described in the prospectus supplement, at a price generally equal to its
     (a) fair value as determined by the Special Servicer (or the Master
     Servicer or Trustee if the Special Servicer and the option holder are the same person or affiliated) or (b) unpaid principal balance, plus accrued and unpaid interest on such balance, all related unreimbursed advances
     (with interest if any), and all accrued special servicing fees and additional trust fund expenses, if the Special Servicer has not determined its fair value.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       20

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                             BANK OF AMERICA CENTER
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       21

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                            SIMON -- WEST RIDGE MALL
--------------------------------------------------------------------------------

[PICTURE OMITTED]                            [PICTURE OMITTED]

[PICTURE OMITTED]                            [PICTURE OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       22

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                            SIMON -- WEST RIDGE MALL
--------------------------------------------------------------------------------

                          SIGNIFICANT MORTGAGE LOANS

SIMON -- WEST RIDGE MALL
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:               $68,710,962

 FIRST PAYMENT DATE:                       August 1, 2004

 TERM/AMORTIZATION:                        120/360 months

 INTEREST ONLY PERIOD:                     60 months

 MATURITY DATE:                            July 1, 2014

 EXPECTED MATURITY BALANCE:                $64,274,751

 BORROWING ENTITY:                         West Ridge Mall, LLC

 INTEREST CALCULATION:                     Actual/360

 CALL PROTECTION:                          Lockout/defeasance:
                                           113 payments
                                           Open: 7 payments
 ONGOING MONTHLY RESERVES:

   REPLACEMENT RESERVE(1):                 Springing

   TAX/INSURANCE RESERVE(1):               Springing

 LOCKBOX:                                  Hard
--------------------------------------------------------------------------------
(1)   Replacement and Tax/Insurance reserves spring upon the occurrence of an
      NOI trigger event (NOI for trailing four quarters falls below
      $5,374,000).

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                     $68,710,962

 CUT-OFF DATE LTV:                         80.0%

 MATURITY DATE LTV:                        74.8%

 UNDERWRITTEN DSCR*:                       1.25x

 MORTGAGE RATE:                            5.890%

 *  DSCR figures based on net cash flow unless otherwise noted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                            Retail

 PROPERTY SUB-TYPE:                        Anchored

 LOCATION:                                 Topeka, KS

 YEAR BUILT/RENOVATED:                     1988/NA

 NET RENTABLE SQUARE FEET:                 413,755

 CUT-OFF BALANCE PER SF:                   $166

 OCCUPANCY AS OF 9/13/04:                  58.1%

 OWNERSHIP INTEREST:                       Fee

 PROPERTY MANAGEMENT:                      Simon Management
                                           Associates, LLC

 U/W NET CASH FLOW:                        $6,107,284

 APPRAISED VALUE:                          $85,900,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       23

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                            SIMON -- WEST RIDGE MALL
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                   FINANCIAL INFORMATION
----------------------------------------------------------------------------------------------
                                                              ANNUALIZED
                                                              MOST RECENT         FULL YEAR
                                          UNDERWRITTEN        (6/30/04)*         (12/31/03)
                                        ----------------   ----------------   ----------------

 EFFECTIVE GROSS INCOME .............     $ 11,650,127       $ 10,666,118       $ 11,622,463
 TOTAL EXPENSES .....................     $  5,289,528       $  4,872,606       $  4,913,004
 NET OPERATING INCOME (NOI) .........     $  6,360,599       $  5,793,512       $  6,709,459
 CASH FLOW (CF) .....................     $  6,107,284       $  5,793,512       $  6,709,459
 DSCR ON NOI ........................            1.30x              1.19x              1.37x
 DSCR ON CF .........................            1.25x              1.19x              1.37x
----------------------------------------------------------------------------------------------

*    Please note that annualized data may not reflect seasonal variations in retail sales.

-------------------------------------------------------------------------------------------------------------------------
                                                   TENANT INFORMATION
-------------------------------------------------------------------------------------------------------------------------
                                       RATINGS     TENANT    % TOTAL                POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS+                          S&P/FITCH   TOTAL SF      SF     RENT PSF       RENT           RENT      EXPIRATION
------------                          ---------   --------      --     --------       ----           ----      ----------

 Hollywood Cinema ..................  Not Rated    23,115       5.6%   $ 12.97      $299,715         4.4%      1/31/2009
 Old Navy Clothing Co.(1) ..........   BB+/BB+     22,446       5.4                    (1)           (1)       1/31/2005
 The Gap/Gap Kids(2) ...............   BB+/BB+      9,182       2.2                    (2)           (2)       1/31/2007
                                                   ------      ----                 --------         ---
 TOTALS ............................               54,743      13.2%                $299,715         4.4%

(1)  In lieu of base rent, tenant pays 6% of gross annual sales up to $8.0 million and 4% of gross annual sales in excess of $8.0 million. Such payments are to be made monthly and, if at the end of any lease year, tenant's payments for such year are less than $11.00 per square foot, tenant shall make a payment equal to the amount by which its payments were less than $11.00 per square foot.

(2)  In lieu of base rent, tenant pays 7.5% of gross annual sales up to $4,131,900 and 4% of gross annual sales in excess of $4,131,900. Such payments are to be made monthly and, if at the end of any lease year, tenant's payments for such year are less than $15.00 per square foot, tenant shall make a payment equal to the amount by which its payments were less than $15.00 per square foot.
-------------------------------------------------------------------------------------------------------------------------

+    Information obtained from Underwritten Rent Roll except for Ratings
     (S&P/Fitch) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

-----------------------------------------------------------------------------------------------------
                                         LEASE ROLLOVER SCHEDULE
-----------------------------------------------------------------------------------------------------
                           NUMBER OF      EXPIRING   % TOTAL   CUMULATIVE   CUMULATIVE    BASE RENT
                        LEASES EXPIRING      SF         SF      TOTAL SF    % TOTAL SF     EXPIRING
YEAR OF EXPIRATION++   ----------------- ---------- --------- ------------ ------------ -------------

 2005 ................         14          50,727      12.3%      50,727        12.3%    $  583,468
 2006 ................          8          13,492       3.3       64,219        15.5%    $  363,216
 2007 ................          8          18,680       4.5       82,899        20.0%    $  297,766
 2008 ................         10          19,697       4.8      102,596        24.8%    $  514,121
 2009 ................         13          46,104      11.1      148,700        35.9%    $1,006,039
 2010 ................         11          25,799       6.2      174,499        42.2%    $  680,799
 2011 ................          6          23,913       5.8      198,412        48.0%    $  447,658
 2012 ................          7          16,283       3.9      214,695        51.9%    $  411,511
 2013 ................          4           8,709       2.1      223,404        54.0%    $  242,577
 2014 ................          4          13,816       3.3      237,220        57.3%    $  345,483
 2015 ................          4          11,401       2.8      248,621        60.1%    $  275,142
 Vacant ..............                    165,137      39.9      413,758       100.0%
                               --         -------     -----
 TOTAL ...............         89         413,758     100.0%
-----------------------------------------------------------------------------------------------------

++   Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       24

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                            SIMON -- WEST RIDGE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
o    The Simon-West Ridge Mall is 93.3% occupied, excluding a vacant anchor that is 112,700 square feet. The Simon-West Ridge Mall Mortgaged Property does not include the entire mall but consists of in-line space and the vacant anchor space. The in-line collateral constituting the Simon-West Ridge Mall
     Mortgaged Property for the Simon-West Ridge Mall Mortgage Loan is 79.9%
     occupied. Including the vacant anchor space, the Simon-West Ridge Mall
     Mortgaged Property is 58.1% occupied. The mall is occupied by a mix of national, regional and local tenants, including approximately 90 in-line and freestanding tenants. The Mortgaged Property is also shadow-anchored by
     The Jones Store (wholly owned by May Department Stores), J.C. Penney,
     Dillard's and Sears, which aggregate 604,111 square feet, are tenant-owned and not part of the collateral. The five largest tenants, representing
     16.9% of total net rentable area, are:

     o    Wallace Theater Corporation/Hollywood Cinema (dba West Ridge Mall 6
          Theatres), a movie theater operator, occupies 23,115 square feet
          (5.6%) on a 12-year lease expiring in January 2009. Headquartered in
          Portland, Oregon, Wallace Theater Corporation operates approximately
          450 screens in 54 locations across 12 states and four Pacific Rim countries. Wallace Theaters is privately held by GTCR Golder Rauner,
          LLC ("GTCR"), a Chicago-based private equity investment firm founded in 1980. GTCR currently manages approximately $6.0 billion in equity and mezzanine capital invested in a range of companies and industries.

     o    Old Navy, a North American specialty retailer, occupies 22,446 square feet (5.4%) on a five-year lease expiring in January 2005 with two, five-year renewal options. Launched in 1994, Old Navy is a division of
          Gap, Inc. (NYSE: "GPS") (Rated "BB+" by S&P and "BB+" by Fitch).
          Annual sales for Gap Inc.'s fiscal year ended January 31, 2004 totaled
          $15.9 billion; net income was $1.0 billion. Old Navy offers selections of value-priced apparel, shoes and accessories for adults, children and infants, as well as other items, including personal care products.
          As of May 1, 2004, Gap Inc. operated 843 Old Navy stores in the United
          States and Canada. Annual net sales for Old Navy's fiscal year ended
          January 31, 2004 totaled $6.5 billion.

     o    Gap/Gap Kids, an international specialty retailer, occupies 9,182 square feet (2.2%) on a six-year lease expiring in January 2007 with two, renewal options of three years and five years, respectively.
          Founded in 1969, Gap/Gap Kids is a division of Gap, Inc. (NYSE: "GPS")
          (Rated "BB+" by S&P and "BB+" by Fitch). Annual sales for Gap Inc.'s fiscal year ended January 31, 2004 totaled $15.9 billion; net income was $1.0 billion. Products range from wardrobe basics such as denim, khakis and T-shirts to fashion apparel, accessories and personal care products for men and women, ages teen through adult. Gap entered the children's apparel market with the introduction of GapKids in 1986 and
          babyGap in 1989. These stores offer casual apparel and accessories in the tradition of Gap style and quality for children, ages newborn through pre-teen. As of May 1, 2004, Gap Inc. operated 1,735 Gap stores in the United States, Canada, U.K., France, Japan, and Germany.
          Annual net sales for Gap's fiscal year ended January 31, 2004 totaled
          $7.3 billion.

     o    Eddie Bauer, Inc., an international specialty retailer, occupies 7,741 square feet (1.9%) on a five-year lease expiring in January 2008 with no remaining renewal options. Founded in 1920, Eddie Bauer is a division of Spiegel, Inc. (OTC: "SPGLQ") (Not Rated), an international specialty retailer marketing fashionable apparel and home furnishings.
          The Spiegel Group's businesses include Eddie Bauer and Spiegel
          Catalog. On March 17, 2003, Spiegel, Inc. and 19 of its subsidiaries
          (including Eddie Bauer, Inc.) filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the
          United States Bankruptcy Court for the Southern District of New York.
          Spiegel and these subsidiaries are currently operating their business and managing properties and assets as debtors-in-possession under the
          Bankruptcy Code. On September 13, 2004, Spiegel petitioned the bankruptcy court for a third further extension of the period
          (currently set to expire on September 19, 2004) in which it has the exclusive right to file a plan of reorganization until January 5,
          2005. This extension request is scheduled to be considered by the bankruptcy court at a hearing on September 28, 2004. At the end of
          December 2003, Spiegel operated 469 stores. Its net sales for the
          53-week period ended January 3, 2004 were $1.8 billion.

     o    "FYE", a national mall-based specialty retailer of entertainment software, music, movies and games, occupies 7,296 square feet (1.8%)
          on a 10-year lease expiring in January 2011 with no renewal options.
          Launched in 2001, FYE is a brand of Trans World Entertainment
          Corporation (NASDAQ: "TWMC") (Not Rated), is a specialty music and video retailers in the United States. Founded in 1972 and
          headquartered in Albany, NY, Trans World currently operates nearly 900 stores in 47 states, the District of Columbia, Puerto Rico and the
          U.S. Virgin Islands, and operates a retail Web site at www.fye.com.
          Annual sales for Trans World's fiscal year ended January 31, 2004 totaled $1.3 billion; net income was $23.1 million. FYE is comprised of a Web site at www.fye.com and more than 650 mall-based stores.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       25

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                            SIMON -- WEST RIDGE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

     o    The Simon -- West Ridge Mall Mortgage Loan is secured by a first mortgage on a 413,755 square foot portion of West Ridge Mall, a
          1,014,267 square foot regional mall located in Topeka, Kansas.

THE BORROWER:

     o    The borrower, West Ridge Mall, LLC (the "Simon -- West Ridge Mall
          Borrower"), is a single-purpose, bankruptcy-remote entity with at least two independent managers for which Simon-West Ridge Mall
          Borrower's legal counsel has delivered a non-consolidation opinion at loan closing. The Simon-West Ridge Mall Borrower is 100% owned by its sole member, Simon Capital Limited Partnership, a Delaware limited partnership. There is no borrower principal.

     o    The Simon -- West Ridge Mall Borrower is sponsored by Simon Property
          Group, Inc. (NYSE: "SPG") (Rated "BBB+" by S&P), an Indianapolis-based real estate investment trust (a "REIT") primarily engaged in the ownership, operation, leasing, management, acquisition, expansion and development of primarily regional malls and community shopping centers. SPG is the largest publicly traded retail real estate company in North America with a total market capitalization of approximately
          $29 billion as of August 31, 2004. As of March 31, 2004, the company owned or held an interest in 247 properties in North America containing an aggregate of 188 million square feet of gross leasable area, which consisted of 175 regional malls, 68 community shopping centers and four office and mixed-use properties in 37 states and
          Canada. SPG also owns interests in three parcels of land held for future development and has ownership interests in 48 shopping centers in Europe. For the year ended December 31, 2003, SPG had total revenues of $2.3 billion and net income of $313.6 million. As of March
          31, 2004, SPG reported liquidity of $489.8 million, total assets of
          $15.7 billion and shareholders' equity of $3.3 billion.

THE PROPERTY:

     o    The collateral for the Simon-West Ridge Mall Mortgage Loan consists of the fee simple interest in a 413,755 square foot portion of a regional mall totaling 1,014,267 gross leasable square feet. The Simon -- West
          Ridge Mall Mortgaged Property was completed in 1988 and is situated on
          32.4 acres at Wanamaker and 21st Street in Topeka, Kansas.

     o    The Simon -- West Ridge Mall Borrower, at its sole cost and expense, is required to keep the Simon -- West Ridge Mall Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Simon --
          West Ridge Mall Borrower is also required to maintain a comprehensive all risk insurance policy without an exclusion for acts of terrorism.

RELEASE OR SUBSTITUTION OF PROPERTY:

     o    The Simon -- West Ridge Mall Borrower is permitted to substitute the
          Simon -- West Ridge Mall Mortgaged Property for other retail property provided certain conditions are satisfied, including that the substitute property has an appraised value of 110% of the released property, net operating income will be 115% of the net operating income of the released property, and delivery of a rating agency confirmation. The Simon -- West Ridge Mall Borrower is also permitted to release non-income generating portions of the Simon -- West Ridge
          Mall Mortgaged Property without the mortgagee's consent to governmental agencies and third parties or grant easements to such non-income producing property.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       26

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                            SIMON -- WEST RIDGE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
PROPERTY MANAGEMENT:

     o    Simon Management Associates, LLC ("SMA"), an affiliate of the
          Simon-West Ridge Mall Borrower, manages the Simon-West Ridge Mall
          Mortgaged Property. Headquartered in Indianapolis, Indiana and in
          business for approximately 44 years, SMA is a wholly owned subsidiary of Simon Property Group, L.P., a majority-owned partnership subsidiary of SPG that owns all but one of SPG's real estate properties. SMA provides day-to-day property management functions including leasing, management and development services to most of the SPG properties.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

     o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

     o    Not allowed.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       27

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                            SIMON -- WEST RIDGE MALL
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       28

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              DALLAS MARKET CENTER
--------------------------------------------------------------------------------

[PICTURE OMITTED]                            [PICTURE OMITTED]

[PICTURE OMITTED]                            [PICTURE OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       29

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              DALLAS MARKET CENTER
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

DALLAS MARKET CENTER
--------------------------------------------------------------------------------
                             WHOLE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:              $143,000,000

 FIRST PAYMENT DATE:                      October 1, 2004

 TERM/AMORTIZATION:                       120/330 months

 MATURITY DATE:                           September 1, 2014

 EXPECTED MATURITY BALANCE:               $116,976,716

 BORROWING ENTITY:                        WTC-Trade Mart, L.P.

 INTEREST CALCULATION:                    Actual/360

 CALL PROTECTION:                         Lockout/defeasance:
                                          114 payments
                                          Open: 6 payments

 UP-FRONT RESERVES:

   IMMEDIATE REPAIR RESERVE:              $1,733,750

 ONGOING MONTHLY RESERVES:

   REPLACEMENT RESERVES(1):               Springing

   TAX/INSURANCE RESERVES(1):             Springing

   TI/LC(1):                              Springing

 LOCKBOX:                                 Hard
--------------------------------------------------------------------------------
(1)   Replacement, Tax/Insurance and TI/LC reserves spring if DSCR falls below
      1.15x for the trailing 12-month period or in an event of default or if the Dallas Market Center Borrower does not provide the mortgagee with evidence of timely payment of tax and insurance.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 WHOLE LOAN BALANCE:                      $142,830,263

 WHOLE LOAN BALANCE
  (EXCLUDING
  SUBORDINATE
  COMPONENTS):                            $115,830,263

 NOTE A-1 BALANCE:                         $92,903,426

 SENIOR COMPONENT
  BALANCE:                                 $65,903,426

 AGGREGATE SUBORDINATE
  COMPONENT BALANCE*:                      $27,000,000

 SENIOR COMPONENT
   SHADOW RATING:                            AAA/AAA

                                WHOLE LOAN           WHOLE LOAN
                                (EXCLUDING           (INCLUDING
                              SUBORDINATE)(1)       SUBORDINATE)
                              ---------------       ------------
 CUT-OFF DATE LTV:                 51.0%                62.9%

 MATURITY DATE LTV:                41.8%                51.5%

 UNDERWRITTEN DSCR**:              2.37x                1.94x

 MORTGAGE RATE+:                   6.101%               6.037%

*    Subordinate components are subordinate to A-2 note (which is not part of trust fund) as well as s enior component.
**   DSCR figures based on net cash flow unless otherwise noted.
+    The interest rate was rounded to three decimals and is subject to change
     (prior to pricing) .
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                              Other

 PROPERTY SUB-TYPE:                          Merchandise Mart

 LOCATION:                                   Dallas, TX

 YEAR BUILT/RENOVATED:

   DALLAS MARKET HALL:                       1960/1963

   WORLD TRADE CENTER:                       1974/1979

   DALLAS TRADE MART:                        1959/1976

 NET RENTABLE SQUARE FEET:                   3,179,069

 CUT-OFF BALANCE PER SF:                     $36(1)

 OCCUPANCY AS OF 6/30/04:                    94.3%

 OWNERSHIP INTEREST:                         Leasehold

 PROPERTY MANAGEMENT:                        Market Center
                                             Management Company, Ltd.

 U/W NET CASH FLOW:                          $20,717,959

 APPRAISED VALUE:                            $227,000,000
--------------------------------------------------------------------------------
(1)   Based on aggregate principal balance of $115,830,263 (the Cut-off Date whole loan balance excluding the subordinate portion of note A-1).

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       30

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              DALLAS MARKET CENTER
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                   FINANCIAL INFORMATION
-----------------------------------------------------------------------------------------------
                                                                FULL YEAR          FULL YEAR
                                           UNDERWRITTEN        (12/31/03)         (12/31/02)
                                           ------------        ----------         ----------

 EFFECTIVE GROSS INCOME ..............     $ 61,629,707       $ 64,625,000       $ 65,219,000
 TOTAL EXPENSES ......................     $ 39,428,908       $ 44,726,000       $ 43,473,000
 NET OPERATING INCOME (NOI) ..........     $ 22,200,799       $ 19,899,000       $ 21,746,000
 CASH FLOW (CF) ......................     $ 20,717,959       $ 19,899,000       $ 21,746,000
 DSCR ON NOI(1) ......................            2.53x              2.27x              2.48x
 DSCR ON CF(1) .......................            2.37x              2.27x              2.48x
-----------------------------------------------------------------------------------------------

(1) Based on DM Senior Component Balance.

--------------------------------------------------------------------------------------------------------------------------
                                                   TENANT INFORMATION
--------------------------------------------------------------------------------------------------------------------------
                                   RATINGS     TENANT      % TOTAL                  POTENTIAL    % POTENTIAL     LEASE
                                  S&P/FITCH   TOTAL SF   PERMANENT SF   RENT PSF       RENT          RENT      EXPIRATION
                                  ---------   --------   ------------   --------       ----          ----      ----------

 Onecoast Network ..............  Not Rated    44,563         1.4%      $ 20.53    $  914,828         1.8%      4/30/2008
 Larry Kenneth Payne, Inc. .....  Not Rated    32,103         1.0       $  8.27       265,456         0.5       5/31/2007
 The L.D. Kichler Company ......  Not Rated    23,948         0.8       $ 15.19       363,746         0.7       8/31/2008
                                               ------         ---                  ----------         ---
 TOTALS ........................              100,614         3.2%                 $1,544,030         3.0%
--------------------------------------------------------------------------------------------------------------------------

+    Information obtained from Underwritten Rent Roll except for Ratings
     (S&P/Fitch) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

-------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE
-------------------------------------------------------------------------------------------------------------
                            NUMBER OF         EXPIRING     % TOTAL     CUMULATIVE    CUMULATIVE    BASE RENT
YEAR OF EXPIRATION++     LEASES EXPIRING         SF           SF        TOTAL SF     % TOTAL SF     EXPIRING
--------------------     ---------------         --           --        --------     ----------     --------

 MTM .................           33             84,894       3.3%         84,894         3.3%    $ 1,019,733
 2004 ................           95            118,224       4.6         203,118         8.0%    $ 2,665,800
 2005 ................          255            328,634      12.9         531,752        20.8%    $ 6,706,187
 2006 ................          212            398,954      15.6         930,706        36.5%    $ 8,582,594
 2007 ................          470            608,898      23.9       1,539,604        60.3%    $11,712,674
 2008 ................          139            419,825      16.4       1,959,429        76.8%    $ 8,424,251
 2009 ................          107            303,578      11.9       2,263,007        88.7%    $ 6,070,423
 2010 ................            7             42,214       1.7       2,305,221        90.3%    $   842,115
 2011 ................            4             11,213       0.4       2,316,434        90.8%    $   173,902
 2012 ................            1              1,059       0.0       2,317,493        90.8%    $    20,900
 2013 ................            2              1,820       0.1       2,319,313        90.9%    $    38,658
 2014 ................            3              4,006       0.2       2,323,319        91.0%    $    83,628
 Vacant ..............                         229,087       9.0       2,552,406*      100.0%
                             ------            -------     -----
 TOTAL ...............        1,328          2,552,406*    100.0%
-------------------------------------------------------------------------------------------------------------

++   Information obtained from Underwritten Rent Roll or, if leases were expired, from information obtained from the borrower.
*    Includes the permanent space only, which represents 2,552,406 square feet of the 3,179,069 total net square feet of space.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       31

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              DALLAS MARKET CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
o    The Dallas Market Center Mortgaged Property is 94.3% leased by approximately 1,400 tenants at an average lease rate of approximately $20 per square foot. The three largest tenants, representing 3.2% of total net rentable area, are:

     o    OneCoast Network (Not Rated), a group of multi-line sales
          representatives for the gift, home furnishings and collegiate markets, occupies 44,563 square feet (1.7% of underwritten NRA) on various five- and seven-year leases expiring in April 2008. Headquartered in
          Atlanta, Georgia and owned by a group of private investors, One Coast is a team of 13 agencies that partners with more than 60,000 retailers to grow sales by recommending product lines and providing business guidance. OneCoast has regional agency coverage in most major markets including the Northeast, Southeast, Texas, Midwest, Rocky Mountains,
          Southwest and Pacific Northwest. In addition, OneCoast has wholesale showrooms in several merchandise marts including Atlanta, Dallas (the subject), New York and Chicago.

     o    Larry Kenneth Payne, Inc. (Not Rated), a furniture distributor, leases
          32,103 square feet (1.3% of underwritten NRA) on a five-year lease expiring in May 2007. The subject location serves as a wholesale showroom.

     o    The L.D. Kichler Company (Not Rated), a decorative lighting fixture company, occupies 23,948 square feet (0.9% of underwritten NRA) on a five-year lease expiring in August 2008. Founded in 1938 and headquartered in Cleveland, Ohio, The L.D. Kichler Company remains a privately held, family owned and run business with manufacturing facilities in Wallingford, Connecticut and multiple distribution warehouses around the country. The subject location serves as a wholesale showroom.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

     o    The Dallas Market Center Mortgage Loan is secured by a first leasehold mortgage on a 3,179,069 net square foot portion of the Dallas Market
          Center, a merchandise mart complex with more than 6 million gross rentable square feet, that is located in the Stemmons Freeway Corridor in Dallas, Texas.

     o    The subject $93,000,000 A-1 note is pari passu with a $50,000,000 A-2 note. The A-2 note has the same interest rate, maturity date and amortization term as the subject loan and is held outside of the trust. The A-1 note consists of a $66,000,000 senior portion (shadow rated "AAA" by both S&P and Fitch) and a $27,000,000 junior portion that is subordinate to such senior portion of the A-1 note and the entire A-2 note.

THE BORROWER:

     o    The borrower, WTC-Trade Mart, L.P. (the "Dallas Market Center
          Borrower"), is a single-purpose, bankruptcy-remote entity with two independent directors, for which Dallas Market Center Borrower's legal counsel has delivered a non-consolidation opinion at loan closing. The
          Dallas Market Center Borrower is owned: 0.1% by its general partner,
          WTC-Trade Mart, GP, L.L.C., a Delaware limited liability company and single purpose entity, and 99.9% by its limited partner, Dallas Market
          Center Company, Ltd., a Texas limited partnership. The Dallas Market
          Center Borrower and its partners are affiliates of Crow Family
          Partnership, L.P., and are ultimately owned by the Trammell Crow family through Crow Holdings, a group of international, diversified investment companies that owns and directs the investments of the
          Trammell Crow family and its investment partners.

     o    Crow Holdings invests in industrial, office, retail, mart properties, land, hotel and residential real estate businesses in the United
          States, Europe and South America. Although real estate is its foundation, Crow Holdings has grown increasingly active in a variety of diversified investment activities with an investment portfolio that includes stakes in privately held operating businesses and financial assets. Crow Holdings is both an active investor in these investments and, in some cases, a passive investor through third-party managers and private investment partnerships.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       32

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              DALLAS MARKET CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE PROPERTY:

     o    The collateral for the Dallas Market Center Mortgage Loan consists of the leasehold interest in a 3,179,069 net square foot portion of the
          Dallas Market Center, a merchandise mart complex totaling more than 6 million gross rentable square feet. The collateral is comprised of three buildings: (1) the five-story Dallas Trade Mart ("DTM"), completed in 1959 and expanded in 1976, and the 15-story World Trade
          Center ("WTC"), completed in 1974 and expanded in 1979, that contain
          2,979,980 net square feet and (2) the one-story Market Hall completed in 1960 and expanded in 1963 that contains 199,089 net square feet.
          Market Hall functions as a temporary exhibit hall with no permanent occupancy. The WTC also has limited temporary exhibit space and a small amount of management office space (which is occupied by the
          Dallas Market Center Borrower and Market Center Management Company,
          Ltd., the Property Management Company). A four-level parking garage completed in 1974 provides 981 spaces with on-site surface parking providing an additional 977 spaces. The collateral is situated on approximately 53.3 acres.

     o    The Dallas Market Center Borrower, at its sole cost and expense, is required to keep the Dallas Market Center Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. While the Terrorism Risk
          Insurance Act is in effect, the Dallas Market Center Borrower is required to maintain insurance against certified acts of terrorism.
          After the Terrorism Risk Insurance Act expires, the Dallas Market
          Center Borrower must use commercially reasonable efforts to maintain terrorism insurance.

     o    The Dallas Market Center Borrower is permitted to transfer up to 80%
          of the indirect ownership interests in the Dallas Market Center
          Borrower. In connection with such transfer, the Dallas Market Center
          Borrower will enter into a master lease arrangement. The master lessee will be an affiliate of the Dallas Market Center Borrower and is required to enter into a subordination agreement in the form attached to the Dallas Market Center Mortgage Loan documents. The master lease is subject to the mortgagee's review and approval. In connection with such transfer, the Dallas Market Center Borrower is required to provide, among other things, an update non-consolidation opinion.

     o    The Dallas Market Center Borrower is permitted to release a portion of the property described in the Dallas Market Center Mortgage Loan documents (the "Market Hall Parcel") upon satisfaction of certain conditions including, but not limited to, (i) payment to the mortgagee of an amount equal to $14,691,780.82 which shall be used to partially defease the Dallas Market Center Mortgage Loan, (ii) delivery of a
          REMIC opinion and (iii) confirmation from the rating agencies that such release shall not result in a downgrade of the securities.

     o    The Dallas Market Center Borrower is permitted to release a portion of the property described in the Dallas Market Center Mortgage Loan documents (the "Garage Parcel") upon satisfaction of certain conditions including, but not limited to, (i) delivery of a REMIC opinion and (ii) confirmation from the rating agencies that such release shall not result in a downgrade of the securities.

GROUND LEASE:

     o    The property is subject to seven ground leases, two of which are with
          Market Center Land, L.P., an affiliate of the borrower, and the remainder with Industrial Properties Corporation. These ground leases have varying terms and expirations between 2055 and 2066. While the fee simple interests are not subordinate to the lien, subject to the terms and conditions of the mortgage financing, leases provide that the Dallas Market Center Borrower would not be disturbed in its possession of its leasehold estate.

PROPERTY MANAGEMENT:

     o    Market Center Management Company, Ltd., an affiliate of the Dallas
          Market Center Borrower, manages the subject property. Headquartered in
          Dallas, TX, and in business for eight years, Market Center Management
          Company, Ltd., was created in 1996 solely to operate the Dallas Market
          Center, which is the largest merchandise mart in the world. The five buildings contain 2,200 permanent showrooms and 460,000 square feet of temporary show space. The complex includes the subject buildings as well as the separate North Campus buildings, which are not part of the collateral. The Market Center Management Company, Ltd. has approximately 247 employees with an operating budget in excess of $16 million per year.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

     o    $27,000,000 junior portion of the A-1 note.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

     o    Not allowed.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       33

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              DALLAS MARKET CENTER
--------------------------------------------------------------------------------

SUBORDINATE COMPONENTS

     o    As will be set forth in more detail in the prospectus supplement, the holder of designated classes of certificates that are entitled to payments solely from the DM Pari Passu Note A-1 Mortgage Loan will be entitled in certain instances to exercise rights analogous to the rights of the Directing Certificateholder solely with respect to the
          DM Pari Passu Note A-1 Mortgage Loan. Such rights may include the review and/or approval of certain actions taken by the Master Servicer or the Special Servicer in connection with the DM Pari Passu Note A-1
          Mortgage Loan. In addition, such holder may (but is not obliged to)
          purchase the Dallas Market Center Whole Loan at a price generally equal to the outstanding principal balance, accrued and unpaid interest, all related unreimbursed servicing advances (with interest if any) including any servicing compensation, certain unreimbursed costs and expenses and additional trust fund expenses on such balances and any liquidation fees payable in connection with such purchase.
          Moreover, such holder may (but is not obligated to) purchase the DM
          Pari Passu Note A-1 Mortgage Loan, if the DM Pari Passu Note A-1
          Mortgage Loan is then considered a "Defaulted Mortgage Loan" as more particularly described in the prospectus supplement, at a price generally equal to its (a) fair value as determined by the Special
          Servicer (or the Master Servicer or Trustee if the Special Servicer
          and the option holder are the same person or affiliated) or (b) unpaid principal balance, plus accrued and unpaid interest on such balance, all related unreimbursed advances (with interest if any), and all accrued special servicing fees and additional trust fund expenses, if the Special Servicer has not determined its fair value.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       34

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              DALLAS MARKET CENTER
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       35

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                               8027 LEESBURG PIKE
--------------------------------------------------------------------------------

[PICTURE OMITTED]                            [PICTURE OMITTED]

[PICTURE OMITTED]                            [PICTURE OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       36

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                               8027 LEESBURG PIKE
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

8027 LEESBURG PIKE

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:                 $44,000,000

 FIRST PAYMENT DATE:                         February 1, 2004

 TERM/AMORTIZATION:                          120/360 months

 MATURITY DATE:                              January 1, 2014

 EXPECTED MATURITY BALANCE:                  $37,321,970

 BORROWING ENTITY:                           Rocks Tysons Two LLC

 INTEREST CALCULATION:                       Actual/360

 CALL PROTECTION:                            Lockout/defeasance:
                                             117 payments
                                             Open: 3 payments

 UP-FRONT RESERVES:

   TAX RESERVE:                              Yes

   OTHER RESERVE:                            $2,103,863(1)

 ONGOING MONTHLY RESERVES:

   TAX RESERVE:                              Yes

   REPLACEMENT RESERVE:                      $843

 LOCKBOX:                                    Hard
--------------------------------------------------------------------------------
(1)   Construction Holdback ($2,026,771); Free Rent Reserve ($77,092)

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                  $43,622,666

 CUT-OFF DATE LTV:                      73.2%

 MATURITY DATE LTV:                     62.6%

 UNDERWRITTEN DSCR*:                    1.26x

 MORTGAGE RATE:                         5.940%

 *  DSCR figures based on net cash flow unless otherwise noted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                       Retail

 PROPERTY SUB-TYPE:                   Anchored Retail/Office

 LOCATION:                            Vienna, VA

 YEAR BUILT/RENOVATED:                2002/NA

 NET RENTABLE SQUARE FEET:            199,170

 CUT-OFF BALANCE PER SF:              $219

 OCCUPANCY AS OF 8/5/04:              85.8%

 OWNERSHIP INTEREST:                  Fee

 PROPERTY MANAGEMENT:                 Allen & Rocks, Inc.

 U/W NET CASH FLOW:                   $3,965,322

 APPRAISED VALUE:                     $59,610,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       37

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                               8027 LEESBURG PIKE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                                UNDERWRITTEN
                                                              ---------------
 EFFECTIVE GROSS INCOME ...................................     $ 5,800,032
 TOTAL EXPENSES ...........................................     $ 1,574,271
 NET OPERATING INCOME (NOI) ...............................     $ 4,225,761
 CASH FLOW (CF) ...........................................     $ 3,965,322
 DSCR ON NOI ..............................................           1.34x
 DSCR ON CF ...............................................           1.26x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                        TENANT INFORMATION
--------------------------------------------------------------------------------------------------------------------------------
                                              RATINGS     TENANT    % TOTAL               POTENTIAL    % POTENTIAL      LEASE
TOP TENANTS+                                 S&P/FITCH   TOTAL SF      SF     RENT PSF       RENT          RENT       EXPIRATION
------------                                 ---------   --------      --     --------       ----          ----       ----------

 Best Buy .................................  BBB--/BBB    43,787      22.0%    $ 31.50   $1,379,291        25.1%      8/31/2018
 Sytex ....................................  Not Rated    31,757      15.9     $ 27.16      862,520        15.7       7/31/2013
 Borders ..................................  Not Rated    29,892      15.0     $ 23.00      687,516        12.5       1/31/2024
 Anvicom ..................................  Not Rated    18,318       9.2     $ 23.17      424,428         7.7       7/31/2013
 Cherry, Bekaert & Holland, L.L.P. ........  Not Rated    14,885       7.5     $ 23.17      344,885         6.3      11/30/2013
                                                          ------      ----               ----------        ----
 TOTALS ...................................              138,639      69.6%              $3,698,640        67.3%
--------------------------------------------------------------------------------------------------------------------------------

+    Information obtained from Underwritten Rent Roll except for Ratings
     (S&P/Fitch) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

---------------------------------------------------------------------------------------------------
                                 LEASE ROLLOVER SCHEDULE
---------------------------------------------------------------------------------------------------
                           NUMBER OF      EXPIRING   % TOTAL   CUMULATIVE   CUMULATIVE    BASE RENT
YEAR OF EXPIRATION++    LEASES EXPIRING      SF         SF      TOTAL SF    % TOTAL SF     EXPIRING
--------------------    ---------------      --         --      --------    ----------     --------

 2008 ................          4          14,955       7.5%      14,955         7.5%    $  365,317
 2009 ................          2           5,248       2.6       20,203        10.2%    $  173,342
 2011 ................          1           4,037       2.0       24,240        12.2%    $  111,018
 2013 ................          7          76,222      38.5      100,462        50.7%    $2,141,208
 2014 ................          2          12,000       6.1      112,462        56.7%    $  325,920
 2018 ................          1          43,787      22.1      156,249        78.8%    $1,379,291
 2024 ................          1          29,892      15.1      186,141        93.9%    $  687,516
 Vacant ..............                     12,094       6.1      198,235       100.0%
                               --         -------     -----
 TOTAL ...............         18         198,235     100.0%
---------------------------------------------------------------------------------------------------

++    Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       38

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                               8027 LEESBURG PIKE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

o    The subject property is 94.8% leased and 85.8% occupied by a total of six retail tenants at an average lease rate of $30.70 per square foot (triple net lease) and 10 office tenants at an average lease rate of $24.40 per square foot (modified gross). Two of the office tenants, Sytex (expansion into 12,000 square feet) and Ken Ray Partners (4,037 square feet), are completing improvements to their space and will occupy October 1, 2004, resulting in a 94.8% physical occupancy. In addition, the Landlord is completing negotiations with the law offices of Fite & O'Brien for 3,989 square feet that are currently underwritten as vacant.

     o    Best Buy Co., Inc. (NYSE:"BBY") (Rated "BBB-" by S&P and "BBB" by
          Fitch), a specialty retailer of consumer electronics, personal computers, entertainment software and appliances, occupies 43,787 square feet (22.0%) on a 15-year lease expiring in August 2018 with three, five-year renewal options. Incorporated in Minnesota in 1966 as
          Sound of Music, Inc., it changed its name to Best Buy Co., Inc. in
          1983. The company's subsidiaries reach consumers through approximately
          750 retail stores in the United States and Canada. For the fiscal year ended February 28, 2004, Best Buy reported revenues of $24.5 billion and net income of $705 million. As of February 28, 2004, the company reported total assets of $8.7 billion and stockholders' equity of $3.4 billion. The subject space is used as a retail store.

     o    Borders Group, Inc. (dba Borders), a national operator of book, music and movie superstores, including mall-based bookstores, leases 29,892 square feet (15.0%) on a 20-year lease expiring in January 2024 with six, five-year renewal options. Founded in 1971 and headquartered in
          Ann Arbor, Michigan, Borders Group, Inc. operated, as of January 25,
          2004, 482 superstores under the Borders name, including 24 in the
          United Kingdom, nine in Australia, two in Puerto Rico and one each in
          Singapore and New Zealand. The company also operated 716 mall-based and other bookstores, primarily under the Waldenbooks name in the
          United States and 36 bookstores under the Books etc. name in the
          United Kingdom. For the fiscal year ended January 25, 2004, Borders reported revenues of $3.7 billion and net income of $120 million. As of January 25, 2004, the company reported total assets of $2.5 billion and stockholders' equity of $1.2 billion. The subject space is used as a retail store.

     o    Sytex, Inc., a business management, logistics and systems engineering firm, occupies 31,757 square feet (15.9%) under two leases: (1) a
          10-year lease of 19,757 square feet expiring in July 2013 with two, five-year renewal options and (2) a recently signed 10-year lease of
          12,000 square feet expiring in June 2014 with two, five-year renewal options. Headquartered in Doylestown, Pennsylvania, Sytex, Inc. is a
          wholly owned subsidiary of The Sytex Group, Inc. ("TSGI"), a privately held corporation that is the combination of three companies, Sytex,
          Inc., Information Network Systems "INS" and MacAulay Brown, Inc
          "MacB". All units of the Sytex Group provide federal, state and other governmental clients with technical services. Sytex, Inc.,'s 2003 revenues were approximately $275 million. The subject location serves as general office space for the company.

     o    AnviCom, Inc., a provider of solutions in communications networking,
          eBusiness, software development and systems integration, occupies
          18,318 square feet (9.2%) on a 10-year lease expiring in July 2013 with two, three-year renewal options. Founded in 1991 and
          headquartered in Vienna, Virginia (at the subject complex), AnviCom,
          Inc. is a privately held corporation for which recent financial information is not available.

     o    Cherry, Bekaert & Holland, L.L.P. ("CB&H"), a regional accounting firm, occupies 14,885 square feet (7.5%) on a 10-year lease expiring in November 2013 with two, five-year renewal options. Founded over 50 years ago and headquartered in Richmond, Virginia, CB&H is one of the largest regional CPA firms headquartered in the Southeast with a network of offices that stretches across seven states in the southeast and nationally and internationally through its alliance with Baker
          Tilly International Limited, an association of independent accounting and consulting firms. As a private firm, recent financial information is not available. The subject location serves as general office space for the firm.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       39

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                               8027 LEESBURG PIKE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

     o    The 8027 Leesburg Pike Mortgage Loan is secured by a first mortgage on a 199,170 net rentable square foot Class A mixed-use complex located in Vienna, Virginia.

THE BORROWER

     o    The borrower, Rocks Tysons Two LLC (the "8027 Leesburg Pike
          Borrower"), is a single-purpose, bankruptcy-remote entity with a special purpose managing member which has one independent director, for which 8027 Leesburg Pike Borrower's legal counsel has delivered a non-consolidation opinion at loan closing. The 8027 Leesburg Pike
          Borrower is owned: 1.00% by its managing member, RT Manager Two Corp., a Virginia corporation and single purpose entity; 25.75% by Samuel A.
          Rocks, an individual; 25.75% by NPHR Trust (S. Randall Cohen,
          Trustee); 10.00% by Suzanne R. Gray Trust (Nicholas P.H. Rocks, S.
          Randall Cohen, Trustees); 10.00% by Robin A. Carlough Trust (Nicholas
          P.H. Rocks, S. Randall Cohen, Trustees); and 27.50% by The Chief's
          Grandchildren Holdings, LLC, a Virginia limited liability Company. The borrower principal is The RDR Family LLC, a Virginia limited liability company. The 8027 Leesburg Pike Borrower, its members, and the borrower principal are affiliates of, or associated with, The Rocks
          Group and the Rocks family.

     o    Ralph D. Rocks, the founder of the Rocks Group, has built thousands of single-family homes, over a dozen apartment communities and numerous large commercial projects in Maryland and Virginia. Today, The Rocks
          Group owns and manages approximately 2,700 residential units in eleven apartment complexes, approximately 650,000 square feet of commercial, office and retail space, plus two hotels and a golf course community.

THE PROPERTY:

     o    The collateral for the 8027 Leesburg Pike Mortgage Loan consists of the fee simple interest in a 199,170 net rentable square foot Class A mixed-use complex. The collateral is comprised of an 86,327 square foot, three-story retail building attached via a catwalk to a 112,843 square foot, six-story office building and a separate six-story parking garage, all with two levels of underground parking, situated on 3.8 acres. The site was purchased in October 2001 by an affiliate of the 8027 Leesburg Pike Borrower who then demolished the original office building and redeveloped the parcel in 2002-2003 to the current uses.

     o    The 8027 Leesburg Pike Borrower, at its sole cost and expense, is required to keep the 8027 Leesburg Pike Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The 8027 Leesburg Pike
          Borrower is also required to maintain a comprehensive all risk insurance policy without an exclusion for terrorist acts.

PROPERTY MANAGEMENT:

     o    Allen & Rocks, Inc., an affiliate of the 8027 Leesburg Pike Borrower, manages the subject property. Headquartered in Vienna, Virginia, and in business for 56 years, Allen & Rocks, Inc. currently manages approximately 2,700 residential units in Montgomery, Prince George's, and Baltimore Counties and Baltimore City, Maryland, as well as
          Fairfax County and Richmond, Virginia. In addition, the company manages approximately 300,000 square feet of commercial office space in five buildings and 350,000 square feet of retail space in five buildings.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

     o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

     o    Not allowed.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       40

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                               8027 LEESBURG PIKE
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       41

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                 SANTA ROSA MALL
--------------------------------------------------------------------------------

[PICTURE OMITTED]                                 [PICTURE OMITTED]

[PICTURE OMITTED]                                 [PICTURE OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       42

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                 SANTA ROSA MALL
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

SANTA ROSA MALL
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:              $42,500,000

 FIRST PAYMENT DATE:                      September 1, 2004

 TERM/AMORTIZATION:                       84/360 months

 MATURITY DATE:                           August 1, 2011

 EXPECTED MATURITY BALANCE:               $38,014,400

 BORROWING ENTITY:                        SRM-SPE, LLC

 INTEREST CALCULATION:                    Actual/360

 CALL PROTECTION:                         Lockout/defeasance:
                                          83 payments
                                          Open: 1 payment

 UP-FRONT RESERVES:

   TAX/INSURANCE RESERVE:                 Yes

   REPLACEMENT RESERVE:                   $8,382

   TI/LC:                                 $141,432

   TENANT RESERVE(1):                     $152,760

 ONGOING MONTHLY RESERVES:

   TAX/INSURANCE RESERVE:                 Yes

   REPLACEMENT RESERVE:                   $8,382

   TI/LC:                                 $31,432

 LOCKBOX:                                 Hard
--------------------------------------------------------------------------------
(1)   Gadzooks ($77,880) and KB Toys ($74,880) reserves.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                 $42,411,692

 CUT-OFF DATE LTV:                     70.1%

 MATURITY DATE LTV:                    62.8%

 UNDERWRITTEN DSCR*:                   1.52x

 MORTGAGE RATE:                        5.416%

 *  DSCR figures based on net cash flow unless otherwise noted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                          Retail

 PROPERTY SUB-TYPE:                      Anchored

 LOCATION:                               Mary Esther, FL

 YEAR BUILT/RENOVATED:                   1976/2000

 NET RENTABLE SQUARE FEET:               502,915

 CUT-OFF BALANCE PER SF:                 $84

 OCCUPANCY AS OF 6/30/04:                90.1%

 OWNERSHIP INTEREST:                     Fee

 PROPERTY MANAGEMENT:                    Jones Lang LaSalle
                                         Americas, Inc.

 U/W NET CASH FLOW:                      $4,355,851

 APPRAISED VALUE:                        $60,500,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       43

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                 SANTA ROSA MALL
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                   FINANCIAL INFORMATION
----------------------------------------------------------------------------------------
                                                       TRAILING 12 MONTHS     FULL YEAR
                                        UNDERWRITTEN        (4/30/04)         (12/31/03)
                                        ------------        ---------         ----------

 EFFECTIVE GROSS INCOME ..............  $ 8,426,167       $ 8,299,562        $ 8,114,874
 TOTAL EXPENSES ......................  $ 3,568,760       $ 3,438,243        $ 3,213,011
 NET OPERATING INCOME (NOI) ..........  $ 4,857,408       $ 4,861,319        $ 4,901,862
 CASH FLOW (CF) ......................  $ 4,355,851       $ 4,842,633        $ 4,901,862
 DSCR ON NOI .........................        1.69x             1.69x              1.71x
 DSCR ON CF ..........................        1.52x             1.69x              1.71x
----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                        TENANT INFORMATION
-----------------------------------------------------------------------------------------------------------------------------
                                  RATINGS       TENANT      % TOTAL                  POTENTIAL     % POTENTIAL        LEASE
TOP TENANTS+                     S&P/FITCH     TOTAL SF        SF       RENT PSF        RENT           RENT        EXPIRATION
------------                     ---------     --------        --       --------        ----           ----        ----------

 Sears ......................     BBB/BBB      124,918        24.8%    $   0.80      $ 100,000          1.6%        2/25/2006
 J.C. Penney ................     BB+/BB+       87,650        17.4     $   2.21        193,420          3.2         2/28/2006
 Santa Rosa Cinema ..........      BB-/NR       31,381         6.2     $  12.50        392,263          6.4        12/31/2014
                                               -------        ----                   ---------         ----
 Totals .....................                  243,949        48.5%                  $ 685,682         11.2%
-----------------------------------------------------------------------------------------------------------------------------

+    Information obtained from Underwritten Rent Roll except for Ratings
     (S&P/Fitch) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

---------------------------------------------------------------------------------------------------
                                      LEASE ROLLOVER SCHEDULE
---------------------------------------------------------------------------------------------------
                           NUMBER OF      EXPIRING   % TOTAL   CUMULATIVE   CUMULATIVE    BASE RENT
YEAR OF EXPIRATION++    LEASES EXPIRING      SF         SF      TOTAL SF    % TOTAL SF     EXPIRING
--------------------    ---------------      --         --      --------    ----------     --------

 MTM .................          2           1,320       0.3%       1,320         0.3%    $   70,000
 2004 ................          8          12,450       2.5       13,770         2.7%    $  329,758
 2005 ................          9          39,074       7.8       52,844        10.5%    $  613,357
 2006 ................         15         255,790      50.9      308,634        61.4%    $1,033,413
 2007 ................         11          24,830       4.9      333,464        66.3%    $  528,353
 2008 ................          4           9,063       1.8      342,527        68.1%    $  225,298
 2009 ................          8          25,009       5.0      367,536        73.1%    $  425,658
 2010 ................          2           3,091       0.6      370,627        73.7%    $   82,620
 2011 ................          5          14,222       2.8      384,849        76.5%    $  326,660
 2012 ................          6          14,414       2.9      399,263        79.4%    $  368,104
 2013 ................          4          12,418       2.5      411,681        81.9%    $  285,516
 2014 ................          6          41,638       8.3      453,319        90.1%    $  620,462
 Vacant ..............                     49,596       9.9      502,915       100.0%
                               --         -------     -----
 TOTAL ...............         80         502,915     100.0%
---------------------------------------------------------------------------------------------------

++   Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       44

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                 SANTA ROSA MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The Santa Rosa Mall Mortgaged Property is a regional mall 90.1% leased (on total gross leasable area) by a mix of national, regional, and local tenants. The total property is comprised of 703,315 square feet of which 502,915 square feet is part of the Santa Rosa Mall Mortgaged Property collateral. Tenancy at the property includes approximately 82 total tenants and is anchored by Sears
(124,918 square feet), Dillard's (117,900 square feet), J.C. Penney (87,650 square feet) and McRae's (82,500 square feet). The Dillard's and McRae's stores are owned by their respective companies and are not part of the collateral. J.C.
Penney and Sears have been at the property since it was first constructed in the mid-1970s and both stores have recently executed lease extensions through 2006.
Dillard's has been at the property since February 1977 and McRae's was added in
March 1986. Approximately 22 in-line tenants, or 75,000 square feet, have been at the property since 1995. In-line "same-store" mall shop sales for tenants under 10,000 square feet increased by approximately 8% between 2002 and 2003 and sales for 2003 were approximately $320 per square foot, reflecting an average occupancy cost of 10.9%. Additionally, approximately 30% of the owned gross leasable area at the property is occupied by investment grade rated tenants.

The three largest tenants at the Santa Rosa Mall Mortgaged Property collateral, representing 48.5% of total net rentable area are:

     o    Sears, Roebuck & Co. ("Sears") (Rated "BBB" by S&P and "BBB" by
          Fitch), a multi-line retailer that offers a wide array of merchandise and related services, occupies 124,918 square feet (24.8%) on a lease expiring in February 2006 with two remaining 5-year extension options at the current rent. Established in 1886 and headquartered in Hoffman
          Estates, Illinois (a suburb of Chicago), the company is organized into four principal business segments: Retail and Related Services, Credit and Financial Products, Corporate and Other and Sears Canada. During
          2002, the company acquired Lands' End, Inc., a direct merchant of traditionally-styled casual clothing for men, women and children, accessories, footwear, home products and soft luggage. In 2003, Sears employed approximately 249,000 people in the United States, Puerto
          Rico and Canada. For the fiscal year ended January 3, 2004, Sears'
          reported revenues of approximately $41.1 billion and net income of approximately $3.4 billion. As of January 3, 2004, the company reported total assets of approximately $27.7 billion and shareholders'
          equity of approximately $6.4 billion. Sears' 2003 sales at the Santa
          Rosa Mall Mortgaged Property were reported at approximately $238 per square foot (1.3% occupancy cost) representing an increase of approximately 7.7% over 2002 sales.

     o    J.C. Penney Company, Inc ("J.C. Penney") (Rated "BB+" by S&P and "BB+"
          by Fitch), occupies 87,650 square feet (17.4%) on a lease expiring in
          February 2006 with three remaining 5-year extension options at the current rent. J.C. Penney is currently structured as a holding company, with holdings including J.C. Penney retail stores and the
          J.C. Penney catalogue division. J.C. Penney operated a total of 3,789 retail stores and employed 228,000 persons as of January 2003. J.C.
          Penney was founded in 1902 and operates 1,050 J.C. Penney department stores in 49 states, Puerto Rico and Mexico. J.C. Penney provides merchandise and services to consumers through department stores, catalog departments and the Internet. Net Retail Sales for fiscal 2003 were $17.8 billion, an increase of approximately 0.9% over fiscal 2002 retail sales. Net income from continuing operations for J.C. Penney during 2003 totaled $364 million, which is a 100% increase when compared to $182 million in 2001. As of January 31, 2004, J.C. Penney reported total assets of approximately $18.3 billion and shareholders'
          equity of approximately $5.4 billion. J.C. Penney's 2003 sales at the
          Santa Rosa Mall Mortgaged Property were reported at approximately $118 per square foot (2.6% occupancy cost) representing an increase of approximately 7.2% over 2002 sales.

     o    Santa Rosa Cinema (wholly owned subsidiary of Regal Entertainment
          Group ("Regal") -- Rated "BB--" by S&P), a movie chain operator, occupies 31,381 square feet (6.2%) on a 20-year lease expiring
          December 2014. Regal was incorporated in 2001 and is engaged in theatre exhibition operations in the United States. As of January 1,
          2004, Regal operated a theatre circuit consisting of 6,119 screens in
          562 theatres in 39 states. Regal primarily operates multi-screen theatres and has an average of 11 screens per location. Regal develops, acquires and operates multi-screen theatres primarily in mid-sized metropolitan markets and suburban areas of metropolitan markets throughout the United States. Santa Rosa Cinema contains 10 screens with 2003 reported sales of approximately $298,589 per screen with an occupancy cost of approximately 16.2%.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       45

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                 SANTA ROSA MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
 THE LOAN:

     o    The Santa Rosa Mall Mortgage Loan is secured by a first mortgage on a
          502,915 square foot portion of a larger 703,315 square foot regional mall located in Mary Esther, Florida.

THE BORROWER:

     o    The borrower, SRM-SPE, LLC, is a single-purpose, bankruptcy-remote entity with one independent director for which borrowers' legal counsel delivered a non-consolidation opinion at loan closing. The borrower principals are Daniel Friedman, David Schonberger and Anne
          Zahner which comprise the managing member, Radiant-SRM, LLC, which is wholly owned by Radiant Partners. Radiant Partners, formed in March
          2000, invests in real estate and real estate-related assets at all stages of development and redevelopment. Radiant Partner's principals represent a combined 60 years of real estate investment, management and development experience. Prior to the formation of Radiant
          Partners, the principals were the senior management team at First
          Union Real Estate Equity and Mortgage Investments, a public REIT, from
          November 1998 through March 2001. As of September 30, 2003 Radiant
          Partners' portfolio consisted of six properties with a market value of approximately $85 million.

THE PROPERTY:

     o    The collateral for the Santa Rosa Mall Mortgage Loan consists of a
          502,915 square foot portion of a larger 703,315 square foot regional mall located in Mary Esther, Florida. The Santa Rosa Mall Mortgaged
          Property was constructed in 1976 and remodeled in 2000 at a reported cost of approximately $8 million. The property is situated on 55.9 acres along the west side of Mary Esther Boulevard, a five-lane paved north-south thoroughfare connecting U.S. Highway 98 with Beal Parkway.

PROPERTY UPDATE:

     o    Recently, Hurricane Ivan moved through the Florida panhandle. The
          Santa Rosa Mall property manager reported that the property suffered only minor damage as a result of the hurricane. The damage included downed trees, damage to signage and HVAC roof vents.

PROPERTY MANAGEMENT:

     o    Jones Lang LaSalle Americas, Inc. ("Jones Lang LaSalle"), manages the property. Jones Lang LaSalle (NYSE: "JLL") is a publicly traded company which provides integrated real estate and investment management services from offices in more than 100 markets on five continents. Jones Lang LaSalle's services include space acquisition and disposition, facilities and property management, project and development management services, leasing, buying and selling properties, consulting and capital markets expertise. During 2002, the management division provided on-site property management services for office, retail, mixed-use and industrial properties totaling approximately 530 million square feet. Jones Lang LaSalle currently employs approximately 17,300 employees.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

     o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

     o    Mezzanine financing is allowed subject to an Intercreditor Agreement acceptable to the mortgagee and certain conditions including a maximum overall loan to value ratio of 71% inclusive of both the mezzanine loan and the then-outstanding principal balance of the Santa Rosa Mall
          Mortgage Loan adjusted for amortization.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       46

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                 SANTA ROSA MALL
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       47

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                        SUN COMMUNITIES - BUTTONWOOD BAY
--------------------------------------------------------------------------------

                               [PICTURE OMITTED]

                               [PICTURE OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       48

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                        SUN COMMUNITIES -- BUTTONWOOD BAY
--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS

SUN COMMUNITIES -- BUTTONWOOD BAY (CROSS-COLLATERALIZED WITH SUN COMMUNITIES --
MEADOWS, SUN COMMUNITIES -- PINE RIDGE AND SUN COMMUNITIES -- MAPLEWOOD)

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:            $21,984,005

 FIRST PAYMENT DATE:                    August 1, 2004

 TERM/AMORTIZATION:                     144/360 months

 INTEREST ONLY PERIOD:                  30 months

 MATURITY DATE:                         July 1, 2016

 EXPECTED MATURITY BALANCE:             $18,534,987

 BORROWING ENTITY:                      Sun Communities
                                        Acquisitions, LLC

 INTEREST CALCULATION:                  Actual/360

 CALL PROTECTION:                       Lockout/defeasance:
                                        138 payments
                                        Open: 6 payments

 ONGOING MONTHLY RESERVES:

  REPLACEMENT RESERVE(1):               Springing

  TAX/INSURANCE RESERVE(1):             Springing

 LOCKBOX:                               Springing
--------------------------------------------------------------------------------
(1)   Replacement and Tax/Insurance reserves spring if the DSCR for the
      Property and Crossed Property for the immediately preceding 3-month period is less than 1.10x to 1.00x and continue until the DSCR for the preceding 6-month period is not less than 1.10x to 1.00x.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                $21,984,005

 CUT-OFF DATE LTV:                    79.1%

 MATURITY DATE LTV:                   66.7%

 UNDERWRITTEN DSCR*:                  1.20x

 MORTGAGE RATE:                       5.320%

 *     DSCR figures based on net cash flow unless otherwise noted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                        Manufactured Housing

 PROPERTY SUB-TYPE:                    Manufactured Housing

 LOCATION:                             Sebring, FL

 YEAR BUILT/RENOVATED:                 1984/NA

 PADS:                                 962

 CUT-OFF BALANCE PER PAD:              $22,852

 OCCUPANCY AS OF 5/31/04:              100.0%

 OWNERSHIP INTEREST:                   Fee

 PROPERTY MANAGEMENT:                  Borrower/Owner
                                       Managed

 U/W NET CASH FLOW:                    $1,761,860

 APPRAISED VALUE:                      $27,800,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                      ANNUALIZED
                                                     MOST RECENT      FULL YEAR
                                     UNDERWRITTEN     (5/31/04)       (12/31/03)
                                     ------------     ---------       ----------
 EFFECTIVE GROSS INCOME ...........  $ 2,900,135     $ 3,282,032     $ 2,794,226
 TOTAL EXPENSES ...................  $ 1,091,125     $ 1,146,933     $   911,308
 NET OPERATING INCOME (NOI) .......  $ 1,809,010     $ 2,135,099     $ 1,882,918
 CASH FLOW (CF) ...................  $ 1,761,860     $ 2,135,099     $ 1,882,918
 DSCR ON NOI ......................        1.23x           1.45x           1.28x
 DSCR ON CF .......................        1.20x           1.45x           1.28x
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       49

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                        SUN COMMUNITIES -- BUTTONWOOD BAY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOANS:

o    The "Sun Communities Portfolio Loans" consist of the following Mortgage
     Loans which are secured by manufactured housing community properties (each a "Sun Communities Portfolio Property") owned by affiliates of Sun
     Communities Operating Limited Partnership ("SCOLP"): "Sun Communities --
     Buttonwood Bay", "Sun Communities -- Maplewood", "Sun Communities --
     Meadows", "Sun Communities -- Pine Ridge", "Sun Communities Portfolio 2",
     "Sun Communities Portfolio 12" and "Sun Communities -- Catalina". The Sun
     Communities -- Buttonwood Bay Loan is secured by a first mortgage on a
     962-pad manufactured housing community located in Sebring, Florida and has a Cut-off Date Balance of $21,984,005. The Sun Communities -- Maplewood
     Loan is secured by a first mortgage on a 207-pad manufactured housing community located in Lawrence, Indiana and has a Cut-off Date Balance of
     $4,640,000. The Sun Communities -- Meadows Loan is secured by a first mortgage on a 330-pad manufactured housing community located in Nappanee,
     Indiana and has a Cut-off Date Balance of $7,360,000. The Sun Communities
     -- Pine Ridge Loan is secured by a first mortgage on a 245-pad manufactured housing community located in Prince George, Virginia and has a Cut-off Date
     Balance of $6,000,000. The Sun Communities Portfolio 2 Loan is secured by a first mortgage on manufactured housing community properties located in
     Burton, Michigan, Lancaster, Pennsylvania, Richmond, Michigan and Fort
     Myers, Florida consisting of 1,305 pads and has a Cut-off Date Balance of
     $34,910,525. The Sun Communities Portfolio 12 Loan is secured by a first mortgage on manufactured housing community properties located in Grand
     Rapids, Michigan, Webberville, Michigan and Tampa, Florida consisting of
     852 pads and has a Cut-off Date Balance of $25,563,188. The Sun Communities
     -- Catalina Loan is secured by a first mortgage on a 462-pad manufactured housing community located in Middletown, Ohio and has a Cut-off Date
     Balance of $9,593,686.

o    Sun Communities -- Buttonwood Bay, Sun Communities -- Maplewood, Sun
     Communities -- Meadows and Sun Communities -- Pine Ridge are
     cross-collateralized and cross-defaulted. Sun Communities Portfolio 12 and
     Sun Communities -- Catalina are cross-collateralized and cross-defaulted.
     Sun Communities Portfolio 2 is not cross-collateralized or cross-defaulted with any other Sun Communities Portfolio Loan.

THE BORROWERS:

o    Each of the loans in the Sun Communities Portfolio feature separate borrowers (collectively, the "Sun Communities Portfolio Borrowers"). Each
     Sun Communities Portfolio Borrower is a Michigan limited liability company or a limited partnership that is a single-purpose, bankruptcy-remote entity and features two independent directors. In addition, each Sun Communities
     Portfolio Borrower's legal counsel delivered a non-consolidation opinion at the closing of the related Sun Communities Portfolio Loan.

o    Sun Communities, Inc., (NYSE: "SUI") a Maryland corporation ("Sun"), is a fully integrated, self-administered and self-managed REIT, which owns, operates and develops manufactured housing communities concentrated in the midwestern and southeastern United States. Sun, together with affiliates and predecessors, has been in the business since 1975. Structured as an umbrella partnership REIT, or UPREIT, Sun is the sole general partner and holder of approximately 75% of the partnership interests in SCOLP, the
     Borrower Principal and the entity through which Sun conducts substantially all of their operations, and which owns, either directly or indirectly through subsidiaries, all of the assets.

o    As of December 31, 2003, the REIT owned and operated a portfolio of 127 properties located in 17 states, consisting of 115 manufactured housing communities, five recreational vehicle communities and seven properties containing both manufactured housing and recreational vehicle sites. As of
     December 31, 2003, the Sun Communities Portfolio Properties contained an aggregate of 43,875 developed sites comprised of 38,797 developed manufactured housing sites and 5,078 recreational vehicle sites, plus an additional 6,756 manufactured housing sites suitable for development.

THE PROPERTIES:

o    The collateral for each Sun Communities Portfolio Loan generally consists of the fee simple interest in the related Sun Communities Portfolio
     Property. Each Sun Communities Portfolio Property features certain amenities, which generally include clubhouses, swimming pools, basketball courts, volleyball courts, children's playgrounds and shuffleboard courts.
     Certain of the Sun Communities Portfolio Loan's mortgaged properties feature access to public water and/or sewer service while the remainder have private wells and/or septic systems as applicable.

o    Each Sun Communities Portfolio Borrower is generally required at its sole cost and expense to keep the related Sun Communities Portfolio Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       50

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                        SUN COMMUNITIES -- BUTTONWOOD BAY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
PROPERTY MANAGEMENT:

o    Each Sun Communities Portfolio Property is self-managed by its related Sun
     Communities Portfolio Borrower. SCOLP, through its subsidiaries, currently manages 43,875 developed sites comprised of 38,797 developed manufactured housing sites and 5,078 recreational vehicle sites, plus an additional
     6,756 manufactured housing sites suitable for development.

     Each Sun Communities Portfolio Borrower neither receives nor pays any management fee or other compensation in connection with the management of the Sun Communities Portfolio Properties and none are subject to a formal management agreement. In the event any Sun Communities Portfolio Borrower elects to have the properties managed by a property manager, whether or not affiliated with the Sun Communities Portfolio Borrower, such property manager (if not affiliated with the Sun Communities Portfolio Borrower)
     shall be a qualified manager approved by the mortgagee, and the Sun
     Communities Portfolio Borrower shall enter into an acceptable management agreement and subordination thereof that conforms to the mortgagee's standards.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not allowed.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       51

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                        SUN COMMUNITIES - BUTTONWOOD BAY
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       52

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                            SUN COMMUNITIES - MEADOWS
--------------------------------------------------------------------------------

                               [PICTURE OMITTED]

                               [PICTURE OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       53

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                           SUN COMMUNITIES -- MEADOWS
--------------------------------------------------------------------------------

                          SIGNIFICANT MORTGAGE LOANS

SUN COMMUNITIES -- MEADOWS (CROSS-COLLATERALIZED WITH SUN COMMUNITIES --
BUTTONWOOD BAY, SUN COMMUNITIES -- PINE RIDGE AND SUN COMMUNITIES -- MAPLEWOOD)

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:            $7,360,000

 FIRST PAYMENT DATE:                    August 1, 2004

 TERM/AMORTIZATION:                     144/360 months

 INTEREST ONLY PERIOD:                  30 months

 MATURITY DATE:                         July 1, 2016

 EXPECTED MATURITY BALANCE:             $6,205,308

 BORROWING ENTITY:                      Sun Pool 1 LLC

 INTEREST CALCULATION:                  Actual/360

 CALL PROTECTION:                       Lockout/defeasance:
                                        138 payments
                                        Open: 6 payments

 ONGOING MONTHLY RESERVES:

  REPLACEMENT RESERVE(1):               Springing

  TAX/INSURANCE RESERVE(1):             Springing

 LOCKBOX:                               Springing
--------------------------------------------------------------------------------

(1)   Replacement and Tax/Insurance reserves spring if the DSCR for the
      Property and Crossed Property for the immediately preceding 3-month period is less than 1.10x to 1.00x and continue until the DSCR for the preceding 6-month period is not less than 1.10x to 1.00x.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                 $7,360,000

 CUT-OFF DATE LTV:                     80.0%

 MATURITY DATE LTV:                    67.4%

 UNDERWRITTEN DSCR*:                   1.39x

 MORTGAGE RATE:                        5.320%

 *     DSCR figures based on net cash flow unless otherwise noted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                       Manufactured Housing

 PROPERTY SUB-TYPE:                   Manufactured Housing

 LOCATION:                            Nappanee, IN

 YEAR BUILT/RENOVATED:                1967/1989

 PADS:                                330

 CUT-OFF BALANCE PER PAD:             $22,303

 OCCUPANCY AS OF 5/31/04:             81.4%

 OWNERSHIP INTEREST:                  Fee

 PROPERTY MANAGEMENT:                 Borrower/Owner
                                      Managed

 U/W NET CASH FLOW:                   $682,192

 APPRAISED VALUE:                     $9,200,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                       ANNUALIZED
                                                      MOST RECENT     FULL YEAR
                                       UNDERWRITTEN    (5/31/04)      (12/31/03)
                                       ------------    ---------      ----------
 EFFECTIVE GROSS INCOME .............  $ 1,054,783     $ 997,669     $ 1,017,407
 TOTAL EXPENSES .....................  $   355,891     $ 280,401     $   286,525
 NET OPERATING INCOME (NOI) .........  $   698,892     $ 717,269     $   730,882
 CASH FLOW (CF) .....................  $   682,192     $ 717,269     $   730,882
 DSCR ON NOI ........................        1.42x         1.46x           1.49x
 DSCR ON CF .........................        1.39x         1.46x           1.49x
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       54

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                            SUN COMMUNITIES - MEADOWS
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       55

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                          SUN COMMUNITIES - PINE RIDGE
--------------------------------------------------------------------------------

                               [PICTURE OMITTED]

                               [PICTURE OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       56

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                          SUN COMMUNITIES -- PINE RIDGE
--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS

SUN COMMUNITIES -- PINE RIDGE (CROSS-COLLATERALIZED WITH SUN COMMUNITIES --
BUTTONWOOD BAY, SUN COMMUNITIES -- MEADOWS AND SUN COMMUNITIES -- MAPLEWOOD)

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:              $6,000,000

 FIRST PAYMENT DATE:                      August 1, 2004

 TERM/AMORTIZATION:                       144/360 months

 INTEREST ONLY PERIOD:                    30 months

 MATURITY DATE:                           July 1, 2016

 EXPECTED MATURITY BALANCE:               $5,058,674

 BORROWING ENTITY:                        Sun Pool 1 LLC

 INTEREST CALCULATION:                    Actual/360

 CALL PROTECTION:                         Lockout/defeasance:
                                          138 payments
                                          Open: 6 payments

 ONGOING MONTHLY RESERVES:

  REPLACEMENT RESERVE(1):                 Springing

  TAX/INSURANCE RESERVE(1):               Springing

 LOCKBOX:                                 Springing
--------------------------------------------------------------------------------

(1)   Replacement and Tax/Insurance reserves spring if the DSCR for the
      Property and Crossed Property for the immediately preceding 3-month period is less than 1.10x to 1.00x and continue until the DSCR for the preceding 6-month period is not less than 1.10x to 1.00x.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                $6,000,000

 CUT-OFF DATE LTV:                    80.0%

 MATURITY DATE LTV:                   67.4%

 UNDERWRITTEN DSCR*:                  1.49x

 MORTGAGE RATE:                       5.320%

 *     DSCR figures based on net cash flow unless otherwise noted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                         Manufactured Housing

 PROPERTY SUB-TYPE:                     Manufactured Housing

 LOCATION:                              Prince George, VA

 YEAR BUILT/RENOVATED:                  1965/NA

 PADS:                                  245

 CUT-OFF BALANCE PER PAD:               $24,490

 OCCUPANCY AS OF 5/31/04:               93.5%

 OWNERSHIP INTEREST:                    Fee

 PROPERTY MANAGEMENT:                   Borrower/Owner
                                        Managed

 U/W NET CASH FLOW:                     $597,587

 APPRAISED VALUE:                       $7,500,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                       ANNUALIZED
                                                      MOST RECENT    FULL YEAR
                                       UNDERWRITTEN    (5/31/04)     (12/31/03)
                                       ------------    ---------     ----------
 EFFECTIVE GROSS INCOME .............   $ 933,029      $ 909,493     $ 908,318
 TOTAL EXPENSES .....................   $ 323,192      $ 266,965     $ 340,839
 NET OPERATING INCOME (NOI) .........   $ 609,837      $ 642,529     $ 567,479
 CASH FLOW (CF) .....................   $ 597,587      $ 642,529     $ 567,479
 DSCR ON NOI ........................       1.52x          1.60x         1.42x
 DSCR ON CF .........................       1.49x          1.60x         1.42x
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       57

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                          SUN COMMUNITIES - PINE RIDGE
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       58

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                           SUN COMMUNITIES - MAPLEWOOD
--------------------------------------------------------------------------------

[PICTURE OMITTED]                       [PICTURE OMITTED]

[PICTURE OMITTED]                       [PICTURE OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       59

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                          SUN COMMUNITIES -- MAPLEWOOD
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

SUN COMMUNITIES -- MAPLEWOOD (CROSS-COLLATERALIZED WITH SUN COMMUNITIES --
BUTTONWOOD BAY, SUN COMMUNITIES -- MEADOWS AND SUN COMMUNITIES -- PINE RIDGE)

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:             $4,640,000

 FIRST PAYMENT DATE:                     August 1, 2004

 TERM/AMORTIZATION:                      144/360 months

 INTEREST ONLY PERIOD:                   30 months

 MATURITY DATE:                          July 1, 2016

 EXPECTED MATURITY BALANCE:              $3,912,042

 BORROWING ENTITY:                       Sun Pool 1 LLC

 INTEREST CALCULATION:                   Actual/360

 CALL PROTECTION:                        Lockout/defeasance:
                                         138 payments
                                         Open: 6 payments

 ONGOING MONTHLY RESERVES:

  REPLACEMENT RESERVE(1):                Springing

  TAX/INSURANCE RESERVE(1):              Springing

 LOCKBOX:                                Springing
--------------------------------------------------------------------------------

(1)   Replacement and Tax/Insurance reserves spring if the DSCR for the
      Property and Crossed Property for the immediately preceding 3-month period is less than 1.10x to 1.00x and continue until the DSCR for the preceding 6-month period is not less than 1.10x to 1.00x.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                 $4,640,000

 CUT-OFF DATE LTV:                     80.0%

 MATURITY DATE LTV:                    67.4%

 UNDERWRITTEN DSCR*:                   1.30x

 MORTGAGE RATE:                        5.320%

 *     DSCR figures based on net cash flow unless otherwise noted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                       Manufactured Housing

 PROPERTY SUB-TYPE:                   Manufactured Housing

 LOCATION:                            Lawrence, IN

 YEAR BUILT/RENOVATED:                1967/NA

 PADS:                                207

 CUT-OFF BALANCE PER PAD:             $22,415

 OCCUPANCY AS OF 5/31/04:             87.9%

 OWNERSHIP INTEREST:                  Fee

 PROPERTY MANAGEMENT:                 Borrower/Owner
                                      Managed

 U/W NET CASH FLOW:                   $403,713

 APPRAISED VALUE:                     $5,800,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                       ANNUALIZED
                                                      MOST RECENT    FULL YEAR
                                       UNDERWRITTEN    (5/31/04)     (12/31/03)
                                       ------------    ---------     ----------
 EFFECTIVE GROSS INCOME .............   $ 712,353      $ 682,864     $ 712,233
 TOTAL EXPENSES .....................   $ 298,290      $ 278,909     $ 236,577
 NET OPERATING INCOME (NOI) .........   $ 414,063      $ 403,955     $ 475,656
 CASH FLOW (CF) .....................   $ 403,713      $ 403,955     $ 475,656
 DSCR ON NOI ........................       1.34x          1.30x         1.53x
 DSCR ON CF .........................       1.30x          1.30x         1.53x
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       60

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                           SUN COMMUNITIES - MAPLEWOOD
--------------------------------------------------------------------------------

                               [PICTURE OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       61

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                         SUN COMMUNITIES - PORTFOLIO 12
--------------------------------------------------------------------------------

[PICTURE OMITTED]                       [PICTURE OMITTED]

[PICTURE OMITTED]                       [PICTURE OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       62

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                         SUN COMMUNITIES -- PORTFOLIO 12
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

SUN COMMUNITIES -- PORTFOLIO 12 (CROSS-COLLATERIZED WITH SUN COMMUNITIES --
CATALINA)

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:           $25,563,188

 FIRST PAYMENT DATE:                   August 1, 2004

 TERM/AMORTIZATION:                    144/360 months

 INTEREST ONLY PERIOD:                 30 months

 MATURITY DATE:                        July 1, 2016

 EXPECTED MATURITY BALANCE:            $21,552,641

 BORROWING ENTITY:                     Aspen-Brentwood Project, LLC,
                                       Aspen-Grand Project, LLC,
                                       Sun Pool 12 LLC and
                                       Sun Meadowbrook FL LLC

 INTEREST CALCULATION:                 Actual/360

 CALL PROTECTION:                      Lockout/defeasance:
                                       138 payments
                                       Open: 6 payments

 ONGOING MONTHLY RESERVES:

  REPLACEMENT RESERVE(1):              Springing

  TAX/INSURANCE RESERVE(1):            Springing

 LOCKBOX:                              Springing
--------------------------------------------------------------------------------

(1)  Replacement and Tax/Insurance reserves spring if the DSCR for the Property and Crossed Property for the immediately preceding 3-month period is less than 1.10x to 1.00x and continue until the DSCR for the preceding 6-month period is not less than 1.10x to 1.00x.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                 $25,563,188

 CUT-OFF DATE LTV:                     78.8%

 MATURITY DATE LTV:                    66.5%

 UNDERWRITTEN DSCR*:                   1.32x

 MORTGAGE RATE:                        5.320%

 *     DSCR figures based on net cash flow unless otherwise noted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                    Manufactured Housing

 PROPERTY SUB-TYPE:                Manufactured Housing

 LOCATION:                         Florida and Michigan

 YEAR BUILT/RENOVATED:             Meadowbrook Village    1985/NA
                                   Grand Village          1962/1988
                                   Brentwood Village      1972/NA
                                   Hamlin                 1968/2003

 PADS:                             852

 CUT-OFF BALANCE PER PAD:          $30,004

 OCCUPANCY AS OF
   5/31/04:                        Meadowbrook Village    99.6%
                                   Grand Village          88.3%
                                   Brentwood Village      95.9%
                                   Hamlin                 91.8%

 OWNERSHIP INTEREST:               Fee

 PROPERTY MANAGEMENT:              Borrower/Owner
                                   Managed

 U/W NET CASH FLOW:                $2,254,561

 APPRAISED VALUE:                  $32,425,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                       ANNUALIZED
                                                      MOST RECENT     FULL YEAR
                                       UNDERWRITTEN    (5/31/04)      (12/31/03)
 EFFECTIVE GROSS INCOME .............  $ 3,661,436    $ 3,627,066    $ 3,556,448
 TOTAL EXPENSES .....................  $ 1,364,275    $ 1,117,098    $ 1,034,692
 NET OPERATING INCOME (NOI) .........  $ 2,297,161    $ 2,509,968    $ 2,521,756
 CASH FLOW (CF) .....................  $ 2,254,561    $ 2,509,968    $ 2,521,756
 DSCR ON NOI ........................        1.35x          1.47x          1.48x
 DSCR ON CF .........................        1.32x          1.47x          1.48x
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       63

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                         SUN COMMUNITIES - PORTFOLIO 12
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       64

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                           SUN COMMUNITIES - CATALINA
--------------------------------------------------------------------------------

                               [PICTURE OMITTED]

[PICTURE OMITTED]                       [PICTURE OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       65

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                           SUN COMMUNITIES -- CATALINA
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

SUN COMMUNITIES -- CATALINA (CROSS COLLATERALIZED WITH SUN COMMUNITIES --
PORTFOLIO 12)

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:             $9,593,686

 FIRST PAYMENT DATE:                     August 1, 2004

 TERM/AMORTIZATION:                      144/360 months

 INTEREST ONLY PERIOD:                   30 months

 MATURITY DATE:                          July 1, 2016

 EXPECTED MATURITY BALANCE:              $8,088,556

 BORROWING ENTITY:                       Sun Pool 12 LLC

 INTEREST CALCULATION:                   Actual/360

 CALL PROTECTION:                        Lockout/defeasance:
                                         138 payments
                                         Open: 6 payments

 ONGOING MONTHLY RESERVES:

  REPLACEMENT RESERVE(1):                Springing

  TAX/INSURANCE RESERVE(1):              Springing

 LOCKBOX:                                Springing
--------------------------------------------------------------------------------

(1)   Replacement and Tax/Insurance reserves spring if the DSCR for the
      Property and Crossed Property for the immediately preceding 3-month period is less than 1.10x to 1.00x and continue until the DSCR for the preceding 6-month period is not less than 1.10x to 1.00x.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                 $9,593,686

 CUT-OFF DATE LTV:                     78.0%

 MATURITY DATE LTV:                    65.8%

 UNDERWRITTEN DSCR*:                   1.20x

 MORTGAGE RATE:                        5.320%

 *     DSCR figures based on net cash flow unless otherwise noted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                         Manufactured Housing

 PROPERTY SUB-TYPE:                     Manufactured Housing

 LOCATION:                              Middletown, OH

 YEAR BUILT/RENOVATED:                  1967/NA

 PADS:                                  462

 CUT-OFF BALANCE PER PAD:               $20,766

 OCCUPANCY AS OF 5/31/04:               76.0%

 OWNERSHIP INTEREST:                    Fee

 PROPERTY MANAGEMENT:                   Borrower/Owner
                                        Managed

 U/W NET CASH FLOW:                     $768,865

 APPRAISED VALUE:                       $12,300,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                       ANNUALIZED
                                                      MOST RECENT     FULL YEAR
                                       UNDERWRITTEN    (5/31/04)      (12/31/03)
 EFFECTIVE GROSS INCOME .............  $ 1,257,911    $ 1,273,788    $ 1,323,556
 TOTAL EXPENSES .....................  $   465,946    $   261,786    $   305,899
 NET OPERATING INCOME (NOI) .........  $   791,965    $ 1,012,001    $ 1,017,657
 CASH FLOW (CF) .....................  $   768,865    $ 1,012,001    $ 1,017,657
 DSCR ON NOI ........................        1.24x          1.58x          1.59x
 DSCR ON CF .........................        1.20x          1.58x          1.59x
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       66

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                           SUN COMMUNITIES - CATALINA
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       67

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                          SUN COMMUNITIES - PORTFOLIO 2
--------------------------------------------------------------------------------

[PICTURE OMITTED]                            [PICTURE OMITTED]

                               [PICTURE OMITTED]

[PICTURE OMITTED]                            [PICTURE OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       68

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                         SUN COMMUNITIES -- PORTFOLIO 2
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

SUN COMMUNITIES -- PORTFOLIO 2

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:              $34,910,525

 FIRST PAYMENT DATE:                      August 1, 2004

 TERM/AMORTIZATION:                       84/360 months

 INTEREST ONLY PERIOD:                    24 months

 MATURITY DATE:                           July 1, 2011

 EXPECTED MATURITY BALANCE:               $32,217,030

 BORROWING ENTITY:                        Sun/York L.L.C.,
                                          Sun Groves LLC,
                                          Sun Pheasant Ridge
                                          Limited Partnership
                                          and Sun Richmond LLC

 INTEREST CALCULATION:                    Actual/360

 CALL PROTECTION:                         Lockout/defeasance:
                                          78 payments
                                          Open: 6 payments

 ONGOING MONTHLY RESERVES:

  REPLACEMENT RESERVE(1):                 Springing

  TAX/INSURANCE RESERVE(1):               Springing

 LOCKBOX:                                 Springing
--------------------------------------------------------------------------------

(1)   Replacement and Tax/Insurance reserves spring if the DSCR for the
      Property and Crossed Property for the immediately preceding 3-month period is less than 1.10x to 1.00x and continue until the DSCR for the preceding 6-month period is not less than 1.10x to 1.00x.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                   $34,910,525

 CUT-OFF DATE LTV:                       77.4%

 MATURITY DATE LTV:                      71.4%

 UNDERWRITTEN DSCR*:                     1.28x

 MORTGAGE RATE:                          4.931%

 *     DSCR figures based on net cash flow unless otherwise noted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                       Manufactured Housing

 PROPERTY SUB-TYPE:                   Manufactured Housing

 LOCATION:                            Florida, Michigan and
                                      Pennsylvania

 YEAR BUILT/RENOVATED:                Pheasant Ridge       1987/NA
                                      Creekwood Meadows    1996/1999
                                      Groves               1974/1999
                                      Richmond Place       1971/NA

 PADS:                                1,305

 CUT-OFF BALANCE PER PAD:             $26,751

 OCCUPANCY AS OF
   5/31/04:                           Pheasant Ridge       100.0%
                                      Creekwood Meadows    80.1%
                                      Groves               99.2%
                                      Richmond Place       98.3%

 OWNERSHIP INTEREST:                  Fee

 PROPERTY MANAGEMENT:                 Borrower/Owner
                                      Managed

 U/W NET CASH FLOW:                   $2,854,680

 APPRAISED VALUE:                     $45,100,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                      ANNUALIZED
                                                     MOST RECENT      FULL YEAR
                                     UNDERWRITTEN     (5/31/04)       (12/31/03)
                                     ------------     ---------       ----------
 EFFECTIVE GROSS INCOME ...........  $ 5,299,594     $ 6,014,637     $ 5,234,338
 TOTAL EXPENSES ...................  $ 2,379,664     $ 2,363,262     $ 2,233,363
 NET OPERATING INCOME (NOI) .......  $ 2,919,930     $ 3,651,375     $ 3,000,975
 CASH FLOW (CF) ...................  $ 2,854,680     $ 3,651,375     $ 3,000,975
 DSCR ON NOI ......................        1.31x           1.64x           1.35x
 DSCR ON CF .......................        1.28x           1.64x           1.35x
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       69

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                          SUN COMMUNITIES - PORTFOLIO 2
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       70

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                NORTHPOINTE PLAZA
--------------------------------------------------------------------------------

                               [PICTURE OMITTED]

[PICTURE OMITTED]                            [PICTURE OMITTED]

                               [PICTURE OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       71

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                NORTHPOINTE PLAZA
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

NORTHPOINTE PLAZA

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:                $30,850,000

 FIRST PAYMENT DATE:                        August 1, 2004

 TERM/AMORTIZATION:                         60/0 months

 INTEREST ONLY PERIOD:                      60 months

 MATURITY DATE:                             July 1, 2009

 EXPECTED MATURITY BALANCE:                 $30,850,000

 BORROWING ENTITY:                          Inland Western Spokane
                                            Northpointe, L.L.C.

 INTEREST CALCULATION:                      30/360

 CALL PROTECTION:                           Lockout: 35 payments
                                            GRTR 1% PPMT or Yield
                                            Maintenance: 23 payments
                                            Open: 2 payments

 ONGOING RESERVES:

   TAX/INSURANCE RESERVE(1):                Springing

   REPLACEMENT RESERVE(2):                  Springing

 LOCKBOX:                                   Springing
--------------------------------------------------------------------------------

(1)  Taxes/Insurance reserves spring if the borrower fails to provide evidence of payment.

(2)  Replacement reserves spring if the borrower fails to maintain property.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                     $30,850,000

 SHADOW RATING (S&P/FITCH):                BBB-/BBB-

 CUT-OFF DATE LTV:                         54.6%

 MATURITY DATE LTV:                        54.6%

 UNDERWRITTEN DSCR*:                       2.97x

 MORTGAGE RATE:                            4.285%

 *     DSCR figures based on net cash flow unless otherwise noted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                           Retail

 PROPERTY SUB-TYPE:                       Anchored

 LOCATION:                                Spokane, WA

 YEAR BUILT/RENOVATED:                    1990/2002

 NET RENTABLE SQUARE FEET:                360,830

 CUT-OFF BALANCE PER SF:                  $86

 OCCUPANCY AS OF 6/30/04:                 98.8%

 OWNERSHIP INTEREST:                      Fee

 PROPERTY MANAGEMENT:                     Inland Northwest
                                          Management Corp.

 U/W NET CASH FLOW:                       $3,921,477

 APPRAISED VALUE:                         $56,500,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       72

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                NORTHPOINTE PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                      FULL YEAR       FULL YEAR
                                      UNDERWRITTEN    (12/31/03)      (12/31/02)
                                      ------------    ----------      ----------
 EFFECTIVE GROSS INCOME ............. $ 5,614,930    $ 5,733,483     $ 5,317,485
 TOTAL EXPENSES ..................... $ 1,551,323    $ 1,598,658     $ 1,696,481
 NET OPERATING INCOME (NOI) ......... $ 4,063,607    $ 4,134,825     $ 3,621,004
 CASH FLOW (CF) ..................... $ 3,921,477    $ 4,134,825     $ 3,281,004
 DSCR ON NOI ........................       3.07x          3.13x           2.74x
 DSCR ON CF .........................       2.97x          3.13x           2.48x
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                   TENANT INFORMATION
-------------------------------------------------------------------------------------------------------------------------
                            RATINGS       TENANT      % TOTAL                   POTENTIAL      % POTENTIAL       LEASE
TOP TENANTS+               S&P/FITCH     TOTAL SF        SF       RENT PSF         RENT            RENT        EXPIRATION
------------               ---------     --------        --       --------         ----            ----        ----------

 Safeway ..............     BBB/BBB       47,000        13.0%    $   8.19      $  384,837           8.6%       11/1/2010
 Gart Sports ..........    Not Rated      45,658        12.7     $  11.56         527,592          11.8        1/31/2013
 Best Buy .............     BBB-/BBB      45,000        12.5     $   7.88         354,700           7.9        1/31/2017
                                          ------        ----                   ----------          ----
 Totals ...............                  137,658        38.2%                  $1,267,129          28.3%
-------------------------------------------------------------------------------------------------------------------------

+    Information obtained from Underwritten Rent Roll except for Ratings
     (S&P/Fitch) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

----------------------------------------------------------------------------------------------------
                                      LEASE ROLLOVER SCHEDULE+
----------------------------------------------------------------------------------------------------
                           NUMBER OF      EXPIRING   % TOTAL   CUMULATIVE   CUMULATIVE    BASE RENT
YEAR OF EXPIRATION++    LEASES EXPIRING      SF         SF      TOTAL SF    % TOTAL SF     EXPIRING
--------------------    ---------------      --         --      --------    ----------     --------

 MTM .................          1             517       0.1%         517         0.1%    $       --
 2004 ................          1           7,500       2.1        8,017         2.2%    $  141,450
 2005 ................          2           5,756       1.6       13,773         3.8%    $   87,209
 2006 ................          7          43,532      12.1       57,305        15.9%    $  439,764
 2007 ................          3          20,840       5.8       78,145        21.7%    $  269,480
 2008 ................          1           1,250       0.3       79,395        22.0%    $   37,405
 2009 ................          2           6,000       1.7       85,395        23.7%    $   97,500
 2010 ................          1          47,000      13.0      132,395        36.7%    $  384,837
 2011 ................          2           7,389       2.0      139,784        38.7%    $  135,869
 2013 ................          5         112,636      31.2      252,420        70.0%    $1,435,483
 2015 ................          1          36,554      10.1      288,974        80.1%    $  448,518
 2017 ................          1          45,000      12.5      333,974        92.6%    $  354,700
 2018 ................          1          22,631       6.3      356,605        98.8%    $  178,785
 Vacant ..............                      4,225       1.2      360,830       100.0%
                               --         -------     -----
 TOTAL ...............         28         360,830     100.0%
----------------------------------------------------------------------------------------------------

+    Schedule above excludes Safeway Gas & Bar, Red Robin Restaurant, Taco Bell and Applebee's pad sites as no square footage is attributed to them.

++   Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       73

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                NORTHPOINTE PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The Northpointe Plaza Mortgaged Property is a grocery anchored retail center
98.8% leased (on total gross leasable area) by a mix of national, regional and local tenants. The Northpointe Plaza Mortgaged Property is anchored by Safeway,
Gart Sports, Best Buy, Linens 'n Things, Petsmart, Staples, TJ Maxx and Borders
Books. Outparcels include Pier One, Hollywood Video and Applebee's Neighborhood
Grill & Bar. A 101,900 square foot Target shadow anchor is located in the middle of the center and is not part of the collateral. Of the total gross leaseable area, approximately 42% of the gross leasable area is leased to investment grade rated tenants.

The three largest tenants of the Northpointe Plaza Mortgaged Property, representing 38.2% of total net rentable area are:

o    Safeway Inc. ("Safeway") (Rated "BBB" by S&P and "BBB" by Fitch), a
     publicly traded grocery store, occupies 47,000 square feet (13.0%) on a
     20-year lease expiring in November 2010 with seven 5-year renewal options.
     Safeway operates as a food and drug retailer in North America, with 1,817 stores as of January 3, 2004. Its United States retail operations are located principally in California, Oregon, Washington, Alaska, Colorado,
     Arizona, Texas, the Chicago metropolitan area and the Mid-Atlantic region.
     The Canadian retail operations are located principally in British Columbia,
     Alberta and Manitoba/Saskatchewan. In support of its retail operations,
     Safeway has distribution, manufacturing and food processing facilities.
     Safeway's average store size is approximately 45,000 square feet. A majority of its stores offer a selection of food and general merchandise and feature a variety of specialty departments, such as bakery, delicatessen, floral, pharmacy, Starbucks coffee shops and adjacent fuel centers. For the fiscal year ended January 3, 2004, Safeway reported total sales of approximately $36 million with total reported assets of approximately $15 billion and shareholders' equity of approximately $4 billion.

o    Gart Sports Company ("Gart Sports"), occupies 45,658 square feet (12.7%) on a 15-year lease expiring in January 2013 with two 5-year extension options.
     On August 4, 2003, The Sports Authority, Inc. and Gart Sports sporting goods retailers completed a merger that created the nation's largest full-line sporting goods chain. The combined company, known as The Sports
     Authority, Inc., is headquartered in Englewood, Colorado and trades on the
     NYSE under the symbol "TSA". It operates approximately 385 stores in 45 states. The Sports Authority, Inc. employs approximately 17,000 people and posted revenues of approximately $1.8 billion in 2003.

     The Sports Authority, Inc. opened its first store in November 1987 in Fort
     Lauderdale, Florida. At the time of its merger with Gart Sports, The Sports
     Authority, Inc. had 205 stores in 33 states. Gart Sports was established in
     1928 in Denver, Colorado. In addition to its Gart Sports locations, the company operated stores under the Sportmart and Oshman's brand names. At the time of the merger with The Sports Authority, Inc. Gart Sports operated
     182 stores in 25 states.

o    Best Buy Co., Inc. ("Best Buy") (Rated "BBB-" by S&P and "BBB" by Fitch),
     occupies 45,000 square feet (12.5%) on a 16-year lease expiring in January
     2017 with three 5-year renewal options. Best Buy is a specialty retailer of consumer electronics, home office equipment, entertainment software and appliances. The company operates retail stores and commercial websites as part of continuing operations under the brand names Best Buy (BestBuy.com),
     Future Shop (FutureShop.ca), Magnolia Audio Video (magnoliaav.com) and Geek
     Squad (geeksquad.com). U.S. Best Buy stores offer a variety of consumer electronics, home office equipment, entertainment software and appliances, and operate approximately 600 stores in 48 states. Magnolia Audio Video is a retailer of audio and video products. The company had 22 stores in
     Washington, Oregon and California as of February 28, 2004. For the fiscal year ended February 28, 2004, Best Buy reported revenues of approximately
     $24.5 billion and net income of approximately $705 million with total reported assets of approximately $8.7 billion and shareholders' equity of approximately $3.4 billion.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       74

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                NORTHPOINTE PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o    The Northpointe Plaza Mortgage Loan is secured by a first mortgage on a
     360,830 square foot grocery anchored retail center located in Spokane,
     Washington.

THE BORROWER:

o    The borrower, Inland Western Spokane Northpointe, L.L.C., a Delaware
     limited liability company, is a single-purpose, bankruptcy-remote entity with at least one independent manager for which the borrowers' legal counsel delivered a non-consolidation opinion at loan closing.

o    The sponsor of the borrower is Inland Western Retail Real Estate Trust,
     Inc. (IWRRETI, or IWEST), a real estate investment trust (REIT) that was incorporated in Maryland in March of 2003 to acquire and manage retail centers, principally multi-tenant shopping centers. The portfolio consists predominantly of grocery and discount store anchored retail centers, including net lease retail centers. As of June 30, 2004, IWRRETI had shareholder's equity of over $740 million and owned a portfolio of 42 properties located in California, Colorado, Connecticut, Georgia, Illinois,
     Indiana, Maryland, Michigan, Nevada, New Mexico, North Carolina, Oklahoma,
     South Carolina, Texas, Utah and Washington, containing an aggregate of approximately 7,143,674 square feet of gross leasable area of which approximately 92% of gross leasable area was physically leased.

THE PROPERTY:

o    The Northpointe Plaza Northpointe Plaza Mortgaged Property consists of a
     360,830 square foot grocery anchored power center in Spokane, Washington.
     The property is situated on Newport Highway (Highway 2) and East Hawthorne
     Road. Newport Highway is a major north/south artery for the area and East
     Hawthorne Road is the principal east-west artery in the northern Spokane urban area. The reported traffic volume that passes the Northpointe Plaza property is estimated at between 18,000 and 25,000 vehicles per day. The property is situated on approximately 45.2 acres and includes 2,740 parking spaces.

PROPERTY MANAGEMENT:

o    Inland Northwest Management Corp. manages the property. Inland Northwest
     Management Corp. was incorporated in January 2003 and is owned by individuals who are affiliates of the Inland Group. The Inland Group is the parent company of Inland Western Retail Real Estate Trust, Inc. The Inland
     Group, together with its subsidiaries and affiliates, is a real estate company providing property management, leasing, marketing, acquisition, disposition, development, redevelopment, syndication, renovation, construction finance and other related services. As of July 2003, the
     Inland Group employed more than 1,024 people, managed over $5 billion in assets and more than 60 million square feet of commercial property.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not allowed.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       75

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                NORTHPOINTE PLAZA
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       76

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              GE -- KIMCO PORTFOLIO
--------------------------------------------------------------------------------

[PICTURE OMITTED]                            [PICTURE OMITTED]

BIG KMART - FULLERTOWN PLAZA                 PRICE CHOPPER - COLUMBIA PLAZA

[PICTURE OMITTED]                            [PICTURE OMITTED]

PRICE CHOPPER - COLONIE PLAZA                FOOD LION - NORTH EAST STATION

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       77

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              GE -- KIMCO PORTFOLIO
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

GE -- KIMCO PORTFOLIO

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:             $30,715,000

 FIRST PAYMENT DATE:                     May 1, 2004

 TERM/AMORTIZATION:                      60/360 months

 INTEREST ONLY PERIOD:                   24 months

 MATURITY DATE:                          April 1, 2009

 EXPECTED MATURITY BALANCE:              $29,327,918

 BORROWING ENTITY:                       Colonie Plaza, LLC; Columbia
                                         KROP, LLC; FP Sub, LLC;
                                         NESBT Sub, LLC

 INTEREST CALCULATION:                   Actual/360

 CALL PROTECTION:                        Lockout: 0 payments
                                         GRTR 1% PPMT or
                                         Yield Maintenance: 58 payments
                                         Open: 2 payments

 UP-FRONT RESERVES:

   TAX RESERVE:                          Yes

   TENANT RESERVE:(1)                    $558,750

 ONGOING MONTHLY RESERVES:

   TAX RESERVE:                          Yes

   INSURANCE RESERVE:(2)                 Springing

   REPLACEMENT RESERVE:(3)               Springing

   TI/LC RESERVE:(4)                     Springing

   TENANT RESERVE:(5)                    $8,750

 LOCKBOX:                                Springing
-------------------------------------------------------------------------------

(1)  Fullerton Kmart ($550,000) and Colonie Price Chopper ($8,750) tenant reserves.

(2)  Insurance reserves spring if borrower fails to provide evidence of payment.

(3)  Replacement reserves spring if borrower fails to maintain property.

(4)  TI/LC reserves spring if DSCR falls below 1.20x.

(5)  Colonie Price Chopper Reserve collected until December 1, 2007.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                  $30,715,000

 CUT-OFF DATE LTV:                      79.8%

 MATURITY DATE LTV:                     76.2%

 UNDERWRITTEN DSCR*:                    1.72x

 MORTGAGE RATE:                         4.736%

 *  DSCR figures based on net cash flow unless otherwise noted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                            Retail

 PROPERTY SUB-TYPE:                        Anchored

 LOCATION:

   COLUMBIA PLAZA                          East Greenbush, NY

   FULLERTON PLAZA                         Baltimore, MD

   NORTH EAST STATION                      North East, MD

   COLONIE PLAZA                           Colonie, NY

 YEAR BUILT/RENOVATED:

   COLUMBIA PLAZA                          1988/NA

   FULLERTON PLAZA                         1979/NA

   NORTH EAST STATION                      1998/NA

   COLONIE PLAZA                           1987/NA

 NET RENTABLE SQUARE FEET:                 509,548

 CUT-OFF BALANCE PER SF:                   $60

 OCCUPANCY AS OF 7/16/04:

   COLUMBIA PLAZA                          87.7%

   FULLERTON PLAZA                         97.4%

   NORTH EAST STATION                      100.0%

   COLONIE PLAZA                           96.5%

 OWNERSHIP INTEREST:                       Fee

 PROPERTY MANAGEMENT:                      KRC Property
                                           Management I, Inc.

 U/W NET CASH FLOW:                        $3,293,821

 APPRAISED VALUE:                          $38,500,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       78

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              GE -- KIMCO PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                       FULL YEAR      FULL YEAR
                                       UNDERWRITTEN    (12/31/03)     (12/31/02)
                                       ------------    ----------     ----------
 Effective Gross Income ...........    $ 5,341,304    $ 5,259,267    $ 5,002,086
 Total Expenses ...................    $ 1,775,059    $ 1,743,609    $ 1,600,881
 Net Operating Income (NOI) .......    $ 3,566,245    $ 3,515,658    $ 3,401,205
 Cash Flow (CF) ...................    $ 3,293,821    $ 3,515,658    $ 3,401,205
 DSCR on NOI ......................          1.86x          1.83x          1.77x
 DSCR on CF .......................          1.72x          1.83x          1.77x
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                        TENANT INFORMATION
-----------------------------------------------------------------------------------------------------------------------------
                                           RATINGS      TOTAL       % OF                POTENTIAL   % POTENTIAL     LEASE
PROPERTY                 TOP TENANTS+     S&P/FITCH   TENANT SF   TOTAL SF   RENT PSF      RENT         RENT      EXPIRATION
--------                 ------------     ---------   ---------   --------   --------      ----         ----      ----------

 Columbia Plaza ..... Price Chopper       Not Rated     65,895       49.7%   $ 10.05    $662,245        49.2%      5/31/2018
                      Fashion Bug           BB-/NR      10,650        8.0    $  7.50      79,875         5.9       1/31/2005
                      -----------                      -------       ----               --------        ----
                      Total                             76,545       57.7%              $742,120        55.2%
 Fullerton Plaza .... Kmart               Not Rated     95,932       62.8%   $  4.12    $395,000        35.3%     11/30/2005
                      Salvo Auto Parts    Not Rated     12,000        7.9    $  7.55      90,600         8.1       8/31/2009
                      ----------------                 -------       ----               --------        ----
                      Total                            107,932       70.6%              $485,600        43.4%
 North East Station.. Food Lion             BB+/NR      38,372       45.9%   $  7.91    $303,500        34.7%      3/10/2018
                      ---------                        -------       ----               --------        ----
                      Total                             38,372       45.9%              $303,500        34.7%
 Colonie Plaza ...... Price Chopper       Not Rated     60,000       42.7%   $  5.75    $345,000        37.4%     11/30/2007
                      Big Lots             BBB-/NR      27,000       19.2    $  2.75      74,250         8.1       1/31/2008
                      --------                         -------       ----               --------        ----
                      Total                             87,000       62.0%              $419,250        45.5%
-----------------------------------------------------------------------------------------------------------------------------

+    Information obtained from Underwritten Rent Roll except for Ratings
     (S&P/Fitch) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       79

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              GE -- KIMCO PORTFOLIO
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE
                                                     COLUMBIA PLAZA
-----------------------------------------------------------------------------------------------------------------
                            NUMBER OF        EXPIRING       % OF       CUMULATIVE      CUMMULATIVE      BASE RENT
YEAR OF EXPIRATION+      LEASES EXPIRING        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF     EXPIRING
-------------------      ---------------        --        --------      --------      -------------     --------

 MTM ................            2             4,480          3.4%         4,480            3.4%        $ 39,900
 2004 ...............            4             5,075          3.8          9,555            7.2%        $ 53,748
 2005 ...............            8            22,703         17.1         32,258           24.3%        $202,124
 2006 ...............            6            14,613         11.0         46,871           35.3%        $176,794
 2007 ...............            1             1,277          1.0         48,148           36.3%        $ 13,511
 2008 ...............            2             2,310          1.7         50,458           38.0%        $ 34,125
 2018 ...............            1            65,895         49.7        116,353           87.7%        $662,245
 Vacant .............                         16,295         12.3        132,648          100.0%
                                 -            ------        -----
 Total ..............           24           132,648        100.0%
-----------------------------------------------------------------------------------------------------------------

+    Information obtained from Underwritten Rent Roll.

------------------------------------------------------------------------------------------------------------------
                                                LEASE ROLLOVER SCHEDULE
                                                    FULLERTON PLAZA
------------------------------------------------------------------------------------------------------------------
                             NUMBER OF        EXPIRING       % OF       CUMULATIVE      CUMMULATIVE      BASE RENT
YEAR OF EXPIRATION++      LEASES EXPIRING        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF     EXPIRING
--------------------      ---------------        --        --------      --------      -------------     --------

 2004 ................            1             4,500          2.9%         4,500            2.9%        $ 59,625
 2005 ................            1            95,932         62.8        100,432           65.7%        $395,000
 2006 ................            3             8,090          5.3        108,522           71.0%        $ 94,578
 2007 ................            2            12,000          7.9        120,522           78.9%        $137,000
 2008 ................            1             4,000          2.6        124,522           81.5%        $ 44,000
 2009 ................            1            12,000          7.9        136,522           89.3%        $ 90,600
 2010 ................            1             2,500          1.6        139,022           91.0%        $ 42,500
 2011 ................            1             5,312          3.5        144,334           94.4%        $110,000
 2012 ................            2             4,500          2.9        148,834           97.4%        $ 85,099
 Vacant ..............                          4,000          2.6        152,834          100.0%
                                 --           -------        -----
 Total ...............           13           152,834        100.0%
------------------------------------------------------------------------------------------------------------------

++   Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       80

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              GE -- KIMCO PORTFOLIO
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE
                                                   NORTH EAST STATION
-----------------------------------------------------------------------------------------------------------------
                            NUMBER OF        EXPIRING       % OF       CUMULATIVE      CUMMULATIVE      BASE RENT
YEAR OF EXPIRATION+      LEASES EXPIRING        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF     EXPIRING
-------------------      ---------------        --        --------      --------      -------------     --------

 MTM ................            1             4,400          5.3%        4,400             5.3%        $ 56,951
 2005 ...............            1             1,050          1.3         5,450             6.5%        $ 18,380
 2006 ...............            1             1,400          1.7         6,850             8.2%        $ 22,959
 2008 ...............            4            14,400         17.2        21,250            25.4%        $147,284
 2012 ...............            1             1,400          1.7        22,650            27.1%        $ 23,534
 2013 ...............            1             9,900         11.8        32,550            38.9%        $126,000
 2014 ...............            1             4,500          5.4        37,050            44.3%        $ 73,035
 2018 ...............            2            41,532         49.6        78,582            93.9%        $353,000
 2019 ...............            1             1,608          1.9        80,190            95.8%        $ 28,096
 2024 ...............            1             3,500          4.2        83,690           100.0%        $ 25,000
                                --            ------        -----
 TOTAL ..............           14            83,690        100.0%
-----------------------------------------------------------------------------------------------------------------

+    Information obtained from Underwritten Rent Roll.

------------------------------------------------------------------------------------------------------------------
                                                LEASE ROLLOVER SCHEDULE
                                                     COLONIE PLAZA
------------------------------------------------------------------------------------------------------------------
                             NUMBER OF        EXPIRING       % OF       CUMULATIVE      CUMMULATIVE      BASE RENT
YEAR OF EXPIRATION++      LEASES EXPIRING        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF     EXPIRING
--------------------      ---------------        --        --------      --------      -------------     --------

 MTM .................            1             1,125          0.8%         1,125            0.8%        $ 10,449
 2004 ................            2             2,742          2.0          3,867            2.8%        $ 28,200
 2005 ................            3            10,015          7.1         13,882            9.9%        $ 66,240
 2007 ................            6            76,875         54.8         90,757           64.7%        $508,013
 2008 ................            5            34,219         24.4        124,976           89.0%        $154,741
 2010 ................            1             3,000          2.1        127,976           91.2%        $ 36,300
 2011 ................            1             4,500          3.2        132,476           94.4%        $ 39,375
 2012 ................            1             2,975          2.1        135,451           96.5%        $ 43,733
 Vacant ..............                          4,925          3.5        140,376          100.0%
                                 --           -------        -----
 TOTAL ...............           20           140,376        100.0%
------------------------------------------------------------------------------------------------------------------

++   Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       81

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              GE -- KIMCO PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
COLUMBIA PLAZA

Price Chopper occupies 49.7% of a 132,648 square foot retail center on a lease expiring in May 2018 with four 5-year extensions. Price Chopper, a subsidiary of the Golub Corporation, was founded in 1932 by two brothers, Ben and Bill Golub.
Golub Corporation today has approximately 2.1 billion in annual sales, employs approximately 20,000 people, operates 100-plus Price Chopper supermarkets in
Connecticut, Massachusetts, New Hampshire, upstate New York, northeastern
Pennsylvania and Vermont and is headquartered in Schenectady, N.Y. The Golub family owns 45% of the firm and the employees own the remaining 55%.

Fashion Bug (Rated "BB--" by S&P) occupies 8.0% of a 132,648 square foot retail center on a lease expiring in January 2005 with four 5-year extensions. Charming
Shoppes, Inc. ("Charming Shoppes") is a leading specialty apparel retailer primarily focused on plus-size women's apparel through three brands: Lane
Bryant, Fashion Bug and Catherines Plus Sizes. With over 25,000 employees, 2,200 stores in 48 states and $2.3 billion in annual sales, it is the third-largest women's specialty apparel retailer in the nation. Fashion Bug on its own has over 1,000 stores in 45 states and has sales of over $1 billion in fiscal 2004.

FULLERTON PLAZA

Kmart occupies 62.8% of a 152,834 square foot anchored retail shopping center on a lease expiring in November 2005 with ten 5-year extensions. Kmart is a mass merchandising company with 1,504 Kmart and Kmart Super Center retail outlets in
49 states, Puerto Rico and the Virgin Islands and approximately $25 billion in annual sales, including 2,400 associates at Kmart's headquarters in Troy,
Michigan. On May 6, 2003, Kmart Corporation and 37 of its U.S. subsidiaries and affiliates emerged from the Chapter 11 process after concluding a fast-track reorganization. Kmart reported a net income of $155 million, or $1.54 per diluted share financial results for the second quarter of fiscal 2004. Kmart had reported a net loss of $5 million or $(0.06) per diluted share for the same period in 2003.

NORTH EAST STATION

Food Lion, LLC ("Food Lion") (Rated "BB+" by S&P) occupies 45.9% of an 83,690 square foot anchored retail shopping center on a lease expiring March 2018 with four 5-year extensions. Food Lion, LLC is a member of Delhaize America, the U.S.
division of Brussels-based Delhaize Group. Food Lion was incorporated in North
Carolina in 1957 and maintains its corporate headquarters in Salisbury, North
Carolina and Scarborough, Maine. Food Lion is a supermarket chain in the United
States with 1,200 stores in 11 Southeastern and Mid-Atlantic states. Food Lion stores sell more than 28,000 different products and offer nationally and regionally advertised brand name merchandise, as well as private label products manufactured and packaged for Food Lion. Food Lion currently employs 73,000 associates.

COLONIE PLAZA

Price Chopper occupies 42.7% of a 140,376 square foot retail center on a lease expiring in November 2007 with four 5-year extensions.

Big Lots (Rated "BBB--" by S&P) occupies 19.2% of a 140,376 square foot retail center on a lease expiring in January 2008 with two 5-year extension options.
Big Lots is the nation's largest closeout retailer, with more than 1,400 Big
Lots stores in 46 states. Big Lots offers merchandise at 20% to 40% below traditional discount retailers. Founded in 1967, the company employs more than
45,000 associates across the U.S. Headquartered in Columbus, Ohio, Big Lots is a
Fortune 500 company with annual revenues exceeding $4 billion.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       82

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              GE -- KIMCO PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o    The GE-Kimco Portfolio Mortgage Loan is secured by a first mortgage on a cross collateralized portfolio of 4 retail centers containing a total of
     509,548 square feet located in New York (Columbia Plaza and Colonie Plaza)
     and Maryland (Fullerton Plaza and North East Station).

THE BORROWER:

o    The borrowers, Colonie Plaza, LLC; Columbia KROP, LLC; FP Sub, LLC; and
     NESBT Sub, LLC; are all single-purpose, bankruptcy-remote entities with independent directors for which borrowers' legal counsel delivered a non-consolidation opinion at loan closing. The ownership in each borrower consists of an investment partnership between an affiliate of Kimco Realty
     Corporation and an affiliate of General Electric Capital Corporation. The sponsors for the loan are Kimco Realty Corporation; General Electric
     Capital Corporation; and General Electric Company.

     Kimco Realty Corporation is one of the nation's largest publicly traded owner and operator of neighborhood and community shopping centers, with almost 700 properties in 40 states, comprising approximately 100 million square feet of leaseable space. Kimco Realty Corporation (NYSE: "KIM") is rated "A-" by S&P. GE Capital Real Estate invests in and finances commercial and multi-family residential properties and provides asset management and loan servicing. It has a global portfolio valued at more than $21 billion through its structured-finance, equity and capital-markets products, and employ over 800 people in offices around the world. GE
     Capital Real Estate is a division of GE Capital (which is rated "AAA" by
     S&P and "AAA" by Fitch). The partnership entity, Kimco Retail Opportunity
     Portfolio, L.L.C., currently holds 22 retail properties totaling more than
     3.5 million square feet and has a net worth of approximately $105,004,000 and a liquidity of $4,735,000.

THE PROPERTIES:

o    The security for the GE-Kimco Portfolio Mortgage Loan consists of four anchored shopping centers located in New York and Maryland. The properties are further described below:

     Columbia Plaza is a 132,648 square foot grocery-anchored center in East
     Greenbush, New York. The property is located on the west side of Columbia
     Turnpike, approximately 1/2 mile north of the Route 4 intersection and approximately 6 miles southeast of the City of Albany. The property was constructed in 1988 and is currently 87.7% occupied by 24 tenants. The center is anchored by a 65,895 square foot Price Chopper grocery store in addition to a 10,650 square foot Fashion Bug store. The Price Chopper 2003 sales at the Columbia Plaza center are reported at approximately $568 per square foot with an occupancy cost of 2.5%.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       83

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              GE -- KIMCO PORTFOLIO
--------------------------------------------------------------------------------

     Fullerton Plaza is a 152,834 square foot single-story anchored shopping center located in Baltimore, MD. The property is located on Route 1, just north of the Baltimore Beltway approximately 6 miles from the Baltimore central business district. The property is anchored by a 95,932 square foot
     "Big K" Kmart. Other significant tenants at the property include a Salvo
     Auto Parts store and a Fashion Bug store. The property was constructed in
     1979 and is currently 97.4% occupied by 13 tenants. Kmart 2003 sales at the property were reported at approximately $161 per square foot with an occupancy cost of 3.8%.

     North East Station is a 83,690 square foot single-story shopping center located in North East, Maryland on the Pulaski Highway just off 1-95. The center is anchored by a 38,372 square foot Food Lion grocery store. Other large tenants at the property include a 9,900 square foot Happy Harry's
     Discount Drug Store and an 8,400 square foot Dollar Tree store. The property was constructed in 1998 and is currently 100% occupied by 14 tenants. The Food Lion 2003 sales at the property were reported at approximately $535 per square foot with an occupancy of 1.8%.

     Colonie Plaza is a 140,376 square foot neighborhood center located at the intersection of SR 155 and Central Avenue, just north of the intersection of 1-90 and 1-87, approximately 12 miles northwest of the City of Albany.
     The center is anchored by a 60,000 square foot Price Chopper, a 27,000 square foot Big Lots and a 10,800 square foot Eckerd. The property was constructed in 1987 and is currently 96.5% occupied by 20 Tenants.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not allowed.

RELEASE OR SUBSTITUTION OF PROPERTY:

o    Release of an individual Mortgaged Property shall be subject to conditions stated in the GE-Kimco Portfolio Mortgage Loan documents including, but not limited to: (i) a payment to the mortgagee of 100% of the allocated loan amount for the Mortgaged Property to be released plus either a 15% or 20%
     release premium (the "Release Premium"), depending on the then DSCR level, of the original loan amount and the applicable prepayment premiums, (ii)
     the DSCR of the remaining properties being equal to or greater than 1.10x based on a 9.30% constant, and (iii) the LTV of the remaining properties being less than the lesser of 80% or the LTV of the properties prior to the release. In addition, the borrowers have the right to uncross an individual
     Mortgaged Property, transfer it, and have the tranferee assume the severed loan, pursuant to the terms and conditions set forth in the loan documents.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       84

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              GE -- KIMCO PORTFOLIO
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       85

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

o    GENERAL. For a detailed presentation of certain characteristics of the
     Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A to the prospectus supplement. See Annex B
     Multifamily Schedule to the prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex B Capital
     Improvement, Replacement Reserve and Escrow Accounts to the prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserves.

o    CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. The mortgage pool contains two sets of cross-collateralized and cross-defaulted Mortgage
     Loans. Such Mortgage Loans collectively represent 5.8% of the Initial Pool
     Balance, and 37.1% of the Group 2 balance and are referred to as the
     "Cross-Collateralized Mortgage Loans." Each of the Cross-Collateralized
     Mortgage Loans is evidenced by a separate Mortgage Note and secured by a separate Mortgage, which Mortgage or separate cross-collateralization agreement, which may include a subordinate mortgage as the case may be, contains provisions creating the relevant partial cross-collateralization and partial cross-default arrangements.

o    GROUND LEASES. Fifteen Mortgaged Properties, which represent approximately
     11.6% of the Initial Pool Balance (11.4% of the Group 1 Balance and 12.7%
     of the Group 2 Balance), are secured, in whole or in part, by a Mortgage on the applicable borrower's leasehold interest in the related Mortgaged
     Property. Generally, with certain exceptions, either (i) the ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the related Mortgage Loan or (ii) the ground lessor has agreed to give the holder of the Mortgage Loan notice of, and has granted such holder the right to cure, any default or breach by the lessee.

o    SUBORDINATE FINANCING. The Mortgage Loans generally either prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt or require the consent of the holder of the first lien prior to encumbering such property. Certain exceptions are noted below and described in the prospectus supplement. One Mortgage Loan, representing
     1.1% of the Initial Pool Balance (1.3% of the Group 1 Balance), permits additional unsecured debt. In addition, one Mortgage Loan, representing
     0.7% of the Initial Pool Balance (4.4% of the Group 2 Balance), has
     existing secured subordinate debt. Further, three Mortgage Loans, representing 0.9% of the Initial Pool Balance (1.1% of the Group 1
     Balance), permit additional secured debt. Thirteen Mortgage Loans, representing 9.7% of the Initial Pool Balance (11.5% of the Group 1
     Balance) permit the members of the related borrower to incur mezzanine debt under the circumstances set forth in the related loan agreement. In addition, three Mortgage Loans, representing 14.4% of the Initial Pool
     Balance (17.0% of the Group 1 Balance) have existing mezzanine debt. See the individual loan descriptions under the heading "Description of the
     Mortgage Pool" in the prospectus supplement for further information regarding additional indebtedness relating to significant mortgage loans, as well as the information under "Description of the Mortgage Pool --
     Additional Mortgage Loans -- Subordinate Financing" in the prospectus supplement. See also "Risk Factors -- Risks Related to the Mortgage Loans
     -- Subordinate Financing May Make Recovery Difficult in the Event of Loss"
     of the prospectus supplement.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Greenwich
Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       86